LOAN AGREEMENT


                           Dated as of July 2, 1998


                                     Between
                        CUTTER SOUND DEVELOPMENT, LTD.,
                            MONTVERDE PROPERTY, LTD.,
                        NORTHSHORE GOLF PARTNERS, LTD.,
                         NORTHSHORE DEVELOPMENT, LTD.,
                         U.S. GOLF PELICAN STRAND, INC.,
                     U.S. GOLF PINEHURST PLANTATION, LTD.,
                              FSD GOLF CLUB, LTD.,
                               RH HOLDINGS, INC.,
                        WEDGEFIELD LIMITED PARTNERSHIP,
                                   as Borrower


                                       and

                CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC,

                                   as Lender

                               TABLE OF CONTENTS
                                                                            Page

ARTICLE I.  DEFINITIONS; PRINCIPLES OF CONSTRUCTION
Section 1.1  Definitions
Section 1.2  Principles of Construction

ARTICLE II.  PAYMENTS; ADVANCES
Section 2.1  The Loan
Section 2.2  Disbursements
Section 2.3  Loan Repayment; Exit Fee
Section 2.4  Prepayment
Section 2.5  Making of Payments
Section 2.6  Late Payment Charge
Section 2.7  Release on Payment in Full
Section 2.8  Construction Escrow Account
Section 2.9  Affiliate Payments

ARTICLE III.  REQUIRED WORK; SUBSEQUENT ADVANCES
Section 3.1  Required Work
Section 3.2  Subsequent Advances
Section 3.3  Conditions Precedent to Subsequent Advances
Section 3.4  Conditions Precedent to Final Advances
Section 3.5  Reallocation of Budget
Section 3.6  Determinations

ARTICLE  IV.   RERESENTATIONS   AND   WARRANTIES
Section 4.1 Organization, Enforceability, Etc.
Section 4.2 No Structural  Defects
Section 4.3 Financial Statements
Section 4.4 Litigation
Section 4.5 No Conflict with Law or Agreements
Section 4.6 Personal Property
Section 4.7 Easements
Section 4.8 No Flood Hazard, Etc.
Section 4.9 No Default
Section  4.10 No Offsets
Section 4.11 Valid Liens
Section  4.12  Compliance  with Zoning and Legal  Requirements
Section  4.13 No Condemnation
Section 4.14 No Casualty
Section 4.15 Purchase Options
Section 4.16 No Encroachments
Section 4.17 No Insolvency
Section 4.18 Fraudulent  Conveyance
Section 4.19 Broker
Section 4.20  Environmental
Section 4.21 Borrower  Address
Section 4.22 Structure of Borrower
Section 4.23 Leases
Section 4.24  Properties Taxed as a Separate  Tax Lot
Section  4.25 Fiscal  Year
Section  4.26 No Other Financing
Section 4.27 ERISA
Section 4.28 FIRPTA
Section 4.29 PUHCA
Section 4.30 Insurance
Section 4.31 No Margin  Stock
Section  4.32  Investment  Company Act
Section  4.33 Taxes
Section  4.34 Full and  Accurate  Disclosure
Section  4.35 Contracts
Section 4.36 Other  Obligations and Liabilities
Section 4.37 Loan to Value Ratio

ARTICLE V.  AFFIRMATIVE COVENANTS
Section 5.1  Transfers
Section 5.2  Liens
Section 5.3  Indebtedness
Section 5.4  Compliance with Easements, Restrictive Covenants and
             Permitted Encumbrances
Section 5.5  Leases
Section 5.6  Delivery of Notices
Section 5.7  ERISA
Section 5.8  Agreements with Affiliates
Section 5.9  After Acquired Property
Section 5.10  Books and Records
Section 5.11  Delivery of Estoppel Certificates
Section 5.12  Management, Etc.
Section 5.13  Financial Statements; Audit Rights
Section 5.14  Maintenance of Non-Taxable Status
Section 5.15 Lender's  Attorneys' Fees and Expenses  Section 5.16  Environmental
Section 5.17 Report  Updates  Section 5.18 Lender Access to  Properties  Section
5.19 Delivery of Documents Regarding Ownership Section 5.20 Conduct of Business

ARTICLE VI.  EVENTS OF DEFAULT
Section 6.1  Events of Default; Defaults
Section 6.1.1  Non-Payment
Section 6.1.2  Affirmative Covenants
Section 6.1.3  Negative Covenants
Section 6.1.4  Financial Statements
Section 6.1.5  Representations
Section 6.1.6  Other Loan Documents
Section 6.1.7  Demolition or Alterations
Section 6.1.8 Failure to Deliver  Estoppel  Certificate
Section 6.1.9 Receipts;
Deposits
Section 6.1.10  Cessation of Borrower
Section 6.1.11 Transfer
Section
6.1.12  Liens
Section  6.1.13  Involuntary  Bankruptcy,   Etc.
 Section  6.1.14
Voluntary  Bankruptcy
Section  6.1.15  Judgments
Section 6.1.16 Leases
Section
6.1.17 Organizational  Documents
Section 6.1.18 Delivery of Financial Statements
Section 6.1.19 ERISA
Section 6.1.20 Termination of Management  Agreement
Section 6.1.21 Other Conditions for Acceleration
Section 6.1.22 Material Adverse Change
Section 6.1.23 Denial of Obligation
Section 6.1.24  Misapplication  of Receipts
Section  6.1.25  Failure to Provide  Further  Assurances
Section  6.1.26 Lender Access
Section  6.1.27 Certain Cross Defaults
Section 6.1.28 SEC Action
Section 6.1.29 Disclosed  Violations
Section 6.1.30 Red Hawk Property
Section 6.2 Rights upon Event of Default

ARTICLE VII.  GENERAL PROVISIONS
Section 7.1 Rights  Cumulative;  Waivers
 Section 7.2 Lender's Action for its Own Protection Only
Section 7.3 No Third Party Beneficiaries
 Section 7.4 Payment of Expenses
 Section 7.5  Indemnification
Section 7.6 Notices
 Section 7.7 No Oral Modification
Section 7.8 Assignment by Lender
Section 7.8.1 Assignment
Section 7.8.2 Participations
Section 7.8.3 Assignment and Acceptance
Section 7.8.4 Other Business
Section 7.8.5 Privity of Contract
Section 7.8.6 Availability of Records
Section 7.9  Severability
 Section 7.10 No Assignment  by Borrower
Section 7.11 Governing  Law
 Section  7.12  Successors  and/or  Assigns
 Section  7.13 Entire Contract
Section 7.14 Joint and Several  Liability
Section 7.15  Counterparts; Headings
 Section 7.16 Time of the Essence
Section 7.17 Consents
Section 7.18 No Partnership
Section 7.19 Waiver Of Jury Trial
Section  7.20  Limited  Recourse
Section 7.21 Limitation on Liability
Section 7.22 Jurisdiction,  Venue,  Service of Process
Section 7.23 Appointment of Agent for Service of Process
Section 7.24 Rule of Construction
Section 7.25 Further  Assurances
Section 7.26 Placement of Loan
Section 7.27 Servicer

ARTICLE  VIII.  SPECIAL  PROVISIONS
Section 8.1  Deposits for Tax and  Insurance Premiums
Section 8.2  Replacement  Reserve Fund
Section 8.3  Interest  Reserve
Section 8.4  Approved  Budget
Section 8.5  Working  Capital  Reserve
Section 8.6  Right of First  Refusal to  Provide  Permanent  Financing
Section 8.7  Release Provisions
Section 8.8  Subdivision  Provisions
Section 8.9  Cash  Management
Section 8.10 Right of First  Refusal to Purchase  Property
Section 8.11 Sale of Red Hawk  Property
Section 8.12 Reserve  Reimbursements
Section 8.13 Starwood Settlement
Section 8.14 Northshore Transfers

ARTICLE IX.  SINGLE PURPOSE ENTITY/SEPARATENESS
Section 9.1  Representations, Warranties and Covenants
Section 9.2  Notice of Indemnification
Section 9.3  No Oral Agreements

LIST OF EXHIBITS
Exhibit A       -       Allocated Loan Amount, Appraised Values and Minimum
                        Release Prices
Exhibit B       -       Omitted
Exhibit C       -       Omitted
Exhibit D       -       Omitted
Exhibit E       -       Structure of Borrower
Exhibit F       -       Required Work
Exhibit G       -       Omitted
Exhibit H       -       Omitted
Exhibit I       -       Red Hawk Property
Exhibit J       -       Violations
Exhibit K       -       Reserve Amounts

                                 LOAN AGREEMENT

                  THIS LOAN AGREEMENT, dated as of July 2, 1998 (as amended, restated, replaced, supplemented or otherwise modified from time to time, this "Agreement"), between CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC, a Delaware limited liability company having an address at 11 Madison Avenue, New York, New York 10010 ("Lender") and CUTTER SOUND DEVELOPMENT, LTD., MONTVERDE PROPERTY, LTD., NORTHSHORE GOLF PARTNERS, LTD., NORTHSHORE DEVELOPMENT, LTD., U.S. GOLF PELICAN STRAND, INC., U.S. GOLF PINEHURST PLANTATION, LTD., FSD GOLF CLUB, LTD., RH HOLDINGS, INC. AND WEDGEFIELD LIMITED PARTNERSHIP, each having an address at c/o Golf Communities of America, 255 South Orange Avenue, Firstate Tower, Suite 1515, Orlando, Florida 32801 (collectively, "Borrower"). All capitalized terms used herein shall have the respective meanings set forth in
Article I hereof.

                             W I T N E S S E T H :

                  WHEREAS, Borrower desires to obtain the Loan from Lender;

                  WHEREAS, Lender is willing to make the Loan to Borrower, subject to and in accordance with the terms of this Agreement and the other Loan Documents;

                  NOW, THEREFORE, in consideration of the making of the Loan by Lender and the covenants, agreements, representations and warranties set forth in this Agreement, the parties hereto hereby covenant, agree, represent and warrant as follows:

ARTICLE I.  DEFINITIONS; PRINCIPLES OF CONSTRUCTION

Section 1.1  Definitions.

                  For all purposes of this Agreement, except as otherwise expressly required or unless the context clearly indicates a contrary intent:

                  "ACM" shall mean any asbestos-containing materials.

                  "Affiliate" shall mean, with respect to any Person, (x) any Person controlling, controlled by or under common control with, whether by virtue of ownership or otherwise, such Person and (y) any spouse, parent or sibling of any such Person who is a natural person, and any ancestor or lineal descendent of such spouse, parent or sibling. For purposes of this Agreement and the other Loan Documents, Affiliates of Borrower shall include, but not be limited to,

                  (i) any partners, members or shareholders, as the case may be (other than in their capacity as shareholders of any company whose stock is publicly traded, where such shareholders do not control such company) of Borrower,

                  (ii) any Guarantor, and any of the shareholders, members or partners, if any, as the case may be, of such Guarantor (other than in their capacity as shareholders of any company whose stock is publicly traded, where such shareholders do not control such company),

                  (iii) the managing agent of the Property, if any, and any of the shareholders, members or partners, if any, as the case may be, of the managing agent (other than in their capacity as shareholders of any company whose stock is publicly traded, where such shareholders do not control such company) and

                  (iv) any Person which would constitute an Affiliate of any Person described above pursuant to clause (x) or (y) above.

                  "Affirmative Covenant" shall mean a promise or covenant by any Person to perform, act, suffer, permit or consent.

                  "Agreement" shall mean this Loan Agreement, as the same may be amended, restated, replaced, supplemented, or otherwise modified from time to time.

                  "Allocated   Loan  Amount"  shall  mean,   for  an  Individual
Property, the amount set forth on Exhibit A hereto as the Allocated Loan Amount for such Individual Property.

                  "Applicable Interest Rate" shall mean the rate of interest, adjusted from time to time, applicable to the outstanding principal balance of the Loan from time to time, calculated in accordance with the terms of the Note.

                  "Appraised Value" shall mean, for each Release Parcel, the amount set forth on Exhibit A hereto as the appraised value of such Release Parcel or such other amount as shall be determined by an Approved Appraisal of such Release Parcel after the date hereof.

                  "Approved Accountant" shall mean one of the so-called "Big Six" accounting firms or such other independent certified public accountant of nationally recognized standing selected by the Person required to deliver the applicable Financial Statements and other reports specified herein, which Approved Accountant shall be approved by Lender, which approval shall not be unreasonably withheld, delayed or conditioned.

                  "Approved Appraisal" shall mean, with respect to an Individual Property, an appraisal of such Individual Property (a) executed and delivered to Lender by a qualified MAI appraiser having no direct or indirect interest in such Individual Property or any loan secured in whole or in part thereby and whose compensation is not affected by the approval or disapproval of such appraisal by Lender; (b) addressed to Lender and its successors and assigns; (c) satisfying the requirements of the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation and Title XI of the Federal Institutions Reform, Recovery and Enforcement Act of 1989 and the regulations promulgated thereunder, all as in effect on the date of such calculation, with respect to the appraisal and the appraiser preparing same; and (d) otherwise satisfactory to Lender in all respects in Lender's reasonable discretion.

                  "Approved  Budget" shall have the meaning set forth in Section
8.4.1 hereof.

                  "Architect"   shall  mean,   with  respect  to  an  Individual
Property, the architect preparing the Plans for such Individual Property in accordance with Section 3.1.2 hereof.

                  "Assignees" shall have the meaning set forth in Section 7.8.1 hereof.

                  "Assignment of Leases" shall mean, collectively, those certain first priority Assignments of Leases and Rents executed by an Individual Borrower, as assignor, to Lender, as assignee, assigning to Lender all of such Individual Borrower's interest in and to the Leases and Rents of the Individual Property encumbered thereby as security for the Loan, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

                  "Assignment of Management Agreement" shall mean, with respect to each Individual Property, as applicable, that certain Assignment of Management Agreement and Subordination of Management Fees among an Individual Borrower, as assignor, Manager, as manager, and Lender, as assignee, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

                  "best knowledge" or "knowledge" shall mean for the purpose of this Agreement and the other Loan Documents the actual knowledge of the Person in question, after having made due inquiry. If any entity with respect to which this term would be applicable is a corporation, knowledge of such entity shall refer to actual knowledge of its officers or directors after having made due inquiry. If any such entity is a partnership, knowledge of such entity shall refer to actual knowledge of each of its partners who participates in the management of such partnership (directly or indirectly), after having made due inquiry. If any such entity is a limited liability company, knowledge of such entity shall refer to actual knowledge of its managing members after having made due inquiry. The knowledge of Borrower for purposes of this definition shall also include the knowledge of the Manager of the Individual Property in question.

                  "Borrower" shall mean, collectively, the Persons identified as Borrower in the first paragraph of this Agreement and each of their respective successors and assigns.

                  "Borrower Information" shall have the meaning ascribed thereto in Section 7.8.6.

                  "Broker" shall mean Curt Newman.

                  "Business Day" shall mean any day other than a Saturday, Sunday or any other day on which commercial banks in New York, New York are required or permitted by law to close.

                  "Cash Collateral Account" shall have the meaning ascribed to such term in the Cash Management Agreement.

                  "Cash Management Agreement" shall mean that certain Cash Management Agreement, dated as of the date hereof, between Borrower, Lender and Manager, as the same may be amended or modified from time to time.

                  "CERCLA" shall mean the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. **9601, et seq.), as the same may be amended from time to time.

                  "Claim" shall have the meaning set forth in Section 7.5.2 hereof.

                  "Clearing Account" shall have the meaning ascribed to such term in the Cash Management Agreement.

                  "Closing Date" shall mean the date of the funding of the Initial Advance.

                  "Closing Period" shall have the meaning set forth in Section 8.6.2.

                  "Code" shall mean the Internal Revenue Code of 1986, as amended, and as it may be further amended from time to time, any successor statutes thereto, and applicable U.S. Department of Treasury regulations issued pursuant thereto in temporary or final form.

                  "Collection Period" shall have the meaning ascribed to such term in the Cash Management Agreement.

                  "Construction Draw" shall have the meaning ascribed to such term in Section 3.2.1 hereof.

                  "Construction Escrow Account" shall have the meaning ascribed to such term in Section 2.8.1 hereof.

                  "Construction Funds" shall mean the sum of (i) the amount deposited in the Construction Escrow Account on the Closing Date and (ii) the amount by which the Loan Amount shall exceed the Initial Advance.

                  "Contract" shall mean (i) any management, brokerage or leasing agreement or (ii) any cleaning, maintenance, service or other contract or agreement of any kind (other than Leases) of a material nature (materiality for these purposes to include contracts providing for aggregate payments in excess of $50,000 or which extend beyond one year (unless cancelable on thirty (30) days' or less notice)), in the case of each of clause (i) or (ii) relating to the ownership, leasing, management, use, operation, maintenance, repair or restoration of the Property.

                  "Contribution Agreement" shall mean that certain Contribution Agreement by and among the Individual Borrowers dated as of the date hereof, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

                  "control" (and the correlative terms "controlled by" and "controlling") shall mean the power to direct the business and affairs of the entity in question by reason of the ownership of beneficial interests, by contract or otherwise.

                  "Corrective Work" shall mean have the meaning ascribed to such term in the Environmental Indemnification Agreement.

                  "Debt" shall have the same meaning as the term "Indebtedness".

                  "Debt Service" shall mean, with respect to any particular period of time, scheduled principal and/or interest payments under the Note.

                  "Default" shall have the meaning set forth in Section 6.1 hereof.

                  "Default Rate" shall have the meaning set forth in the Note.

                  "Designated Officer" shall mean if any Individual Borrower is a corporation, the chief financial officer of such corporation or such other officer of such corporation as is fully familiar with the financial affairs of such Individual Borrower and is approved by Lender. If any Individual Borrower is a partnership, such officer of such Individual Borrower's managing general partner as satisfies the first sentence of this definition. If any Individual Borrower is a limited liability company, such officer of such Individual Borrower's managing member as satisfies the first sentence of this definition.

                  "Disclosed Contracts" shall mean the Contracts disclosed to Lender in writing on the date hereof.

                  "Disclosed  Violations"  shall have the  meaning  set forth in
Section 4.12.1 hereof.

                  "Disclosure  Document"  shall  have the  meaning  set forth in
Section 7.26.3 hereof.

                  "Disqualified  Person"  shall  have the  meaning  set forth in
Section 4.27.1 hereof.

                  "Easements"  shall have the  meaning  ascribed to such term in
Section 4.7 hereof.

                  "Engineer's Report" shall mean the engineering report made and delivered to Lender with respect to an Individual Property.

                  "Entities" shall have the meaning set forth in Section 7.26.2 hereof.

                  "Environmental Costs" shall mean "Indemnified Costs" as such term is defined in the Environmental Indemnification Agreement.

                  "Environmental   Consultant"   shall  mean  an   environmental
consultant reasonably satisfactory to Lender.

                  "Environmental Indemnification Agreement" shall mean that certain Environmental Indemnification Agreement dated the date hereof in favor of Lender, as same may hereafter be amended, restated, replaced, supplemented or otherwise modified from time to time.

                  "Environmental   Laws"  shall  mean   CERCLA;   The   Resource
Conservation and Recovery Act, 42 U.S.C. *1601, et seq.; The Hazardous Substances Transportation Act, 49 U.S.C. *1801, et seq.; The Emergency Planning and Community Right-to-Know Act of 1986, 42 U.S.C. *11001, et seq.; The Toxic Substances Control Act, 15 U.S.C. *2601 et seq.; The Clean Air Act, 42 U.S.C.. *7401 et seq., The Clean Water Act, 33 U.S.C. *1251 et seq.; The Safe Drinking Water Act, 42 U.S.C. *300 et seq.; as any of the foregoing may be amended from time to time; and any other federal, state and local laws or regulations, codes, statutes, orders, decrees, judgments or injunctions, now or hereafter issued, promulgated, approved or entered thereunder, relating to pollution, contamination or protection of the environment, including, without limitation, laws relating to emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals or industrial, toxic or hazardous substances or wastes into the environment (including, without limitation, ambient air, surface water, ground water, land surface or subsurface strata, buildings or facilities) or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Substances.

                  "Environmental Matter" shall mean any matter arising out of, relating to, or resulting from pollution, contamination or protection of the environment (including natural resources), and any matters relating to emission, discharge, release or threatened release, of Hazardous Substances into the air (indoor and outdoor), surface water, groundwater, soil, land surface or subsurface, buildings or facilities or otherwise arising out of, relating to, or resulting from the manufacture, processing, distribution, use, treatment, storage, disposal, transport, handling, release or threatened release of Hazardous Substances.

                  "Environmental Report" shall mean, collectively, the Phase I and, if applicable, Phase II, environmental reports with respect to the Property made and delivered to Lender by the Environmental Consultant in connection with the Loan.

                  "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended, and the regulations promulgated thereunder from time to time.

                  "Exchange  Act"  shall have the  meaning  set forth in Section
7.26.3 hereof.

                  "Event of Default" shall have the meaning set forth in Section
6.1 hereof.

                  "Financial Statements" shall mean (a) with respect to Borrower, the financial statements and other documentation required to be delivered pursuant to Section 5.13 hereof and, (b) with respect to Guarantors, such financial statements as are required by the terms of the Guaranty, the Environmental Indemnification Agreement or any of the other Loan Documents, to the extent applicable to such Guarantor.

                  "Fiscal Year" shall mean each twelve (12) month period commencing on January 1 and ending on December 31 during each year of the Term.

                  "GAAP" shall mean generally accepted accounting principles in the United States of America as of the effective date of the applicable financial report.

                  "Governmental Authority" shall mean any court, board, agency, commission, office or authority of any nature whatsoever for any governmental unit (federal, state, county, district, municipal, city or otherwise) whether now or hereafter in existence.

                  "Gross Income from Operations" shall mean the aggregate of all income, computed in accordance with GAAP, derived from the ownership and operation of the Properties from whatever source, including, but not limited to, Receipts, utility charges, escalations, forfeited security deposits, interest on credit accounts, service fees or charges, license fees, parking fees, rent concessions or credits, but excluding sales, use and occupancy or other taxes on receipts required to be accounted for by Borrower to any government or governmental agency, refunds and uncollectible accounts, sales of furniture, fixtures and equipment, proceeds of casualty insurance and condemnation awards (other than business interruption or other loss of income insurance), and any disbursements to the Borrower from the applicable Tax and Insurance Escrow Fund, the applicable Replacement Reserve Fund or any other escrow fund or reserves established pursuant to the Loan Documents.

                  "Guarantor"  shall mean any guarantor or indemnitor  under any
Guaranty  including,   without  limitation,   Golf  Ventures,  Inc.,  U.S.  Golf
Communities, Inc. and Warren Stanchina.

                  "Guaranty" shall mean any guaranty or indemnity executed and delivered in connection with the Loan as of the date hereof or as of any date hereafter.

                  "Hazardous Substances" shall mean asbestos, ACM, PCBs, urea-formaldehyde and urea-formaldehyde foam insulation, nuclear fuel or waste, petroleum products and any hazardous waste, toxic substance, related components, related constituents, pollutant or contaminant, including, without limitation, any substance defined or treated as a "hazardous substance", "extremely hazardous substance" or "toxic substance" (or comparable term) in any applicable Environmental Law and any other material which may give rise to Environmental Costs.

                  "Improvements" shall have the meaning set forth in the granting clause of the related Mortgage with respect to each Individual Property.

                  "Indebtedness" shall mean the outstanding principal amount set forth in and evidenced by the Note together with all interest accrued and unpaid thereon and all other sums due to Lender in respect of the Loan under the Note, this Agreement, each Mortgage or any other Loan Document.

                  "Indemnified Parties" shall mean each of Lender, the Affiliates of Lender and the Participants and their respective successors, partners, members, shareholders, officers, directors, attorneys, agents and employees.

                  "Independent Director" shall mean a person who is not at the time of appointment, and has not been at any time in the preceding five years,
(i) a stockholder, director, officer, member, employee or partner of Borrower or any Affiliate of Borrower; (ii) a customer, supplier or other Person who derives more than ten percent (10%) of his/her/its purchases or revenues from his/her/its activities with Borrower or any Affiliate of Borrower; (iii) a Person controlling or under common control with any such stockholder, director, officer, member, employee, partner, customer, supplier or other Person or (iv) a member of the immediate family of any such stockholder, director, officer, member, employee, partner, customer, supplier or other Person.

                  "Individual Borrower" shall mean each of the Persons signing this Agreement as Borrower and their respective successors and assigns.

                  "Individual Property" shall mean the real property and the improvements thereon encumbered by a Mortgage executed by an Individual Borrower, together with all rights pertaining to such Individual Property and improvements thereon located, as more particularly described in the Granting Clauses of such Mortgage and referred to therein as the "Premises".

                  "Initial Advance" shall mean Lender's initial advance of proceeds of the Loan in the amount set forth on Exhibit K as the Initial Advance.

                  "Insolvent" shall mean the inability of a Person to pay its debts as they become due and/or if the fair market value of such Person's assets do not exceed its liabilities, including without limitation, subordinated, unliquidated, disputed or contingent liabilities.

                  "Insurance  Premiums"  shall  have the  meaning  set  forth in
Section 8.1 hereof.

                  "Lease" shall mean any lease, sublease or sub-sublease, letting, license, concession or other agreement (whether now or hereafter in effect) entered into by Borrower (or its predecessor-in-interest) pursuant to which any Person is granted a possessory interest in, or right to use or occupy all or any portion of any space in any Individual Property, and every modification, amendment or other agreement relating to such lease, sublease, sub-sublease, or other agreement entered into in connection with such lease, sublease, sub-sublease, or other agreement and every guarantee of the performance and observance of the covenants, conditions and agreements to be performed and observed by the other party thereto.

                  "Legal Requirements" shall mean, with respect to each Individual Property, all federal, state, county, municipal and other governmental statutes, laws, rules, orders, regulations, ordinances, judgments, decrees and injunctions of Governmental Authorities affecting such Individual Property or any part thereof or the construction, use, alteration or operation thereof, or any part thereof, whether now or hereafter enacted and in force, and all permits, licenses and authorizations and regulations relating thereto, and all covenants, agreements, restrictions and encumbrances contained in any instruments, either of record or actually known to Borrower, at any time in force affecting such Individual Property or any part thereof, including, without limitation, any which may (i) require repairs, modifications or alterations in or to such Individual Property or any part thereof, or (ii) in any way limit the use and enjoyment thereof.

                  "Lender" shall mean Credit Suisse First Boston Mortgage Capital LLC, together with its successors and assigns.

                  "Lender's Consultant" shall mean EMG Consultants, or such other similarly qualified person reasonably satisfactory to Lender.

                  "Lender's Counsel" shall mean Cadwalader, Wickersham & Taft, located in New York, New York, and any other law firm, wherever situated, acting as counsel to Lender.

                  "Lender's Counsel Fees" shall mean all reasonable fees and disbursements of Lender's Counsel.

                  "LIBOR" shall have the meaning ascribed thereto in the Note.

                  "Lien" shall mean any mortgage, deed of trust, lien, pledge, hypothecation, assignment, security interest, or any other encumbrance, charge or transfer of, or affecting an Individual Property or any portion thereof or Borrower's interest therein, including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, the filing of any financing statement, and mechanic's, materialmen's and other similar liens and encumbrances.

                  "Loan" shall mean the loan in the maximum principal amount of $50,950,000 which shall be advanced by Lender in accordance with the terms and conditions of this Agreement and which is evidenced by the Note and is secured by each Mortgage and all of the other Loan Documents.

                  "Loan Documents" shall mean, collectively, this Agreement, the Note, the Mortgage and the Assignment of Leases encumbering each Individual Property, the Assignment of Management Agreement for each Individual Property, the Environmental Indemnification Agreement, the Contribution Agreement and any other document pertaining to the Individual Properties, the Pledge Agreement executed by U.S Golf (Pelican Strand), Inc., the Pledge Agreement executed by U.S. Golf Communities, Inc. and any and all other documents executed and/or delivered in connection with the Loan.

                  "Loan  Interest"  shall have the  meaning set forth in Section
7.26.1 hereof.

                  "Loan Pool" shall have the meaning set forth in Section 7.26.1 hereof.

                  "Lot"  shall  mean  each  portion  of an  Individual  Property designated as a "lot" on a subdivision map or plat which has been filed with and approved by all applicable Governmental Authorities with respect to such Individual Property or, with respect to any Individual Property or part thereof which shall be subjected to condominium ownership, each unit in such condominium.

                  "Management   Agreement"  shall  mean,  with  respect  to  any
Individual Property, the agreement pursuant to which Manager is to provide management and other services with respect to such Individual Property.

                  "Manager" shall mean U.S. Golf Management, Inc. or such other manager as shall be approved by Lender in accordance herewith.

                  "Material Adverse Effect" shall mean any event or condition that has a material adverse effect on (i) all of the Properties taken as a whole, (ii) the business, prospects, profits, operations or condition (financial or otherwise) of Borrower, or (iii) the ability of Borrower to repay the principal and interest of the Indebtedness as it becomes due and perform its other obligations under this Agreement or any of the other Loan Documents.

                  "Maturity Date" shall have the meaning ascribed thereto in the Note.

                  "Maximum Management Fee" shall mean with respect to each Individual Property, an amount not to exceed the management fee which would be paid to a third-party in an arms length transaction for services similar to the services to be rendered by Manager under the Management Agreement.

                  "Minimum  Release  Price"  shall have the meaning set forth in
Section 8.7.1 hereof.

                  "Mortgage" shall mean, collectively, those eight certain first priority Mortgages and Security Agreements and Deeds of Trust and Security Agreements, as the case may be, each executed and delivered by an Individual Borrower as security for the Loan, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

                  "Negative Covenant" shall mean a promise or covenant by any Person to not act or perform or to not suffer, permit or consent to an action.

                  "Net Operating Income" shall mean the amount obtained by subtracting Operating Expenses from Gross Income from Operations.

                  "Note" shall mean that certain note of even date herewith in the principal amount of $50,950,000, made by Borrower in favor of Lender, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

                  "Notices" shall have the meaning set forth in Section 7.6 hereof.

                  "Obligated  Party" shall have the meaning set forth in Section
6.2 hereof.

                  "Obligations" shall have the meaning ascribed to such term in the Mortgage.

                  "Offer" shall have the meaning set forth in Section 8.6.1.

                  "Offer Period" shall have the meaning set forth in Section 8.6.2.

                  "Officer's Certificate" shall mean a certificate delivered to Lender by Borrower which is signed by an authorized senior officer of the general partner or managing member of each Individual Borrower.

                  "Operating   Expenses"   shall  mean  the   aggregate  of  all
expenditures, computed in accordance with GAAP, of whatever kind relating to the operation, maintenance and management of the Property that are incurred on a regular monthly or other periodic basis, including without limitation, expenditures for utilities, ordinary repairs and maintenance, insurance, license fees, property taxes and assessments, advertising, management fees, payroll and related taxes, computer processing charges, operational equipment or other lease payments as reasonably approved by Lender, and other similar costs, but excluding depreciation (and other non-cash charges), Debt Service (or any other amounts paid by Borrower on account of the Indebtedness), and contributions to the Replacement Reserve Fund, the Tax and Insurance Escrow Fund, and any other reserves or escrows required under the Loan Documents.

                  "Organizational Documents" shall mean, with respect to any Person who is not a natural person, the certificate or articles of incorporation, memorandum of association, articles of association, trust agreement, by-laws, partnership agreement, limited partnership agreement, certificate of partnership or limited partnership, limited liability company articles of organization, limited liability company operating agreement or any other organizational document, and all shareholder agreements, voting trusts and similar arrangements with respect to its stock, partnership interests, membership interests or other equity interests.

                  "Other Charges" shall mean all ground rents, maintenance charges, impositions other than Taxes, and any other charges, including, without limitation, vault charges and license fees for the use of vaults, chutes and similar areas adjoining any Individual Property, now or hereafter levied or assessed or imposed against the Property or any part thereof.

                  "Outside  Funding  Date"  shall mean the date that is eighteen
(18) months after the date of this Agreement.

                  "Participants"  shall  have the  meaning  set forth in Section
7.8.2 hereof.

                  "Party In Interest"  shall have the meaning set forth  Section
4.27.1 hereof.

                  "Payment Date" shall mean the first (1st) calendar day of each calendar month commencing with July, 1998.

                  "PCBs" shall mean polychlorinated biphenyls.

                  "Permanent Financing" shall mean any financing or loan secured in whole or in part by the Property, the proceeds of which will be used to pay the Indebtedness.

                  "Permit" shall mean all approvals, consents, registrations, franchises, permits, licenses, variances, certificates of occupancy and other authorizations with regard to zoning, landmark, ecological, environmental, air quality, subdivision, planning, building or land use required by any Governmental Authority for the construction, lawful occupancy and operation of the Improvements and the actual and contemplated uses thereof.

                  "Permitted Encumbrances" shall mean, with respect to each Individual Property, collectively, (a) the Liens and security interests created by the Loan Documents, (b) the Liens, encumbrances and other matters disclosed in the Title Insurance Policies relating to such Individual Property, and (c) Liens, if any, for Taxes imposed by any Governmental Authority not yet due or delinquent, and (d) such other title and survey exceptions as Lender may hereafter approve in writing in Lender in accordance herewith.

                  "Person" shall mean any individual, corporation, partnership, limited liability company, joint venture, estate, trust, unincorporated association, any federal, state, county or municipal government or any bureau, department or agency thereof and any fiduciary acting in such capacity on behalf of any of the foregoing.

                  "Placement  Party" shall have the meaning set forth in Section
7.26.1 hereof.

                  "Plans" shall mean the plans and specifications approved by Lender in accordance with Section 3.2.1, as the same may be amended in accordance herewith.

                  "Prohibited Transaction" shall mean a prohibited transaction as described under Section 406 of ERISA or Section 4975 of the Internal Revenue Code which is not the subject of a statutory exemption under Section 408(b) of ERISA or an administrative exemption granted pursuant to Section 408(a) of ERISA.

                  "Property" or "Properties" shall mean, collectively, all of the Individual Properties which are subject to the terms of this Agreement.

                  "Property Budget" shall mean, with respect to each Individual Property, a schedule setting forth the proposed use or intended allocation of the Construction Funds with respect to the Required Work on such Individual Property.

                  "Rating Agencies" shall mean each of Standard & Poor's Ratings
Group, a division of McGraw-Hill, Inc., Moody's Investors Service, Inc., Duff & Phelps Credit Rating Co. and Fitch IBCA, Inc., or any other nationally-recognized statistical rating agency which has been reasonably approved by Lender.

                  "Receipts" shall mean, without duplication, any and all rents, issues, profits, payments, income, deposits (other than security deposits which an Individual Borrower is not entitled to retain or apply to defaults), revenues, proceeds, reimbursements, receipts and similar items in whatever form (including, without limitation, cash, checks, money orders or other instruments for the payment of money) derived from, or generated by, the use, ownership, leasing or operation of any Individual Property, including, without limitation,
(a) real estate tax refunds, (b) proceeds of any insurance, including, without limitation, business interruption insurance, (c) condemnation awards, (d) all sums paid with respect to a modification, rejection or termination of any Lease (including in any bankruptcy case) or otherwise paid in connection with an Individual Borrower taking any action under any Lease (e.g., granting a consent) or waiving any provision thereof, (e) damages or other payments in settlement of claims by Borrower against tenants or other third parties in connection with each Individual Property, (f) proceeds of any transfer or sale of any items of the collateral securing the Loan or of any partial interest in such collateral or the Individual Borrower other than a sale resulting in the satisfaction of the Loan in full in which event this Agreement will be terminated and (g) all amounts distributed to U.S. Golf Pelican Strand, Inc. (whether by dividend or otherwise) by Pelican Strand Development Corporation.

                  "Related  Party"  shall have the  meaning set forth in Section
7.20 hereof.

                  "Replacement Reserve Account" shall have the meaning set forth in Section 8.2.2.

                  "Replacement Reserve Contribution" shall have the meaning set forth in Section 8.2.1.

                  "Replacements" shall have the meaning set forth in Section 8.2.5.

                  "Request  for  Advance"  shall have the  meaning  set forth in
Section 3.2.1.

                  "Required Work" shall have the meaning set forth in Section 3.1.1.

                  "Retainage" shall have the meaning set forth in Section 3.2.2. "Securities" shall have the meaning set forth in Section 7.26.1 hereof.

                  "Securities  Act" shall have the  meaning set forth in Section
7.26.3 hereof.

                  "Securitization"  shall have the  meaning set forth in Section
7.26.1 hereof.

                  "Securitization Indemnification" shall have the meaning set forth in Section 7.26.3 hereof.

                  "Securitization Indemnified Party" shall have the meaning set forth in Section 7.26.3 hereof.

                  "Servicer" shall mean a servicer or account administrator of the Lender designated by and acting for the benefit of the Lender.

                  "Significant Party" shall mean Borrower, Guarantor and each SPE Entity.

                  "SPE Entity" shall mean either the managing member or general partner, as the case may be, of any Individual Borrower and any Guarantor.

                  "Spread Maintenance Premium" shall mean, in connection with any prepayment of all or any portion of the outstanding principal balance of the Note, an amount equal to the present value of all future installments of interest which would have been due under the Note on the portion of the outstanding principal balance of the Note being prepaid if interest accrued on such portion of the principal balance being prepaid at an interest rate per annum equal to four and one-half percent (4.5%).

                  "State" shall mean, with respect to an Individual Property, the State or Commonwealth in which such Individual Property or any part thereof is located.

                  "Subsequent  Advances"  shall  have the  meaning  set forth in
Section 2.2 hereof.

                  "Substantial Completion" or "Substantially Complete" shall mean the stage in the progress of the Required Work with respect to an Individual Property at which (a) such Required Work has, in the reasonable opinion of the Lender's Consultant, been completed in accordance with the Plans and the Requirements in all material respects, free of defects in construction or materials, except for minor "punch list" items, (b) the Improvements shall contain all furniture, fixtures and equipment required for the intended use and operation of the Improvements, (c) a temporary or permanent certificate of occupancy, if applicable, and all other certificates, licenses, consents and approvals required for the intended use and operation of the Improvements shall have been issued by or obtained from the appropriate Governmental Authorities, and (d) all costs (other than punchlist items) incurred in connection with the Required Work shall have been paid in full (subject to Retainage) and there shall be no liens, claims for liens, encumbrances or security instruments (other than the Mortgage) for or relating to materials supplied or services performed in connection therewith (or any such liens shall be bonded to the reasonable satisfaction of Lender).

                  "Tax and Insurance Escrow Account" shall have the meaning set forth in Section 8.1.1.

                  "Taxes" shall mean all real estate and personal property taxes, assessments, water rates or sewer rents, now or hereafter levied or assessed or imposed against the Property or any part thereof.

                  "Title Insurance Policy" shall mean, with respect to each Individual Property, the title insurance policy in the form (reasonably acceptable to Lender) issued with respect to such Individual Property and insuring the lien of the Mortgage encumbering such Individual Property.

                  "Title Insurer" shall mean, with respect to each Individual Property, the issuer of the Title Insurance Policy.

                  "Transfer" shall have the meaning set forth in Section 5.1.1 hereof.

                  "UCC" or "Uniform Commercial Code" shall mean the Uniform Commercial Code as in effect in the applicable State or Commonwealth in which an Individual Property is located.

                  "Working Capital Reserve Account" shall have the meaning set forth in Section 8.5.1.

                  "Working Day" shall mean any day on which dealings in foreign currencies and exchange are carried on in London, England and in New York, New York.

Section 1.2 Principles of Construction.

                  All references to sections and schedules are to sections and schedules in or to this Agreement unless otherwise specified. Unless otherwise specified, the words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. Unless otherwise specified, all meanings attributed to defined terms herein shall be equally applicable to both the singular and plural forms of the terms so defined.

ARTICLE II.  PAYMENTS; ADVANCES

                  Section 2.1 The Loan. Subject to and upon the terms and conditions set forth herein, Lender hereby agrees to make the Loan to Borrower on the Closing Date in the principal amount not to exceed to Fifty Million Nine Hundred and Fifty Thousand and No/100 Dollars ($50,950,000).

                  Section 2.2 Disbursements. Borrower may request and receive only one borrowing hereunder in respect of the Loan, which borrowing may be advanced in any number of disbursements in accordance with the terms hereof, and any amount borrowed and repaid hereunder in respect of the Loan may not be reborrowed. Lender shall make, and Borrower shall accept, the Initial Advance on the date hereof and each Individual Borrower shall receive at least $2,500,000 from the Initial Advance. Borrower may request and Lender may make one or more additional advances of a portion of the proceeds of the Loan not previously advanced (each a "Subsequent Advance") in accordance with the provisions of
Section 3.2 hereof. Any and all Subsequent Advances shall be deemed advances of the Loan and shall be evidenced by the Note and secured by the Mortgage.

                  Section 2.3 Loan Repayment; Exit Fee. Borrower shall pay the Indebtedness to Lender in accordance with the terms and conditions of the Note. In addition, upon the Maturity Date or such earlier date as the Loan shall be paid in full, Borrower shall pay to Lender the sum of $1,298,250 as an exit fee. All payments to Lender under this Agreement will be paid as provided in the Note for payments thereunder with interest at the Applicable Interest Rate, Default Rate or other rate as specified herein.

                  Section 2.4 Prepayment. Borrower shall not be permitted to prepay all or any portion of the Loan except in connection with a release of all or any portion of the Property under Section 8.7 hereof or as otherwise expressly provided herein or in the other Loan Documents. If, after the Debt has been accelerated due to a Default by Borrower, including, without limitation, any attempt by Borrower to prepay the Debt at a time when prepayment is prohibited hereunder, Borrower shall tender an amount sufficient to pay the entire accelerated Debt, such tender shall be deemed a voluntary prepayment and an attempt to evade the restrictions on prepayment set forth herein, and Borrower shall, in addition to all other amounts then payable hereunder, be required to pay Lender a prepayment fee equal to one percent (1%) of the amount of principal being repaid together with a Spread Maintenance Premium calculated with respect to the amount of principal being repaid.

                  Section 2.5 Making of Payments. Each payment by Borrower hereunder or under the Note shall be made in funds settled through the New York Clearing House Interbank Payments System or other funds immediately available to Lender by 12:00 noon, New York City time, on the date such payment is due at such place as Lender may direct, which place may be changed by Lender from time to time by written notice to Borrower. Whenever any payment hereunder or under the Note shall be stated to be due on a day which is not a Working Day, such payment shall be made on the immediately preceding Working Day. Time is of the essence as to all payments due under this Agreement.

                  Section 2.6 Late Payment Charge. If any sum due under this Agreement or any other Loan Document is not paid by Borrower on the date on which it is due, Borrower shall pay to Lender upon demand a late charge as provided in the Note for payments of principal or interest thereunder not paid when due.

                  Section 2.7 Release on Payment in Full. Lender shall, upon the written request and at the expense of Borrower, upon payment in full of all principal and interest on the Loan and all other amounts due and payable under the Loan Documents in accordance with the terms and provisions of the Note and this Loan Agreement, release the liens of each Mortgage not theretofore released or, at Borrower's direction, this Agreement, the Note, each Mortgage and all other Loan Documents held by Lender as security for the Loan shall be assigned by Lender to such Person designated by Borrower for such purpose, provided however, such assignment shall be without warranty or recourse to Lender.

                  Section 2.8 Construction Escrow Account.

                  2.8.1 On the Closing Date, the sum of set forth on Exhibit K hereto as the Construction Escrow Account shall be deposited from the Initial Advance and held in an account maintained at a bank designated by Lender and pledged to Lender as additional collateral for the Loan (the "Construction Escrow Account"). The Construction Escrow Account shall be an interest-bearing account and all interest earned thereon shall become part of the Construction Escrow Account for the benefit of Borrower.

                  2.8.2 Any portion of the Loan not theretofore advanced shall be advanced on the Outside Funding Date and deposited into the Construction Escrow Account. Upon such deposit, the Loan shall be deemed fully advanced to Borrower.

                  2.8.3 Upon satisfaction of the conditions contained in Section
         3.3 and 3.4 hereof for a Construction Draw (other than the condition contained in Section 3.3.9 hereof), Lender shall disburse the amount of such Construction Draw from the Construction Escrow Account. Upon and during the continuance of an Event of Default, any and all amounts in the Construction Escrow Account may be applied to the Indebtedness in such order, priority and proportions as Lender in its discretion shall deem proper. Section 2.9 Affiliate Payments. Each Individual Borrower represents and warrants that no portion of the Initial Advance is intended to be paid to any Affiliate of such Individual Borrower (other than Borrower) and covenants that (a) no portion of any Subsequent Advance or Construction Draw shall be paid to any Affiliate of such Individual Borrower, (b) no portion of any disbursement from any reserve account maintained under this Loan Agreement shall be paid to any Affiliate of such Individual Borrower and (c) no portion of the Required Work shall be performed by any Affiliate of such Individual Borrower, whether or not on competitive terms.

ARTICLE III.  REQUIRED WORK; SUBSEQUENT ADVANCES

         Section 3.1  Required Work.

                  3.1.1 Borrower shall promptly commence and diligently and continuously perform all of the work set forth on Exhibit F hereto (the "Required Work") and shall complete such Required Work expeditiously and in any event not later than eighteen (18) months after the date hereof.

                  3.1.2 Prior to the commencement of the Required Work applicable to an Individual Property, Borrower shall prepare and submit to Lender and applicable Governmental Authorities for approval (a) to the extent appropriate for such Required Work, a complete set of plans and specifications for such Required Work (the "Plans") prepared by an architect reasonably acceptable to Lender (the "Architect") and (b) a reasonably detailed Property Budget setting forth the estimated costs of such Required Work. Borrower shall not modify the approved Plans in any material respect without the consent of Lender in each instance. Lender's approval of any Plans and consent to any modification thereof shall not be unreasonably withheld, conditioned or delayed and shall be deemed given if Lender does not object thereto in writing within twenty
         (20) Business Days, with respect to approval of Plans, or ten (10) Business Days, with respect to a modification of Plans, after receiving Borrower's request for such approval or consent specifying in reasonable detail the reasons for such objection, provided that Borrower's request for such approval or consent shall have stated that such consent shall be deemed given if Lender does not object to such approval or modification within such twenty (20) or ten (10) Business Days, as the case may be.

                  3.1.3 Borrower shall pay for and obtain or cause to be paid for and obtained all Permits with regard to the Required Work, whether necessary for commencement, completion, use or otherwise.

                  3.1.4 Borrower shall perform or cause to be performed all Required Work in a good and workmanlike manner in compliance with all applicable Legal Requirements and the Plans.

                  3.1.5 Borrower shall pay and discharge (by bonding or otherwise) all claims for labor done and material and services furnished in connection with the Required Work and cause the Required Work to be completed free and clear of any and all liens (including mechanic's, materialman's or other liens), claims and encumbrances whatsoever.

                  3.1.6 Each contractor or subcontractor performing any portion of the Required Work shall be licensed by the appropriate state agency, bonded (if the cost of the work to be performed by such contractor shall be in excess of $500,000 and such bonds shall be requested by Lender) and unaffiliated with Borrower. Upon Lender's request, Borrower shall provide written evidence that each contractor and subcontractor meets the requirements of this paragraph.

                  3.1.7 Borrower shall permit Lender and Lender's consultants to enter upon the Individual Property which is the subject of the Required Work at all reasonable times to inspect the Required Work and all shop and related drawings, daily logs and other reports and records used or maintained in connection with the Required Work and shall furnish to Lender, upon request, copies of the same.

                  3.1.8 Borrower shall furnish to Lender from time to time upon request (i) copies of all contracts and subcontracts and the names and addresses of all persons with whom Borrower or the general contractor, if any, has contracted or intends to contract for the furnishing of labor or materials in connection with the Required Work; (ii) copies of all contracts, bills of sale, statements, receipts or other documents under which Borrower claims title to any materials, fixtures or articles incorporated in the Required Work or subject to the lien of the Mortgage; (iii) a list of all unpaid bills for labor and materials with respect to the Required Work and copies of all invoices therefor, and (iv) such other information relating to the Required Work as shall be reasonably requested by Lender.

         Section 3.2  Construction Draws.

                  3.2.1 Lender shall disburse funds from the Construction Escrow Account or, to the extent the amount therein shall be insufficient, make a Subsequent Advance of the Loan in order to pay or reimburse Borrower for the all or a portion of the cost of the Required Work (each such disbursement or Subsequent Advance being a "Construction Draw") upon (a) submission by Borrower of a request (a "Request for Advance") setting forth the amount sought and the Required Work to be paid for and (b) satisfaction of the conditions set forth in Section
         3.3 below.

                  3.2.2 Each  Construction  Draw shall be equal to the lesser of
         (a) the costs actually incurred by Borrower (subject to the limitations contained in Section 3.2.4) to the extent due and payable and verified to the reasonable satisfaction of Lender or (b) the value of the work completed based on the estimated total cost of the Required Work and the percentage of completion then attained, less (in either case) (x) 10% of such amount (the "Retainage") and (y) amounts theretofore advanced, provided that no Construction Draw shall be in an amount less than $500,000 unless the undisbursed portion of the Loan shall be less than $500,000 in which event the final Construction Draw shall be in the amount of the undisbursed portion of the Loan.

                  3.2.3 Borrower shall not request and Lender shall not be obligated to make more than one Construction Draw in any calendar month or thirty (30) day period or to make any Construction Draw after the Outside Funding Date (except as provided in Section 3.2.5 below). All advances shall be made at the principal office of the Lender or such other place as the Lender may designate.

                  3.2.4 Lender shall not be obligated to advance any proceeds of the Loan for (a) building materials purchased by Borrower to be incorporated in or used in the construction of the Required Work until such materials are so used or incorporated or (b) any labor or materials not in accordance with the Plans or not included in the Property Budget or (c) with respect to any item, more than the amount set forth in the Property Budget for such item (subject to the provisions of Section 3.5 below).

         Section 3.3  Conditions Precedent to Construction Draws.

                  The obligation of Lender to make each Construction Draw hereunder is subject to the fulfillment by Borrower or waiver by Lender of the following conditions precedent:

                  3.3.1 The representations and warranties contained in this Agreement and the Loan Documents shall be true and correct in all material respects as of the date of such advance and, with respect to any representations made to Borrower's knowledge, no event shall have occurred or condition or circumstance shall exist which, if known to Borrower, would render any such representation or warranty incorrect or misleading in any material respect.

                  3.3.2 All of the obligations to be performed or complied with by Borrower under the Loan Documents through the date of such advance shall have been performed or complied with in all material respects and no event shall have occurred or condition or circumstance shall exist which is or, with the passage of time or giving of notice, or both, would be an Event of Default under this Agreement or any other Loan Document.

                  3.3.3 Borrower shall have furnished to Lender, to the extent requested by Lender and not previously furnished, the following with respect to the Required Work which is the subject of the Request for
         Advance:

                           (a) The Plans;

                           (b) The Property Budget;

                           (c) Copies of all contracts entered into by Borrower,
                  including agreements with the architect, general contractor and all sub-contractors;

                           (d) Letters executed by Borrower's architect, general
                  contractor and major subcontractors (or, if there is no general contract, contractors) designated by Lender regarding such matters as Lender shall reasonably request, including, without limitation, (i) confirmation that their agreements with Borrower are in full force and effect and unmodified and that they have no other agreements with Borrower, (ii) statements of the amounts owed and previously paid to them,
                  (iii) consents to the collateral assignment of their agreements to Lender; (iv) agreements to continue performance under their agreements for Lender or its designee in the event of a default by Borrower under the Loan Documents and (v) with respect to the Architect, consent to Lender's use of the Plans without additional charge in connection with construction of the Improvements;

                           (e) In connection  with  contracts for work in excess
                  of $500,000, payment and performance bonds in form and substance satisfactory to Lender issued by companies acceptable to Lender in the amount of one hundred percent (100%) of the contract sum naming Borrower and Lender as dual obligees;

                           (f) If such Required Work shall include new buildings
                  or structures or additions to existing buildings or structures, a current soil test report prepared by an engineer reasonably acceptable to Lender and certified to Lender indicating a state of facts satisfactory to Lender and such other geotechnical test reports as Lender shall reasonably require;

                           (g) If such Required Work shall include new buildings
                  or structures or additions to existing buildings or structures, a site plan prepared by Borrower's architect or the surveyor and superimposed on a current survey of the applicable Individual Property to show the proposed location of the Improvements thereon;

                           (h) Evidence that all utilities and roads anticipated
                  to be necessary for the performance of the Required Work and the operation of the Individual Property upon completion thereof shall be available when needed;

                           (i)  Copies  of  all   Permits   necessary   for  the
                  performance of the Required Work and evidence that such Permits are in full force and effect;

                           (j) The opinion of the  Architect  that (i) the Plans
                  have been approved by it and by each Governmental Authority whose approval is required, (ii) upon completion of the Required Work in accordance with the Plans, the affected Individual Property will comply with all applicable Legal Requirements, (iii) Borrower has complied in all material respects with all applicable Legal Requirements for the Required Work and (iv) such other matters as Lender shall reasonably request;

                           (k) The report of Lender's Consultant as to the feasibility of the Required Work, adequacy of the Plans and Property Budget and such other matters as Lender shall reasonably request.

                  3.3.4 The Improvements on the Individual Property which is the subject of a Request for Advance shall not have been injured or damaged by fire or other casualty and shall not be the subject of any pending or threatened condemnation or adverse zoning proceeding any of which would materially and adversely affect the Required Work.

                  3.3.5 No material adverse change shall have occurred in the financial condition of Borrower or any Guarantor.

                  3.3.6 No action, suit, proceeding or investigation, at law or in equity, except for those disclosed to Lender in writing, shall be pending against Borrower or with respect to the Property before any court, arbitration board or Governmental Authority which, if adversely determined, would materially adversely affect (i) the security for the Loan, (ii) the ability of Borrower to complete the Required Work substantially in accordance with the Plans, or (iii) the ability of Borrower to operate the Property in the manner contemplated by the Plans.

                  3.3.7 Lender shall have received (i) a statement from the Architect that all work to date has been done in accordance with the Plans and Legal Requirements in all material respects and setting forth its estimate of the percentage of completion of the Required Work on such Individual Property and (ii) a statement from the general contractor (or, if there is no general contractor, the Borrower) that the amounts sought in the Request for Advance are due and payable for labor and materials furnished, that all work has been performed in accordance with the Plans in all material respects, and that all contractors have been paid in full for all work and materials theretofore furnished to the extent such payments are due except such as are intended to be paid out of the advance which is the subject of the pending Request for Advance. Such statements shall be satisfied by submitting AIA Document G702.

                  3.3.8 Lender shall have received advice from Lender's Consultant that (i) the Required Work theretofore performed at the Individual Property was performed in accordance with the Plans and Legal Requirements in all material respects and setting forth its estimate of the percentage of completion thereof; (ii) the amount which, in its opinion, is due and payable for labor and materials furnished; (iii) the amount which, in its opinion, is required to complete the Required Work on such Individual Property and pay for all items included in the Property Budget does not exceed the undisbursed amount of the Loan allocated to such Required Work and the estimated date of completion of such Required Work shall not be later than the date required for such completion and (iv) all Permits required for construction have been obtained and are in full force and effect.

                  3.3.9 Lender shall have received from the Title Insurer a notice of title continuation or an endorsement to the title insurance policy theretofore delivered in accordance with local law, regulation and practice, indicating that since the last preceding advance, there has been no change in the state of title and no survey exceptions not theretofore approved by the Lender, which endorsement shall have the effect of increasing the coverage of the policy by an amount equal to the advance then being made if the policy does not by its terms provide for such an increase and insuring the priority of such advance.

                  3.3.10 Lender shall have received, upon completion of the exterior walls of any buildings and improvements, or if required in connection with the endorsement to be delivered under Section 3.3.9, a revised or redated survey showing the exterior lines of all buildings and improvements in the course of construction or completed, or, after completion of the exterior walls of the buildings and improvements, a certificate from the surveyor certifying that there has been no change in any exterior line of the buildings and improvements since the date of the last advance.

                  3.3.11 Lender shall have received, if requested, advice from the Title Insurer that a search of the public records of the County in which the Individual Property is located and the County in which the Individual Borrower owing such Individual Property shall have its principal place of business discloses no leases of personalty, financing statements, title retention agreements or other security interests in favor of parties other than Lender in any of the personal property intended to be subjected to the lien of the Mortgage.

                  3.3.12 Lender shall have received executed waivers of lien from the Architect, general contractor (or, if there is no general contractor, the major contractors designated by Lender), covering all work, labor and materials previously performed and delivered in amounts which aggregate the total payments received through and including the last payment received.

                  3.3.13 Lender shall have received such additional documents in support of the Request for Advance and the satisfaction of the foregoing conditions as Lender may reasonably require.

         Section 3.4  Conditions Precedent to Final Advances.

                  Upon Substantial Completion of the Required Work for an Individual Property, Lender shall advance to Borrower an amount equal to the Retainage less the amount, which in the opinion of Lender's Consultant, is reasonably required for final completion of such Required Work provided that, in addition to the conditions to advances set forth in Section 3.3 above, the following additional conditions shall have been satisfied:

                  (a) Lender shall have received a certificate of the Architect and advice from Lender's Consultant, that (i) the Improvements on such Individual Property have been Substantially Completed in accordance with the Plans and all Legal Requirements, (ii) all roads and utilities necessary for the operation of such Improvements are available and operating and (iii) all Permits necessary for the use and occupancy and operation of such Improvements for their intended purposes, including a final or temporary certificate of occupancy, if applicable, have been issued.

                  (b) Lender shall have received, if applicable, (i) a final, "as-built" survey showing the completed Improvements and all easements appurtenant to such Individual Property and (ii) "as-built" plans and specifications for the completed Improvements and for underground site work and interior utility and other building systems.

                  (c) Lender shall have received evidence that Borrower has filed the notice of completion of the Improvements necessary to establish commencement of the shortest statutory period for the filing of mechanics' and materialmen's liens, if any.

         Section 3.5 Reallocation of Budget. If any item of Required Work for an Individual Property shall be completed or satisfied, such that no further advances shall be required or made with respect thereto, any amount allocated to such Required Work and not theretofore advanced shall, upon request of Borrower, be reallocated to, and advanced in accordance herewith for, other items of Required Work on such Individual Property or, if not necessary to complete the Required Work on such Individual Property, on any other Individual Property, provided that any such reallocation and advance (i) is permitted by applicable law, (ii) shall be secured by a lien of equal priority with all prior advances and (iii) shall not otherwise adversely affect the lien of the Mortgage or Lender's security.

         Section 3.6 Determinations. The determination of any fact or facts, such as the percentage of completion of construction, estimated cost of construction, estimated date of Substantial Completion and any other matters relating to the amount of any advance or the satisfaction of the conditions thereto, shall be made by Lender or at, Lender's option, by Lender's Consultant, in its sole discretion unless otherwise expressly provided herein.

ARTICLE IV.  REPRESENTATIONS AND WARRANTIES

Borrower represents and warrants to Lender:

         Section 4.1  Organization, Enforceability, Etc.

                  4.1.1 Each Individual Borrower is duly formed, validly existing and in good standing under the laws of the State of its formation and is duly qualified to do business in the State in which the Individual Property owned by it is located. Each Individual Borrower has full power and authority to execute and deliver to Lender this Agreement and all other Loan Documents to which it is a party and to own and operate its respective Individual Property and perform the obligations and carry out the duties imposed upon Borrower by this Agreement and the other Loan Documents. All Loan Documents to be executed by each Individual Borrower upon such execution, shall have been duly authorized, approved, executed and delivered by all necessary parties and shall constitute the legal, valid and binding obligations of each Individual Borrower, enforceable against such Individual Borrower in accordance with their respective terms.

                  4.1.2 Each SPE Entity is a duly formed corporation, validly existing or qualified to do business in and in good standing under the laws of the State in which the Individual Property owned by the Individual Borrower of which such SPE Entity is a part is located. Each SPE Entity has full power and authority to execute and deliver to Lender all Loan Documents to which it is a party. All Loan Documents executed by the SPE Entity have been duly authorized, approved, executed and delivered by all necessary parties and constitute the legal, valid and binding obligations of the SPE Entity, enforceable against the SPE Entity in accordance with their respective terms.

         Section 4.2 No Structural Defects. To the best knowledge of each Individual Borrower, there are no structural defects in the Improvements existing on the Individual Property owned by it or material defects to the building systems thereof except as shown in the Engineer's Report for its Individual Property.

         Section 4.3 Financial Statements. All financial statements of each Individual Borrower, Guarantor and SPE Entity heretofore or hereafter delivered to Lender in connection with the Loan are true and correct in all material respects and fairly present the financial condition of the subjects thereof as of the respective dates thereof and that no material adverse change has occurred in the financial condition reflected therein or the operations or business of such Persons since the respective dates of such financial statements.

         Section 4.4 Litigation. Except as disclosed to Lender in writing, (a) there are no actions, suits, proceedings, arbitrations, labor disputes or governmental investigations pending, or, to the best knowledge of Borrower, threatened in writing against or affecting Borrower or, to the best knowledge of Borrower, any Individual Property and there is no pending litigation (i) which, if successful, could have a Material Adverse Effect on Borrower, any other Significant Party or any Individual Property, or any such Person's ability to perform its obligations pursuant to and as contemplated by this Agreement and the other Loan Documents, (ii) which, if successful, might affect the validity or enforceability of any of the Loan Documents or the priority of the Liens thereof, or (iii) which, if successful, could materially adversely affect the use of, operations at or capital improvements being made at any Individual Property; (b) neither Borrower, nor the SPE Entity, nor any other Significant Party are operating under or subject to any order, writ, injunction, decree or demand of any court or any Governmental Authority and (c) no actions, suits, proceedings or arbitrations are pending or, to the best knowledge of Borrower, threatened against Borrower, SPE Entity or any other Significant Party which involve claims, damages or sums of money not covered (including all applicable deductibles) by insurance.

         Section 4.5 No Conflict with Law or Agreements. The execution and delivery of this Agreement and the other Loan Documents, and the performance and consummation of the transaction contemplated hereby and thereby, on the part of Borrower and all other Significant Parties (as applicable) and fulfillment of the terms of the Loan Documents by Borrower and the other Significant Parties (as applicable)

                  (i) do not and will not conflict with, violate, or constitute a default (or a condition or event which, after notice or lapse of time or both, would constitute such a default) under any provision of any Organizational Document or contractual obligation of Borrower or any Significant Party or any Legal Requirement or any court decree or order binding on Borrower or any Significant Party, and

                  (ii) will not result in or require the creation or imposition of any lien or encumbrance on or conveyance of any Individual Property pursuant to any contractual obligation and

                  (iii)  do  not   require   the  consent  or  approval  of  any
         Governmental Authority or other person or entity except for consents and approvals already obtained.

         Section 4.6 Personal Property. All equipment and other personal property necessary for (or otherwise actually used in connection with) the proper and efficient operation and maintenance of each Individual Property and the actual and contemplated uses thereof are owned by Borrower and constitute part of such Individual Property subject to the Mortgage and located thereat, other than any such equipment which is leased by Borrower or is owned by a utility company.

         Section 4.7 Easements. All easements, cross easements, licenses, air rights, and rights-of-way or other similar property interests (collectively, "Easements"), if any, necessary for the full utilization of the Improvements for their intended purposes have been obtained, and are described in the Title Insurance Policy, and are in full force and effect without default thereunder. Each Individual Property has or will, upon Substantial Completion of the Required Work for such Individual Property, have direct rights of access to public ways (through public or private roads) and is served by water, sewer, sanitary sewer and storm drain facilities adequate to service such Individual Property for its intended uses. All public utilities necessary or convenient to the full use and enjoyment of such Individual Property are located either in the public right of way abutting such Individual Property (which are connected so as to serve such Individual Property without passing over other property) or in recorded easements serving such Individual Property and described in the Title Insurance Policy. All roads necessary for the use of such Individual Property for its current purposes have been or will, upon Substantial Completion of the Required Work for such Individual Property, be completed and available for public use.

         Section 4.8 No Flood Hazard, Etc. Each Individual Property is either not situated in a flood hazard area as defined by the Federal Insurance Administration or is covered by flood insurance in accordance with the Mortgage encumbering such Individual Property. Portions of the Property consist of filled-in land.

         Section 4.9 No Default. There is no default on the part of Borrower, under this Agreement, the Note, the Mortgage or any other Loan Document.

         Section 4.10 No Offsets. Borrower has no counterclaims, offsets or defenses with respect to the Loan, the Note or any other Loan Document.

         Section 4.11 Valid Liens. Subject to the Permitted Encumbrances, each Mortgage is a good and valid first mortgage lien on each of the Properties and first security interest in the personal property described in the Mortgage.

         Section 4.12 Compliance with Zoning and Other Legal Requirements.

                  4.12.1 To the best of the Borrower's knowledge, except as may be disclosed by the Engineer's Report and on Exhibit J hereto (the "Disclosed Violations"), the Properties comply in all material respects with all applicable Legal Requirements. Borrower shall cure, or cause to be cured, the Disclosed Violations and have them removed of record on or before December 31, 1998. To the best knowledge of Borrower, any zoning or subdivision approval is based on no real property, or rights appurtenant thereto, other than the Properties. The Properties as improved and used are not in material violation of any recorded and, to the best knowledge of Borrower, unrecorded covenants, conditions or restrictions of any kind or nature affecting all or any part of the Properties or any interest therein of which Borrower has knowledge. To the best knowledge of Borrower, the Improvements can be fully rebuilt in the event of casualty or destruction thereof under the Permits applicable to the Properties, subject, however, to non-discretionary requirements of any Governmental Authority. No amendment or change in any Permit and no amendment or change in zoning or any other land use control is being sought or obtained by Borrower or any Affiliate of Borrower or will be sought or obtained by Borrower or any Affiliate of Borrower with respect to any of the Properties or the Improvements, except as specifically and reasonably approved in writing by Lender.

                  4.12.2 To the best knowledge of Borrower, except as may be disclosed by the Engineer's Report, all Permits required by any Governmental Authority for the operation of the Improvements and the actual and contemplated uses thereof or otherwise required to be in compliance with any Environmental Laws have been obtained. The copy of the certificate of occupancy for any of the Properties delivered to Lender is a true and correct copy of the certificate of occupancy for such Properties and such certificate is in full force and effect and is not subject to any conditions or limitations other than those of general applicability to all certificates of occupancy for similar properties in the applicable jurisdiction.

                  4.12.3 Borrower has heretofore delivered to Lender true, correct and complete copies of each material Permit.

                  4.12.4 There are no pending or, to the best knowledge of Borrower, threatened actions, suits or proceedings to revoke, attack, invalidate, rescind or modify the zoning of any Individual Property, or any material Permits issued with respect to any Individual Property or any part thereof, or asserting that such Permits or the zoning of any Individual Property do not permit the use of any Individual Property as contemplated by the Loan Documents.

         Section 4.13 No Condemnation. Borrower has not received any notice of, and to the best of Borrower's knowledge there does not exist, any actual, proposed or threatened exercise of the power of eminent domain or other taking by any governmental or quasi-governmental body or agency of all or any portion of any Individual Property or any interest therein or any right of access thereto.

         Section 4.14 No Casualty. The Improvements have suffered no casualty or damage which has not been fully repaired.

         Section 4.15 Purchase Options. No Individual Property or part thereof is subject to any purchase options or other similar rights in favor of third parties, except as set forth in Exhibit H annexed hereto.

         Section 4.16 No Encroachments. To the best of the Borrower's knowledge, there are no material encroachments on the Land and the Improvements do not encroach upon any Easement, other interest in real property, any adjoining land or adjoining street, except as set forth in the survey of each Individual Property delivered to Lender in connection with the closing of the Loan.

         Section 4.17 No Insolvency. Neither Borrower, any SPE Entity nor any other Significant Party is Insolvent or will be rendered Insolvent by execution of this Agreement, the Note or any other Loan Documents or consummation of the transactions contemplated thereby.

         Section 4.18 Fraudulent Conveyance. Borrower (a) has not entered into the transactions contemplated by this Agreement or any other Loan Document with the actual intent to hinder, delay, or defraud any creditor and (b) has received reasonably equivalent value in exchange for its obligations under the Note, this Agreement and the other Loan Documents. Giving effect to the transactions contemplated by the Loan Documents, the fair salable value of Borrower's assets exceeds, and will immediately following the execution and delivery of the Loan Documents and the advance of the proceeds thereof, exceed, Borrower's total probable liabilities, including, without limitation, the maximum amount of its subordinated, unliquidated, disputed or contingent liabilities. Borrower's assets do not, and immediately following the execution and delivery of the Loan Documents and the advance of the proceeds thereof, will not, constitute unreasonably small capital to carry out its business as conducted or as proposed to be conducted. Borrower does not intend to, and does not believe that it will, incur debts and liabilities (including, without limitation, contingent liabilities and other commitments) beyond its ability to pay such debts and liabilities as they mature (taking into account the timing and amounts to be payable on or in respect of obligations of Borrower).

         Section 4.19 Broker. No broker or consultant other than Broker has been retained by Borrower or any Affiliate of Borrower in connection with the Loan or the Loan Documents. Borrower will pay any and all fees due to Broker in connection with the Loan and will indemnify, defend and hold the Indemnified Parties harmless from and against all loss, cost, liability and expense arising from the claims of all brokers and consultants (including Broker) relating to the Loan and/or any Individual Property with whom Borrower, any Affiliate of Borrower or any employee or agent of Borrower has dealt, including, without limitation, sales, mortgage or leasing brokers or consultants.

         Section 4.20 Environmental. Except as may be actually disclosed in the Environmental Report

                  (i) no Hazardous Substances are now or, to Borrower's best knowledge, have ever been located, produced, used, stored, treated, transported, incorporated, discharged, emitted, released, deposited or disposed upon, under, over or from any Individual Property in a manner that may give rise to any actual or potential liability to pay response costs or other damages, losses or expenses or otherwise violate any Environmental Laws;

                  (ii) no Hazardous Substances are currently located, stored or used at any Individual Property, except with respect to such Hazardous Substances which are (x) customarily located, stored or used in properties similar to the Properties or (y) unique and necessary to Borrower's business located on the Properties, provided that such Hazardous Substances described in (x) or (y) are at all times stored, located and used in compliance with all Environmental Laws;

                  (iii) to Borrower's knowledge, no Hazardous Substances have been discharged, released or emitted, upon or from any Individual
         Property into the environment and no threat exists of a discharge, release or emission of a Hazardous Substance upon or from any Individual Property into the environment, which discharge, release or emission, in either case, would subject the owner of such Individual Property to any damages, penalties or liabilities under any applicable Environmental Laws;

                  (iv) no Property has ever been used as or for a mine, a landfill, a dump or other disposal facility or a gasoline service station;

                  (v) no underground storage tank is now located on or in any Individual Property or if previously located therein has been removed therefrom in compliance with all applicable Environmental Laws and any clean-up of the surrounding soil in connection therewith has been completed;

                  (vi) no asbestos, ACM, materials containing urea-formaldehyde, or transformers, capacitors, ballasts or other equipment containing PCBs are located on any Individual Property;

                  (vii) no Property has been used by Borrower or any Affiliate or, to the best of Borrower's knowledge, after reasonable investigation, any other person or entity (including any prior owner of any Individual Property) as a permanent or temporary treatment, storage or disposal site for any Hazardous Substance subject to regulation under Environmental Laws;

                  (viii) no violation of any Environmental Law now exists or has ever existed in, upon, under, over or from any Individual Property, no notice of any such violation or any alleged violation thereof has been issued or given by any governmental entity or agency, and there is not now nor has there ever been any investigation or report involving any Individual Property by any governmental entity or agency which in any way relates to Hazardous Substances;

                  (ix) no Person has given any notice of or asserted any claim, cause of action, penalty, cost or demand for payment or compensation, whether or not involving any injury or threatened injury to human health, the environment or natural resources, resulting or allegedly resulting from any activity or event described in clauses (i)-(viii) above and to the knowledge of Borrower, no basis for such a claim exists;

                  (x) there are not now, nor to Borrower's best knowledge have there ever been, any actions, suits, proceedings or damage settlements relating in any way to Hazardous Substances, in, upon, under, over or from any Property;

                  (xi) no oral or written notification of a Release (as such term is defined in 42 U.S.C. * 9601(22)) of any Hazardous Substances has been filed by or on behalf of Borrower through authorized employees or agents and no Property is listed in the United States Environmental Protection Agency's List of Hazardous Waste Sites or any other list of Hazardous Substance sites maintained by any federal, state or local governmental agency;

                  (xii) there are no environmental liens on any Property, and, to the best knowledge of Borrower, no governmental actions have been taken or are in process which could subject any Property to such liens;

                  (xiii) Borrower has not transported or arranged for the transportation of any Hazardous Substances to any location which is listed or proposed for listing under CERCLA or on any similar state list or which is the subject of federal, state or local enforcement actions or other investigations;

                  (xiv) no environmental or engineering investigations, studies, audits, tests, reviews or other analyses have been conducted by or are in the possession of Borrower or its Affiliates in relation to any Property other than the Environmental Report; Borrower has delivered a true, correct and complete copy of the Environmental Report to Lender; and

                  (xv) to the best of Borrower's knowledge, the Environmental Report does not contain any untrue statements of a material fact or omit to state a material fact necessary to make any statement contained therein or herein, in light of the circumstances under which such statements were made, not misleading.

         Section 4.21 Borrower Address. Borrower's principal place of business is at the address first set forth in the initial paragraph of this Agreement and shall not be changed during the term of the Loan without giving Lender at least thirty (30) days' prior notice thereof. No Individual Borrower uses any trade name and has not and will not do any business under any name other than its actual name set forth herein except the name of the Individual Property owned by such Individual Borrower.

         Section 4.22 Structure of Borrower. (a) The Persons set forth on Exhibit E annexed hereto are the sole partners or members of Borrower and have the legal and beneficial ownership interests in Borrower set forth therein, and
(b) the shareholders of the SPE Entity set forth on Exhibit E annexed hereto are the sole shareholders of the SPE Entity and have the legal and beneficial ownership interests in Borrower set forth therein. The ownership structure of Borrower and the SPE Entity for the term of the Loan shall remain the same as set forth in Exhibit E annexed hereto.

         Section 4.23 Leases. Borrower has not entered into any Lease which continues in existence and is not bound by any such Lease.

         Section 4.24 Properties Taxed as a Separate Tax Lot. Each Individual Property is taxed as one or more separate and distinct tax lots or parcels, no part of any Individual Property shares a tax lot with any adjoining lands not wholly included in such Individual Property and for all purposes each Individual Property may be mortgaged, conveyed and otherwise dealt with as one or more independent parcels.

         Section 4.25 Fiscal Year. Each Fiscal Year of Borrower commences on January 1.

         Section 4.26 No Other Financing. Borrower has not borrowed any funds and has no indebtedness except for the Loan and trade payables or accrued expenses incurred in the ordinary course of business of operating the Properties not in excess of sixty (60) days past due, which have not heretofore been repaid in full or which shall be repaid in full from the Initial Advance of the Loan.

         Section 4.27 ERISA.

                  4.27.1 The execution, delivery and performance of this Agreement, the Mortgage, and the other Loan Documents do not constitute a Prohibited Transaction, assuming solely for this purpose that Lender is a party in interest as defined in Section 3(14) of ERISA ("Party In Interest"), or a disqualified person as defined in Section 4975(e)(2) of the Internal Revenue Code ("Disqualified Person"), with respect to an employee benefit plan, if any, which has directly or indirectly invested in Borrower or in any Partner.

                  4.27.2 Borrower has made and shall continue to make all required contributions to all employee benefit plans, if any, within the time periods required by the applicable provisions of ERISA and any other federal or state law and Borrower has no knowledge of any material liability which has been incurred by Borrower which remains unsatisfied for any taxes or penalties with respect to any employee benefit plan or any multi-employer plan, and each such plan has been administered in all material respects in compliance with its terms and the applicable provisions of ERISA and any other federal or state law.

         Section 4.28 FIRPTA. Borrower is not a "foreign person" within the meaning of Sections 1445 or 7701 of the Internal Revenue Code.

         Section 4.29 PUHCA. Borrower is not a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" of either a "holding company" or a "subsidiary company" as defined in the Public Utility Holding Company Act of 1935, as amended.

         Section 4.30 Insurance. All Insurance Policies (as defined in the Mortgage) required to be obtained and maintained by each Individual Borrower pursuant to the Mortgage are in full force and effect, the premiums due thereon have been paid in full, Individual Borrower and each Property is in compliance in all material respects with the provisions of such Insurance Policies and the provisions relating to Insurance Policies in the Mortgage and no notice of cancellation, termination or default has been received by Borrower with respect to any such policy.

         Section 4.31 No Margin Stock. None of the proceeds of the Loan will be used by any Individual Borrower for the purpose of purchasing or carrying "margin stock" within the meaning of Regulation G, T, U or X issued by the Board of Governors of the Federal Reserve System, as at any time amended, and each Individual Borrower agrees to execute all instruments which may be necessary from time to time, if any, to comply with all the requirements of Regulation U of the Federal Reserve System, as at any time amended.

         Section 4.32 Investment  Company Act. Each  Individual  Borrower is not
(a) an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended; or (b) subject to any other United States federal or state law or regulation which purports to restrict or regulate its ability to borrow money.

         Section 4.33 Taxes. Each Individual Borrower has filed all Federal, state and local tax returns required to be filed prior to the date hereof and has paid all taxes, charges and assessments shown to be due from each Individual Borrower on such tax returns. All Taxes due and owing in respect of, and affecting, each Individual Property have been paid. There are no pending, or to Borrower's knowledge, proposed special or other assessments for public improvements or otherwise affecting any Individual Property.

         Section 4.34 Full and Accurate Disclosure. No statement of fact made by Borrower in this Agreement, or in any of the other Loan Documents contains any untrue statement of a material fact or omits to state any material fact necessary to make statements contained herein or therein not misleading in any material respect. There is no material fact presently known to any Individual Borrower which has not been disclosed to Lender which materially adversely affects, nor as far as Borrower can reasonably foresee, might materially adversely affect, any Individual Property or the business, operations or condition (financial or otherwise) of Borrower.

         Section 4.35 Contracts.

                  4.35.1 Borrower has not entered into and is not bound by any Contract which continues in existence, except the Disclosed Contracts.

                  4.35.2 Each of the Contracts is in full force and effect, there are no monetary or other material defaults by Borrower thereunder and there are no monetary or other material defaults thereunder by any other party thereto beyond any applicable grace or cure period except for defaults which will be cured upon the Initial Advance of the Loan. Neither Borrower nor Manager nor any other Person acting on Borrower's behalf has given or received any written notice of an Event of Default under any of the Contracts that remain uncured or in dispute.

                  4.35.3 Borrower has delivered true, correct and complete copies of the Contracts (including all amendments and supplements thereto) to Lender.

                  4.35.4 No Contract has as a party an Affiliate of Borrower unless such Contract contains market rate terms and conditions including fees which are no less favorable than would be available to Borrower by a third party which is not an Affiliate of Borrower. All fees and other compensation for services previously performed under each Contract that are due have been paid in full.

         Section 4.36 Other Obligations and Liabilities. Each Individual Borrower has no liabilities or other obligations that arose or accrued prior to the date hereof that, either individually or in the aggregate, could have a Material Adverse Effect on Borrower's ability to perform its obligations under this Agreement, or any of the other Loan Documents or any other obligations that Borrower may have in connection with the ownership and operation of the Properties as contemplated by the Loan Documents.

         Section 4.37 Loan to Value Ratio. To the best of Borrower's knowledge, based on Borrower's familiarity with the Properties and the Approved Appraisal (which Borrower believes to contain a reasonable assessment of the fair market value of the Properties), the maximum principal amount of the Loan does not exceed eighty percent (80%) of the fair market value of the Properties. For the purposes of this Section 4.37, the term "fair market value" shall not include
(i) the amount of any indebtedness secured by a Lien affecting the Properties that is prior to, or on a parity with, the lien of the Mortgage, and (ii) the value of any property that is not "real property" within the meaning of Treas. Reg ** 1.860G-2 and 1.856-3(d).

ARTICLE V.  AFFIRMATIVE COVENANTS

         From the date hereof and until payment and performance in full of all obligations of Borrower under the Loan Documents or the earlier release of the Liens of all Mortgages encumbering the Properties (and all related obligations) in accordance with the terms of this Agreement and the other Loan Documents, Borrower hereby covenants and agrees with Lender as follows:

         Section 5.1 Transfers.

                  5.1.1  Except as  expressly  permitted in this Section 5.1 and
         Section 8.7, and subject to Section 8.10 hereof, Borrower will not, directly or indirectly, sell, assign, convey, pledge, hypothecate, encumber or otherwise transfer (each of the foregoing constituting a "Transfer") any Individual Property or any part thereof or all of the Properties, or any interest therein or suffer, consent to or permit the foregoing without, in each instance, the prior written consent of Lender. Borrower will not permit any owner of a legal or beneficial interest in Borrower (including, without limitation, any owner (directly or indirectly) of a legal or beneficial ownership interest in the SPE Entity) to Transfer such interest, whether by transfer of stock, assignment of partnership interest or other transfer of legal or beneficial interest in Borrower or in any direct or indirect owner thereof, or otherwise permit any new or additional legal or beneficial ownership interests in Borrower or any direct or indirect owner, to be issued, including, without limitation, by admission of new partners or members, without, in each instance, the prior written consent of

         Lender. The foregoing provisions of this Section 5.1.1 shall not, however, apply to (a) Transfers of ownership interests in Borrower or the SPE Entity by or on behalf of an individual owner thereof who is deceased or declared judicially incompetent, to such owner's heirs, legatees, devisees, executors, administrators, estate or personal representatives, but shall continue to apply as to any subsequent Transfer and (b) sales of publicly owned and traded shares of Golf Ventures, Inc., provided that Warren Stanchina shall not sell more than forty percent (40%) of the shares of common stock of Golf Ventures, Inc. owned by him on the date hereof.

                  5.1.2 To the extent  Lender  elects to consent to any Transfer as to which its consent is required hereunder, Lender shall be entitled to condition its consent on such matters as Lender may elect, in its sole reasonable discretion, including, without limitation, execution of instruments of assignment and assumption with respect to the Loan Documents and the collateral therefor, payment of reasonable consideration, delivery of Officer's Certificates and affidavits and indemnities, including an affidavit and indemnification regarding Internal Revenue Code Section 1445 and 7701, receipt by Lender of opinions regarding "non-consolidation" regarding the parties to the Transfer and their respective Affiliates and the assumptions of obligations hereunder, receipt of confirmations from the Rating Agencies that the then current rating for the Securities will not be withdrawn, qualified or downgraded as a result of the Transfer, the transferee under the Transfer satisfies the criteria set forth in
         Article IX of this Agreement and such other matters or documents as Lender may request. Within ten (10) days after closing of any Transfer, whether or not such Transfer required Lender's consent, if any Individual Property or any part thereof or if any interest therein or if any direct or indirect ownership interests in Borrower is transferred, Borrower will provide Lender with a copy of the deed or other instrument of Transfer to the transferee. Borrower will promptly after request therefor provide Lender with such other information and documentation with respect to such Transfer as Lender reasonably requests, including, without limitation, information as to ownership of such transferee.

                  5.1.3 Upon the occurrence of any Transfer, the provisions of this Section 5.1 shall continue to apply to the transferee as if it were the transferor hereunder and any consent by Lender permitting a transaction otherwise prohibited under this Section 5.1 or any right of Borrower or any other Person to Transfer without such consent, shall not constitute a consent to or waiver of any right, remedy or power of Lender to withhold its consent on a subsequent occasion to a transaction not otherwise permitted by the provisions of this Section
         5.1. Notwithstanding the giving of any consent hereunder by Lender, Borrower shall not engage in any Prohibited Transaction.

                  5.1.4 Notwithstanding the provisions of Section 5.1.1 above, Obsolete Collateral (as such term is defined in the Mortgage) may be sold or otherwise disposed of, provided, that either (x) such Obsolete Collateral has been or is contemporaneously being replaced by Collateral (as such term is defined in the Mortgage) of at least equal value and utility which is subject to the lien of the Mortgage with the same priority as with respect to the Obsolete Collateral or (y) such Obsolete Collateral may be removed without adversely affecting the maintenance, safety and operations at such Individual Property, and upon the sale of such Obsolete Collateral any net cash proceeds received from such disposition are deposited as ordinary Receipts in the Cash Collateral Account and applied as provided in the Cash Management Agreement.

         Section 5.2 Liens. Borrower shall not create, suffer or permit to exist any Lien on, of or against, or otherwise affecting, all or any portion of the Properties (including, without limitation, fixtures and other personal property), or any other property of Borrower (whether tangible or intangible and now owned or hereafter acquired) in favor of any Person other than Lender, without the prior written consent of Lender, other than the Permitted Encumbrances.

         Section 5.3 Indebtedness.

                  5.3.1 Borrower shall not create, incur or assume any indebtedness for borrowed money or otherwise evidenced by a note or notes, whether secured or unsecured except for the Loan. Borrower shall not create, incur or assume any other indebtedness, if doing so would cause Borrower to be in violation of Section 9.1(h) hereof, or any other provision of this Agreement or the other Loan Documents applicable thereto.

                  5.3.2 Notwithstanding that any indebtedness incurred with respect to the Property is otherwise permitted hereunder, Borrower shall (subject to the terms of the next sentence) pay any portion of such indebtedness which becomes due and payable within sixty (60) days following the date on which each such amount is due and payable. Nothing contained in this Section 5.3 shall be deemed to require Borrower to pay any amount, so long as Borrower is in good faith, and by proper legal proceedings, diligently contesting the validity, amount or application thereof, provided that in each case, at the time of the commencement of any such action or proceeding, and during the pendency of such action or proceeding (i) adequate reserves with respect thereto are maintained on the books of the Borrower in accordance with GAAP (as determined by the Approved Accountant), (ii) such contest operates to suspend collection or enforcement, as the case may be, of the contested amount and such contest is maintained and prosecuted continuously and with diligence and (iii) Borrower shall deliver to Lender cash in an amount equal to one hundred twenty-five percent (125%) of the amounts being contested which exceed One Hundred Thousand and No/100 Dollars ($100,000.00) in the aggregate and any additional interest, charge or penalty arising from such contest. Any cash delivered shall constitute additional security for the Loan. Any such cash shall be held and invested in the same manner and subject to the same general terms as amounts deposited in the Cash Collateral Account under the Cash Management Agreement and, upon the occurrence of an Event of Default, Lender may apply such monies in the same manner as other monies held in the Cash Collateral Account. Borrower shall execute such instruments as Lender shall require to evidence Lender's perfected first priority security interest therein and to effectuate the provisions hereof. If prior to the occurrence of an Event of Default, Borrower shall provide evidence satisfactory to Lender, in its reasonable judgment, that Borrower has paid the disputed amount, or otherwise settled the same and paid any amount to be paid under such settlement, or that Borrower has received a final unappealable judgment in its favor that it need not pay any disputed amount, together with an Officer's Certificate confirming the foregoing, then Lender shall return any cash deposited with Lender with respect to such disputed amount. If Borrower ceases to pursue continuously and with due diligence any contest described above, or fails to provide Lender with evidence satisfactory to Lender that it is doing so within ten (10) days after Lender's request, or if there shall be a final judgment against Borrower with respect thereto, then Lender may apply all or any portion of the cash to pay such disputed amount and Lender shall have no liability to Borrower for any determination made by Lender, in good faith, that it is entitled to do so or as to the amount to then be paid with respect to such disputed amount, whether or not that determination is found to be accurate.

         Section 5.4 Compliance with Easements, Restrictive Covenants and Permitted Encumbrances

                  5.4.1 Borrower will not modify, waive in any material respect or release any Easements, restrictive covenants or other Permitted Encumbrances, or suffer, consent to or permit the foregoing, without Lender's prior written consent, which consent may be granted or denied in Lender's sole discretion but shall not be unreasonably withheld, conditioned or delayed if necessary for the completion of the Required Work. Borrower will timely comply in all material respects with the terms of all Easements, restrictive covenants and all other Permitted Encumbrances.

                  5.4.2 Borrower shall observe and comply in all material respects with any conditions and requirements necessary to preserve and extend any and all rights, privileges, franchises and concessions that are applicable to each Individual Property, the use and occupancy thereof or the business conducted thereat.

         Section 5.5 Leases.

                  5.5.1 Borrower will not enter into any Lease without the prior written consent of Lender, which consent may be granted or withheld in Lender's sole discretion.

                  5.5.2 Borrower will not modify, amend, consent to the cancellation or surrender of (except to the extent such cancellation or surrender is by the tenant thereunder pursuant to a pre-existing right to do so under a Lease) or terminate any Lease hereafter approved by Lender without the prior written consent of Lender, which consent may be granted or withheld in Lender's sole discretion.

                  5.5.3 Borrower will timely comply with all material terms and conditions on its part to be performed under any Lease hereafter approved by Lender and shall neither neglect to do nor permit to be done, anything which may cause a termination of any such Lease, other than due to the default of the tenant(s). Borrower shall not collect any rent or other payment under any such Lease more than one month in advance of the due date thereof. Borrower will use commercially reasonable efforts to require the performance of all of the obligations of tenants and other Persons bound by such Leases and to enforce such Leases.

                  5.5.4 Any security deposits of tenants, whether held in cash or any other form, shall not be commingled with any other funds of Borrower and, if cash, shall be deposited by Borrower at such commercial or savings bank or banks as may be reasonably satisfactory to Lender. Any bond or other instrument which Borrower is permitted to hold in lieu of cash security deposits under any applicable legal requirements shall be maintained in full force and effect in the full amount of such deposits unless replaced by cash deposits as hereinabove described, shall be issued by an institution reasonably satisfactory to Lender, shall be fully assignable to Lender) and shall, in all respects, comply with any applicable Legal Requirements and otherwise be satisfactory to Lender. Borrower shall, upon request, provide Lender with evidence satisfactory to Lender of Borrower's compliance with the foregoing. Following the occurrence and during the continuance of any Event of Default, upon Lender's demand, Borrower shall turn over to Lender the security deposits (and any interest theretofore earned thereon) with respect to all or any portion of the applicable Property, to be held by Lender subject to the terms of the Leases. If Borrower is entitled to retain a security deposit, then such amount shall be transferred by Borrower into the Clearing Account.

         Section 5.6 Delivery of Notices. Borrower will promptly, but in no event later than ten (10) days after Borrower becomes aware of any of the following events, furnish a written notice to Lender (together with the applicable correspondence and papers relating thereto) specifying the nature and period of existence of such condition or event and, with respect to events described in clause (i) below, what action Borrower is taking or proposes to take with respect thereto (compliance with the provisions of this Section 5.6 shall not be deemed or construed to constitute a waiver of or consent to any default or Event of Default of which Borrower has given Lender notice pursuant to this Section 5.6):

                  (i) any default hereunder or under any of the other Loan Documents or any Event of Default;

                  (ii) receipt or delivery by Borrower of a notice of default or termination, any proposed action with respect to any default or any failure by any Person to perform any material obligation, maintain any material representation or warranty or satisfy any material condition in connection with any Lease, the Management Agreement, any Easement, a recorded instrument or a Permit;

                  (iii) the filing of any action, suit or proceeding against or affecting Borrower or the applicable Individual Property that, if adversely determined, could (A) impair the validity or enforceability of this Agreement or any of the other Loan Documents, (B) have a Material Adverse Effect, or (C) result in a Lien on any portion of the applicable Individual Property; and

                  (iv) any notice received from any Governmental Authority asserting a violation of any material Legal Requirement and any correspondence to or from Borrower with respect thereto. Without limiting the generality of the foregoing, Borrower will transmit to Lender, immediately upon receipt thereof, any communication (addressed to Borrower or any Affiliate of Borrower) which relates to matters which could materially adversely affect Lender's security for the Loan or have a material adverse effect on the financial condition of Borrower, and/or any other Significant Party, and will promptly respond fully to any inquiry of Lender made with respect thereto.

         Section 5.7  ERISA.

                  5.7.1 In addition to the prohibitions set forth in Section 5.1 hereof, and not in limitation thereof, Borrower shall not Transfer or hypothecate its interest or rights in this Agreement or in the Properties, or attempt to do any of the foregoing or suffer any of the foregoing, nor shall any Person owning a direct or indirect interest in Borrower Transfer any of its rights or interest (direct or indirect) in Borrower, attempt to do any of the foregoing or suffer any of the foregoing, nor shall Borrower or any Person owning a direct or indirect interest in Borrower take, without limitation, any action or fail to take any action, if, in any such case, doing so would (i) cause the Loan or the exercise of any of Lender's rights in connection therewith, to constitute a Prohibited Transaction (unless Borrower furnishes a legal opinion reasonably satisfactory to Lender that the same is exempt from the Prohibited Transaction provisions of ERISA and the Internal Revenue Code or otherwise does not constitute a Prohibited Transaction), assuming solely for this purpose that Lender is a Party In Interest or a Disqualified Person with respect to an employee benefit plan, if any, which has directly or indirectly invested in Borrower, or (ii) otherwise result in Lender being deemed in violation of any applicable provisions of ERISA with respect to the Loan. Borrower shall take such steps as are reasonably necessary to assure that it (and its shareholders, partners and members) does not commit any act or fail to commit any act the occurrence of which or the failure of which to occur would cause the Loan to be a Prohibited Transaction.

                  5.7.2 If the provisions of this Section 5.7 are violated, Borrower agrees, at its own cost and expense, to take such steps as Lender shall reasonably request to prevent the occurrence of a Prohibited Transaction or to correct the occurrence of a Prohibited Transaction. Borrower agrees to indemnify, defend and hold the Indemnified Parties free and harmless from and against all loss, costs (including reasonable attorney's fees and expenses), taxes, penalties, damages and expenses any of the Indemnified Parties may suffer by reason of the investigation, defense and settlement of claims based upon a breach of the foregoing provisions. The foregoing indemnification shall survive repayment of the Note.

         Section 5.8 Agreements with Affiliates. Borrower shall not enter into any contract, agreement or other arrangement with any Affiliate of Borrower without Lender's prior written consent (which consent may be granted or denied in Lender's sole and absolute discretion) unless such contract contains terms and conditions no less favorable than would be available to Borrower from an unaffiliated third party.

         Section 5.9 After Acquired Property. Borrower shall grant Lender a first lien security interest in and to all equipment and other personal property owned by Borrower, whether or not used in the construction, maintenance and/or operation of the Improvements, immediately upon acquisition of same or any part of same.

         Section 5.10 Books and Records. Borrower shall keep and maintain at all times at its principal office complete, true and accurate books of account and records reflecting the results of its operations. Borrower shall permit Lender, its agents, consultants and representatives, upon reasonable notice and at reasonable times, to examine and audit the books and records of Borrower and make copies thereof, at Borrower's expense. Borrower shall cause the Manager to make all records relating to the Properties available to Lender and shall cause the Manager to cooperate with any examination, audit or other inquiry (including causing the personnel responsible for the Properties to be reasonably available to respond to inquiries).

         Section 5.11 Delivery of Estoppel Certificates. (a) Borrower shall, from time to time, but not more frequently than three (3) times in any calendar year, within ten (10) days after written request from Lender, furnish to Lender or such other party (or parties as may be requested by Lender) a written certificate setting forth the unpaid principal of and interest due on the Note and any other sums evidenced or secured by the Mortgage, and/or the other Loan Documents, stating the date through which interest has been paid and stating whether or not any offsets, defenses or counterclaims exist with respect to the Loan Documents. If requested, such certificate will also attach true and correct copies of any Loan Documents and state such other information as Lender shall reasonably require. Upon request of Lender, Borrower shall cause the Manager within ten (10) days after such request to furnish Lender or such other party or parties as Lender may request, a written certificate as to such matters as Lender may reasonably request.

         (b) Borrower shall use all reasonable efforts to deliver to Lender upon request, which may be made from time to time but not more frequently than three
(3) times in any calendar year, tenant estoppel certificates from each tenant under a Lease, which tenant estoppel certificates shall be in form and substance reasonably satisfactory to Lender. Section 5.12 Management, Etc.

                  5.12.1  Borrower  represents,  warrants and covenants that (a)
         the Management Agreement previously delivered to Lender is a true, correct and complete copy of the Management Agreement between Manager and Borrower with respect to the Property, including any amendment or modification thereof, which Lender hereby approves; (b) the Management Agreement is in full force and effect and there is no default or violation by any party thereunder; (c) Borrower shall maintain the Management Agreement in full force and effect and timely perform all of its material obligations thereunder and enforce performance of all material obligations of the Manager thereunder; (d) Borrower shall simultaneously herewith enter into and cause Manager to enter into an agreement in form reasonably satisfactory to Lender subordinating the Manager's fees and other rights to the rights of Lender and (e)
         Borrower shall not terminate, cancel, or modify the Management Agreement, or enter into any agreement relating to the management or operation of the Property with Manager or any other party (other than an extension of the existing Management Agreement for compensation which is no greater, and on terms and conditions no less favorable to Borrower, than those contained in the existing Management Agreement) without the express written consent of Lender, which consent shall not be unreasonably withheld, conditioned or delayed. Any compensation of Manager with respect to its services performed at or in connection with the Properties (other than the compensation provided in the existing Management Agreement) is subject to approval by Lender in its sole and absolute discretion and shall in no event exceed the Maximum Management Fee. If at any time there shall be a new manager, such new manager and Borrower shall, as a condition to Lender's consent, execute an agreement in the form then customarily used by Lender subordinating the management fees and other rights of the manager to the rights of Lender.

                  5.12.2 Borrower agrees that at any time after and during the continuance of an Event of Default, at the request of Lender, Borrower shall immediately replace the Manager with an independent, third-party managing agent designated by Lender.

         Section 5.13 Financial Statements; Audit Rights.

                  5.13.1 Until the Loan is repaid in full, Borrower shall cause the following financial statements and documentation to be delivered at the time and in the form and manner referenced below:

                           (a) audited statements of financial position (balance
                  sheet) of Borrower as of the close of each fiscal year of Borrower during the term of the Loan, and of income and retained earnings, changes in financial position and cash flows for such fiscal year, which statements shall be duly certified by the Designated Officer to fairly represent the financial condition of Borrower as of the date thereof and to have been prepared in accordance with GAAP and accompanied by an opinion of the Approved Accountant (which opinion shall be unqualified and shall not contain any "statement of emphasis") to the effect that such financial statements present fairly, in all material respects, the financial condition of Borrower as of the end of the fiscal year being reported on and that the results of the operations and cash flows for said year are in conformity with GAAP, consistently applied, and that the examination of the Approved Accountant in connection with such financial statements has been conducted in accordance with GAAP and included such tests of the accounting records and such other auditing procedures as the Approved Accountant deemed necessary in the circumstances,

                           (b) an unaudited  quarterly balance sheet of Borrower
                  and statement of profits and losses, such quarterly financial statements to be certified by a Designated Officer to fairly represent the financial condition of Borrower as of the date thereof and to have been prepared in accordance with GAAP,

                           (c) unaudited monthly and quarterly operating statements showing all revenues, expenses and net cash flow
                  (including a calculation of Net Operating Income) for the applicable calendar month or quarter and year-to-date results and variances from any Approved Budget and such other matters as Lender shall reasonably require, which monthly and quarterly operating statements shall be certified by a Designated Officer to be true, correct and complete in all material respects and shall be prepared on a cash basis,

                           (d) the  statements  to be  delivered  to  Lender  in
                  accordance with Section 6(f) of the Cash Management Agreement, certified as provided therein,

                           (e) the annual Form 1065 (with accompanying schedules
                  K-1) (or any substitute therefor) for each Individual Borrower (other than U.S. Golf Pelican Strand, Inc.) and for Pelican Strand Ltd.,

                           (f) a schedule of all accounts  payable at the end of
                  each month, certified by a Designated Officer to be true, correct and complete in all material respects,

                           (g) such other reports and  information  which Lender
                  reasonably requires certified by a Designated Officer to be true, correct and complete in all material respects.

                  5.13.2 The statements  referred to in paragraph (a) of Section
         5.13.1 above shall be delivered to Lender within one hundred and twenty
         (120) days after the last day of each fiscal year of Borrower. The quarterly statements referred to in paragraph (b) and referred to in paragraph (c) of Section 5.13.1 above shall be delivered to Lender within forty-five (45) days after the last day of each calendar quarter. The monthly reports referred to in paragraph (c) and paragraph
         (f) above shall be delivered to Lender within thirty (30) days after the last day of each calendar month. All Financial Statements shall be in form and substance satisfactory to Lender.

                  5.13.3  Each  Financial   Statement  described  in  paragraphs
         (a)-(c) of Section 5.13.1 above shall be accompanied by an Officer's Certificate of Borrower certifying that to the best of such officer's knowledge, Borrower has observed and performed, in all material respects, all of its covenants and other agreements contained in this Agreement, and the other Loan Documents, whether there exists any material default or Event of Default and, if there is, specifying the nature and period of existence thereof and the action Borrower is taking or proposing to take with respect thereto. Section 5.14 Maintenance of Non-Taxable Status. Borrower will maintain its status of being taxed as a partnership for the purposes of federal, state and local income taxes. Section 5.15 Lender's Attorneys' Fees and Expenses. Borrower shall appear in and defend any action or proceeding purporting to affect the security of the Mortgage or the security interests granted under any of the other Loan Documents or the rights and powers of Lender under any of the Loan Documents and Borrower (in addition to Lender's reasonable attorneys' fees and expenses to be paid by Borrower pursuant to this Agreement or the other Loan Documents) shall pay all of Lender's reasonable attorneys' fees and expenses in connection with the enforcement of this Agreement and the other Loan Documents and the collection of all amounts payable hereunder and thereunder. In case of any default under this Agreement or any of the other Loan Documents or if any action or proceeding is commenced in which it becomes necessary to defend or uphold the Lien or priority of the Mortgage or any of the other Loan Documents or which adversely affects the interests of Lender in the Property or any part thereof, including, but not limited to eminent domain, or proceedings of any nature affecting the Property or involving the bankruptcy, insolvency, arrangement, reorganization of, or other form of debtor relief with respect to, Borrower or any other Significant Party, then Lender may, but without obligation to do so, and without releasing Borrower or any other Significant Party from any obligation hereunder or under any other Loan Document, make such appearances, disburse such reasonable sums and take such action as Lender deems necessary or appropriate to protect Lender's interest in the Properties. All reasonable costs incurred by Lender, including reasonable attorneys' fees and disbursements, in taking any action described above, shall be paid by Borrower upon demand together with interest thereon at the Default Rate from the date paid by Lender through the date of repayment by Borrower and the same shall be deemed to constitute protective advances evidenced by the Note and secured by the Mortgage and the other Loan Documents. In addition to, and without limiting the generality of, the foregoing, if at any time hereafter, Lender employs counsel (a) for advice or other representation (whether or not any suit has been, or shall thereafter be, filed, and whether or not other legal proceedings have been, or shall thereafter be, instituted, and whether or not Lender shall be a party thereto) with respect to the Loan, the Properties or any part thereof, this Agreement or any of the other Loan Documents, or (b) to protect, collect, lease, sell, take possession of, foreclose upon or liquidate all or any part of the Properties, or to attempt to enforce any security interest or Lien in all or on any part of the Properties, or to enforce any rights of Lender or any of Borrower's obligations hereunder or under any of the other Loan Documents, or any obligations of any other Person which may be obligated to Lender by virtue of this Agreement or any other agreement, instrument or document heretofore or hereafter delivered to Lender by or for the benefit of Borrower, then, in any such event, all of the reasonable attorneys' fees and expenses arising from such services, and all expenses, costs and charges relating thereto, shall be paid by Borrower upon demand, together with interest thereon at the Default Rate from the date paid by Lender through the date of repayment by Borrower, and the same shall be deemed to constitute protective advances evidenced by the Note and secured by the Mortgage and other Loan Documents.

         Section 5.16  Environmental.

                  5.16.1 Borrower shall not (and it shall not permit any tenant, contractor, agent or manager to) locate, produce, use, store, treat, transport, incorporate, discharge, emit, release, deposit or dispose of any Hazardous Substance in, upon, under, at, over or from any Properties, except that Borrower (and its tenants, contractors or agents) may store, locate and use on an Individual Property, Hazardous Substances which are (1) customarily located, stored or used in properties similar to such Property or (2) unique to Borrower's or a tenant's business located on such Individual Property, provided that such Hazardous Substances described in clauses (1) or (2) above are at all times stored, located and used in compliance with all Environmental Laws. Borrower shall not grant permission for any Hazardous Substances to be located, produced, used, stored, treated, transported, incorporated, discharged, emitted, released, deposited, disposed of or to escape therein, thereupon, thereunder, thereover or therefrom in violation of any Environmental Law, and shall comply with all
         Environmental Laws which are applicable to the Individual Property. Borrower shall not engage in any conduct in connection with the
         Individual Property (other than Corrective Work) that may subject Borrower to Environmental Costs, or contribute to or aggravate a release of Hazardous Substances. In addition to the foregoing restrictions, Borrower agrees that no asbestos, ACM, materials containing urea-formaldehyde, or transformers, capacitors, ballasts or other equipment containing PCBs are, or will at any time be, located about the Individual Property.

                  5.16.2 Borrower shall promptly within the time permitted by Environmental Laws, initiate and diligently pursue to completion, any and all remedial action required pursuant to any Environmental Laws in response to the presence of any Hazardous Substances at, on, under or about, or emanating from, any Individual Property and shall take such remedial action as is required to minimize any impairment of Lender's Lien on, and security interest in, the Individual Property. If Borrower undertakes any remedial action with respect to any Hazardous Substance on the Individual Property, Borrower shall conduct and complete such remedial action in compliance with all applicable Environmental Laws. If any Hazardous Substance is removed or caused to be removed from the Individual Property by Borrower, the generator number assigned by the Environmental Protection Agency to such Hazardous Substance shall not be in the name of Lender, and as between Lender and Borrower, Borrower shall assume any and all liability for such removed Hazardous Substance.

                  5.16.3 The representations and warranties contained in Section
         4.20 and the covenants contained in this Section 5.16 shall be deemed continuing covenants for the benefit of Lender, and any successors and assigns of Lender, including but not limited to any purchaser at a foreclosure sale, any transferee of the title of Lender or any other purchaser at a foreclosure sale, and any subsequent owner of an Individual Property, and shall survive the termination of this Agreement, or the satisfaction or release of the Mortgage, any foreclosure of the Mortgage and/or any acquisition of title to an Individual Property or any part thereof by Lender, or anyone claiming by, through or under Lender, by deed in lieu of foreclosure or otherwise; provided, however, that such representations and warranties and covenants shall terminate six (6) years after the Loan shall be repaid in full. The rights and remedies of Lender under this Agreement with respect to this Section 5.16 shall not inure to the benefit of (i) any purchaser of an Individual Property at a foreclosure sale, (ii) any Person taking title to the Individual Property by deed in lieu of foreclosure or (iii) any successor or assign of any Person described in clauses (i) and (ii) above, except that Lender's rights shall inure to the benefit of the parties described in clauses (i), (ii) and (iii) hereof if such parties are Lender (including, for these purposes, Lender's successors and assigns as holder of the Loan Documents), any beneficiaries of any Loan Pool, any Participant and any of Lender's (or such successors', assigns', beneficiaries' or Participant's) Affiliates or nominees.

                  5.16.4 Borrower shall give prompt written notice to Lender of:

                           (i) any  proceeding  or inquiry  by any  Governmental
                  Authority with respect to the presence of any Hazardous Substance on an Individual Property or the migration thereof from or to other property;

                           (ii) all claims made or threatened by any third party
                  against Borrower or the Property relating to any loss or injury resulting from any Hazardous Substance;

                           (iii) the storage, production,  release, discharge or
                  disposal of any Hazardous Substances on an Individual Property other than in accordance with all applicable Environmental Laws; and

                           (iv) Borrower's discovery of any occurrence or condition on any real property adjoining or in the vicinity of an Individual Property that could cause an Individual Property or any part thereof to be subject to any restrictions on the ownership, occupancy, transferability or use of the an Individual Property under any Environmental Law or to be otherwise subject to any restrictions on the ownership, occupancy, transferability or use of an Individual Property under any Environmental Law.

                  5.16.5  Borrower shall keep Lender  apprised of the status of, and any material developments in, any governmental investigation relating to Environmental Matters at or about the Properties, any and all enforcement, clean-up, removal or other governmental or regulatory actions instituted, completed or threatened pursuant to any Environmental Law with respect to the Properties and any other claims, actions or proceedings with respect the Properties relating to Environmental Matters. Borrower shall provide Lender with copies of all communications with all Governmental Authorities relating to Hazardous Substances Claims. Without Lender's prior written consent, Borrower shall not enter into any settlement agreement, consent decree or other compromise with respect to any such governmental investigation or action, or other claim, action or proceeding relating to Hazardous Substances which Borrower does not have the funds available to pay or which may adversely affect Lender's lien on, or the value of, the Properties.

                  5.16.6 The  foregoing  rights and  remedies  contained in this
         Section 5.16 are cumulative with, and in addition to, any rights and remedies Lender may have against Borrower or any Significant Party under the other terms and provisions of this Agreement, under any other Loan Document or under any Environmental Law, including, without limitation, CERCLA. Section 5.17 Report Updates.

                  5.17.1 Lender reserves the right at any time during the term of the Loan to conduct or require Borrower to update any environmental reports previously delivered to Lender or, in the absence thereof, to conduct such environmental inspections, audits and tests as Lender shall deem necessary or advisable from time to time utilizing a company acceptable to Lender; provided, however, that Borrower shall not be required to pay for such environmental inspections, audits and tests more often than once a year so long as:

                           (i) no Event of Default  exists under this  Agreement
                  or any other Loan Document;

                           (ii) Lender has no cause to believe, in Lender's sole
                  but good faith judgment, that there has been a release or a threatened release of Hazardous Substances at the Properties or that Borrower or the Properties is in violation of any applicable Environmental Law,

                           (iii) such inspections, audits and tests are not being obtained in satisfaction of the provisions of Section
                  7.26 hereof; and

                           (iv) such inspection, audit or test has not been recommended in any other audit, inspection, test or consultants report previously conducted with respect to the Properties. Borrower shall be provided with a copy of any such report prepared for Lender promptly after such report is delivered to Lender. In the event that any environmental site assessment report prepared for the Properties recommends that an operations and maintenance plan be implemented for any Hazardous Substance, including, without limitation, asbestos, Borrower shall cause such operations and maintenance plan to be prepared and implemented at Borrower's expense upon request of Lender and in accordance with the recommendation.

                  5.17.2 Lender shall have the right from time to time throughout the term of the Loan with respect to any Property to order additional Engineering Reports with respect to any of the Properties. Such additional engineering reports shall be paid for by Borrower in accordance with Section 7.4; provided, that Borrower shall not be required to pay for such additional Engineering Reports more frequently than once every calendar year unless (w) an Event of Default has occurred, (x) any such additional Engineering Report is being obtained pursuant to Section 7.26 hereof, (y) any such additional Engineering Report is required by applicable Requirements to be obtained or (z) in Lender's sole but good faith judgment, a material adverse change in the condition of an Individual Property has occurred.

                  5.17.3 Lender shall not be liable for any action or inaction by Borrower with respect to any remedial or other response activity in connection with any Hazardous Substance or any repair or replacement recommended in any engineering report, notwithstanding any review or approval of Borrower's method of remediation or repair or replacement, as applicable, or any response by Lender.

         Section 5.18 Lender Access to Properties. Borrower will permit Lender, and its agents, consultants or representatives, to enter upon each Individual Property on reasonable notice at reasonable times to inspect the Improvements. Lender or its agents, consultants or representatives as part of any inspection may take soil, air, water, building material and other samples but shall restore the Individual Property to its original condition in accordance with applicable law.

         Section 5.19 Delivery of Documents Regarding Ownership. Borrower will deliver to Lender, on demand made therefor by Lender, copies of all documents which evidence Borrower's title in or to any materials, fixtures or articles incorporated in the Improvements or subject to the Lien of any of the Loan Documents.

         Section 5.20 Conduct of Business. Borrower shall at all times conduct its business so that each of the representations and warranties set forth herein shall be and at all times shall remain true in all material respects and, to the extent any legal opinion delivered to Lender contains assumptions of fact based thereon, all such assumptions of fact are and shall at all times remain true in all material respects.

ARTICLE VI.  EVENTS OF DEFAULT

         Section 6.1 Events of Default; Defaults. The term "Default" as used herein shall mean any one or more of the events set forth below prior to the expiration of the applicable notice or grace period, if any. The term "Event of Default" wherever used in this Agreement shall mean any one or more of the events set forth below after the expiration of the applicable notice or grace period, if any.

                  6.1.1 Non-Payment. Failure by Borrower to pay (a) any periodic installment of interest or principal when the same shall become due and payable hereunder or under the Note; or (b) the outstanding principal balance of the Note, together with the interest accrued thereon and all other sums which may then be owed by Borrower to Lender, at maturity or upon prepayment of the Note in full; or (c) any other sums to be paid by Borrower hereunder or under any other Loan Document within five (5) days from the date which Lender gives Borrower written notice of such failure.

                  6.1.2 Affirmative Covenants. Failure by Borrower or any other Person to duly keep, perform and observe any Affirmative Covenant or agreement in this Agreement, the Note, the Mortgage, or in any other Loan Document (unless same constitutes a default under any other clause of this Section 6.1 or any other Loan Document, in which case, the grace or cure period, if any, set forth in such other clause shall govern) within thirty (30) days after Lender gives Borrower written notice of such failure; provided, that in the event such failure is not susceptible of cure within such thirty (30) day period it shall not be an Event of Default hereunder if such failure is curable and Borrower commences to cure such default within such thirty (30) day period and diligently prosecutes such cure to completion within one hundred twenty
         (120) days of the expiration of such thirty (30) day period.

                  6.1.3 Negative Covenants. If Borrower or any other Person shall breach or otherwise not comply with any Negative Covenant set forth herein or in any other Loan Document (unless same constitutes a default under any other clause of this Section 6.1 or any other Loan Document, in which case, the grace or cure period, if any, set forth in such other clause shall govern) and such default shall continue for ten
         (10) Business Days after written notice thereof by Lender to Borrower; provided that no such notice and grace shall be required with respect to a knowing, intentional and willful breach of a Negative Covenant.

                  6.1.4 Financial Statements. If any material inaccuracy shall exist in any of the Financial Statements or in any other financial statement or other information furnished to Lender by Borrower, any other Significant Party, any officer of Borrower or any other Significant Party (or their direct or indirect general partners, managers or managing members), or any other Person on behalf of the foregoing Persons pursuant to the provisions of this Agreement or any other Loan Document or furnished to, or to be furnished to, Lender to induce Lender to make the Loan or any advance thereunder, to extend the term of the Loan or consent to any matter hereunder or under any other Loan Document.

                  6.1.5 Representations. If at any time any representation, warranty or certification made by Borrower or any other Significant Party, as applicable, in this Agreement, the Note or any other Loan Document or in any document delivered pursuant to any Loan Document or otherwise delivered in connection with the Loan shall be untrue, incorrect or misleading in any material respect when made.

                  6.1.6 Other Loan Documents. If an "Event of Default" shall occur under the Mortgage or any other Loan Document (or under any document evidencing or securing or delivered in connection with any loan (other than the Loan) which Lender may hereafter elect to make to Borrower) or any other default shall occur and continue beyond the applicable notice or grace period, if any, under or with respect to any other Loan Document (or under or with respect to any of the documents evidencing or securing any such other loan).

                  6.1.7 Demolition or Alterations. Except as permitted herein or in the other Loan Documents, the commencement of demolition of or material alterations (as such term is defined in the Mortgage) to any Property without the prior written consent of Lender, which consent may be withheld by Lender in Lender's sole discretion.

                  6.1.8 Failure to Deliver Estoppel Certificate. If Borrower shall fail to deliver any estoppel certificate required by Section 5.11 within the time period provided in said Section and within ten (10) days after receipt of a notice of such failure.

                  6.1.9 Receipts; Deposits. If Borrower fails to deposit (or cause to be deposited) any Receipts into the Clearing Account within the time period provided in the Cash Management Agreement to do so.

                  6.1.10 Cessation of Borrower. If Borrower or any other non-natural Person which is a Significant Party ceases to exist.

                  6.1.11 Transfer. If in violation of Section 5.1 hereof (a) any Property, or any part thereof, is Transferred or (b) any direct or indirect legal or beneficial interest in Borrower shall be Transferred.

                  6.1.12 Liens. If in violation of Section 5.2, any Property or any part thereof is mortgaged or any other Lien is voluntarily placed thereon by Borrower.

                  6.1.13  Involuntary  Bankruptcy,  Etc. The entry by a court of
         (a) a decree or order for relief in respect of any Significant Party in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or (b) a decree or order adjudging any Significant Party a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of any Significant Party under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of any Significant Party or of any substantial part of the property of, or ordering the winding up or liquidation of the affairs of, any Significant Party, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of sixty (60) days.

                  6.1.14 Voluntary Bankruptcy. The commencement by any Significant Party of a voluntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by any Significant Party to the entry of a decree or order for relief in respect of such Significant Party in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against such Significant Party or the filing by any Significant Party of a petition or answer or consent seeking reorganization or relief under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law, or the consent by any Significant Party to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of any Significant Party or of any substantial part of any property of any Significant Party or the making by any Significant Party of an assignment for the benefit of creditors, or the admission by any Significant Party in writing of its inability to pay its debts generally as they become due.

                  6.1.15 Judgments. If, at any time, a judgment shall be rendered against a Significant Party which could have a Material Adverse Effect on the ability of a Significant Party to perform any of its obligations, if any, under this Agreement, the Note, or any other Loan Document provided, that, if such Significant Party appeals said judgment and (w) said appeal (i) is timely filed, (ii) is diligently pursued, (iii) is permitted by law, (iv) has the effect of staying any action on such judgment, (x) such Significant Party posts any security required by law or reasonably required by Lender in respect of said judgment, and (y) said judgment does not subject Lender or any Property to any civil or criminal penalties and (z) such judgment is not a Lien on any Property or any other collateral for the Loan, then it shall not be an Event of Default hereunder until such judgment is final and non-appealable.

                  6.1.16 Leases. If any Lease shall be entered into by Borrower without the prior written consent of Lender in accordance herewith.

                  6.1.17 Organizational Documents. If (a) at any time any Organizational Document of Borrower or the SPE Entity is modified in violation of Article IX hereof or (b) Borrower or the SPE Entity shall fail to comply with the bankruptcy-remote, single-purpose entity requirements of its Organizational Documents or (c) Borrower or SPE Entity shall otherwise violate Article IX of this Agreement.

                  6.1.18 Delivery of Financial Statements. If Borrower or any Guarantor fails to deliver (or cause to be delivered) to Lender any Financial Statement required to be delivered hereunder or under the Cash Management Agreement or any other Loan Document, and such failure continues

                           (i) for fifteen (15) days after the date such Financial Statement was required to be so delivered with respect to any Financial Statement required to be delivered to Lender on a monthly basis,

                           (ii) for thirty (30) days after the date such Financial Statement was required to be so delivered with respect to any Financial Statement required to be delivered to Lender on a quarterly basis,

                           (iii) for sixty (60) days after the date such Financial Statement was required to be so delivered with respect to any Financial Statement required to be delivered to Lender on an annual basis and

                           (iv) for thirty (30) days after  request  therefor by
                  Lender with respect to any other Financial Statement.

                  6.1.19 ERISA. If Borrower shall breach any of the provisions of Section 5.7.

                  6.1.20 Termination of Management Agreement. TC "6.1.20 Termination of Management Agreement.##If without Lender's prior written consent: (i) the Manager resigns or is removed or any Management Agreement terminates other than by reason of any default thereunder by Borrower, unless, in the case of a Management Agreement with a property manager which is not an Affiliate of Borrower, such Management Agreement is replaced, within twenty (20) days after notice of such resignation, removal or termination with a replacement Management Agreement and Manager satisfying the provisions of Section 5.12 hereof,
         (ii) there is any material change in the Management Agreement or termination thereof by reason of any default thereunder by Borrower, or
         (iii) with respect to any Manager that is an Affiliate of Borrower, the ownership, management or control of such Manager is transferred to a Person who is not an Affiliate of Borrower.

                  6.1.21 Other Conditions for Acceleration. The occurrence of any conditions set forth herein, in the Note, the Mortgage, or any other Loan Document permitting Lender to accelerate the Indebtedness.

                  6.1.22 Material Adverse Change. If, in Lender's reasonably exercised commercial business judgment, there shall occur any event (a) which has a Material Adverse Effect on the financial condition, operations, performance, business of all of the Properties, or the ability of Borrower and the Guarantors to make any payment or otherwise perform any or all of their respective material obligations under this Agreement, the Note and/or any other Loan Document to which each is a party, (b) as a result of which, the legality, validity or enforceability of this Agreement, the Note and/or any other Loan Document, or the lien and security interest of Lender pursuant to the Mortgage or any other Loan Document purporting to grant to Lender a Lien in any collateral shall be materially adversely effected.

                  6.1.23 Denial of Obligation. If (a) Borrower or any Guarantor shall take the position in any written communication with Lender or in any litigation that any Loan Document is no longer the valid, binding and enforceable obligation of Borrower or any Guarantor that is a party thereto or (b) any Guarantor shall revoke, contest, commence any action or raise any defense against its obligations under the Guaranty or any other Loan Document.

                  6.1.24 Misapplication of Receipts. If Borrower shall (a) apply any monies delivered to Borrower pursuant to Section 6 of the Cash
         Management Agreement other than to pay amounts permitted to be paid with such funds and such breach shall continue for five (5) Business Days following notice thereof; provided that no such notice and grace shall be required with respect to an intentional breach of such provision or (b) fail to pay to Lender any amounts required to be paid to Lender pursuant to Section 6(f) of the Cash Management Agreement at the time such payment is to be made to Lender thereunder.

                  6.1.25 Failure to Provide Further Assurances. If, after fifteen (15) days' notice from Lender to Borrower that Borrower has failed to comply with any of the provisions of Section 7.26 hereof, Borrower fails to cure such default.

                  6.1.26 Lender Access. If Lender or its agents, consultants or representatives are not permitted, at all reasonable times on two (2) Business Days' notice, to enter upon an Individual Property and to inspect the Improvements or, if Lender or its representatives are not permitted to inspect Borrower's books and records or are not furnished, within five (5) Business Days after requested, copies of any of Borrower's books and records.

                  6.1.27 Certain Cross Defaults. If any default shall occur, beyond any applicable grace or cure period, under (a) that certain Loan Agreement of even date herewith between Lender and Pelican Strand, Ltd., (b) that certain Guaranty of Payment of even date herewith by Golf Ventures, Inc. and U.S. Golf Communities, Inc. in favor of Lender or under any other Guaranty and (c) under any agreement binding upon Golf Ventures, Inc. for the sale or issuance of more than fifteen percent (15%) of the shares of common stock of Golf Ventures, Inc.

                  6.1.28 SEC Action. If, at any time, an action or proceeding shall be commenced against Golf Ventures, Inc. or any other Significant Party by the Securities and Exchange Commission or any shareholders of Golf Ventures, Inc. or such shareholders.

                  6.1.29 Disclosed Violations. If Borrower shall fail to cure the Disclosed Violations in accordance herewith on or before December 31, 1998.

                  6.1.30 Red Hawk Property. If Borrower shall fail to sell the Red Hawk Property in accordance herewith on or before March 31, 1999.

         Section 6.2 Rights upon Event of Default. Upon the occurrence and during the continuance of any Event of Default, Lender shall, in addition to all other remedies conferred upon Lender at law or in equity or by the terms of the Note, the Mortgage and the other Loan Documents, have the right but not the obligation, to pursue any one or more of the following remedies, concurrently or successively, it being the intent hereof that all such remedies shall be cumulative and that no such remedy shall be to the exclusion of any other:

                  (a) take any action which, in Lender's sole judgment, is necessary or appropriate to effect observance and performance of the covenants, agreements and obligations (under this Agreement and the other Loan Documents) of Borrower, the Guarantors, or any other person providing collateral pursuant to or obligated to perform any of the terms and provisions of this Agreement or the other Loan Documents (each, an "Obligated Party");

                  (b) declare the Note to be immediately due and payable;

                  (c) use and apply any monies deposited in the Clearing Account, the Cash Collateral Account or the Tax and Insurance Escrow Account or any other monies deposited by Borrower with Lender, regardless of the purpose for which the same were deposited, to cure any default or Event of Default or to apply on account of any indebtedness under this Agreement or any of the other Loan Documents which is due and owing to Lender or to operate the Properties or for any other purposes described herein or in any other Loan Document;

                  (d) institute an action, suit or proceeding at law or in equity for the specific performance of any covenant, condition or agreement contained herein or in the Mortgage, Note or any other Loan Document, or in aid of the execution of any power granted hereunder or for the enforcement of any other appropriate legal or equitable remedy; and

                  (e) set-off against the obligations to Lender of Borrower or any other Obligated Party, any sum owed by Lender or any Affiliate of Lender in any capacity to Borrower or such other Obligated Party, or any property of any of them in the possession of Lender or any Affiliate of Lender.

ARTICLE VII.  GENERAL PROVISIONS

         Section 7.1  Rights Cumulative; Waivers.

                  7.1.1. Each right, power and remedy conferred upon Lender herein or in any of the other Loan Documents is cumulative and in addition to every other right, power or remedy, express or implied, now or hereafter provided by law or in equity, and each and every right, power and remedy herein set forth or otherwise so existing may be exercised, concurrently or independently, from time to time as often and in such order as may be deemed expedient to Lender. The exercise of one right, power or remedy shall not be a waiver of the right to exercise at the same time or thereafter any other right, power or remedy; and no delay or omission of Lender in the exercise of any right, power or remedy accruing hereunder or arising otherwise shall impair any such right, power or remedy, or be construed to be a waiver of any default or acquiescence therein. Enumeration of special rights or powers herein, in the Mortgage or in the other Loan Documents shall not be construed to limit any grant of general rights or powers herein, in the Mortgage or in the other Loan Documents or limit Lender's exercise of any and all rights granted under the laws of the State of New York or the United States of America. No act of Lender shall be construed as an election to proceed under any provision herein or in any other Loan Document to the exclusion of any other provision herein. Except as otherwise specifically required herein, notice of the exercise of any right, remedy or power granted to Lender by this Agreement or any other Loan Document is not required to be given. Lender shall be entitled to enforce payment of the Loan and any other amount payable under the Loan Documents and performance of this Agreement and the other Loan Documents and to exercise all rights and remedies under this Agreement or the other Loan Documents or otherwise at law or in equity, notwithstanding that some or all of the indebtedness secured thereby may now or hereafter be otherwise secured, whether by mortgage, security agreement, pledge, lien, assignment or otherwise. Neither the acceptance of this Agreement nor its enforcement, shall prejudice or in any manner affect Lender's right to realize upon or enforce any other security now or hereafter held by Lender, it being agreed that Lender shall be entitled to enforce this Agreement, the Mortgage, and any other security now or hereafter held by Lender hereunder, under any of the other Loan Documents or otherwise in such order and manner as Lender may determine in its absolute discretion.

                  7.1.2. Lender may, by written notice to Borrower, at any time and from time to time, waive in whole or in part and absolutely or conditionally any default or Event of Default hereunder. Any such waiver shall be subject to such conditions or limitations as shall be specified in any such notice. In the case of any such waiver, the rights of Borrower shall be otherwise unaffected, and any default or Event of Default so waived shall be deemed to be cured and not continuing only to the extent and only on the conditions or limitations set forth in such waiver, but no such waiver shall extend to any subsequent or other default or Event of Default, or impair any right, remedy or power consequent thereupon.

         Section 7.2 Lender's Action for its Own Protection Only. The authority herein conferred upon Lender, and any action taken by Lender, to inspect the Properties, to review and/or approve all documents and instruments submitted to Lender, or otherwise, will be exercised and taken by Lender and by Lender's employees, agents, consultants and representatives for their own protection only and may not be relied upon by Borrower or any other party for any purposes whatever; and neither Lender nor Lender's employees, agents, consultants and representatives shall be deemed to have assumed any responsibility to Borrower or any other party with respect to any such action herein or under any of the other Loan Documents authorized to be taken by Lender or Lender's employees, agents and representatives. Any review, investigation or inspection conducted by Lender, any architect, engineer or other consultant retained by Lender, or any agent or representative of Lender in order to verify independently Borrower's satisfaction of the covenants, agreements and obligations of Borrower under this Agreement or any of the other Loan Documents, or the validity of any representations and warranties made by Borrower (regardless of whether or not the party conducting such review, investigation or inspection should have discovered that any of such conditions precedent were not satisfied or that any such covenants, agreements or obligations were not performed or that any such representations or warranties were not true) shall not affect (or constitute, except as may specifically be provided in this Agreement or in the other Loan Documents to the contrary, a waiver by Lender of) (i) any representations and warranties under this Agreement or the other Loan Documents or Lender's reliance thereon or (ii) Lender's reliance upon any certifications of Borrower or any other party in connection with the Loan, or any other facts, information or reports furnished to Lender by Borrower or any other party in connection with the Loan. Lender neither undertakes nor assumes any responsibility or duty to Borrower to select, review, inspect, supervise, pass judgment upon or inform Borrower of any matter in connection with the Properties, and Borrower shall rely entirely upon its own judgment with respect to such matters, and any review, inspection, supervision, exercise of judgment or supply of information to Borrower by Lender in connection with such matters is for the protection of Lender only and neither Borrower nor any third party is entitled to rely thereon.

         Section 7.3 No Third Party Beneficiaries. All conditions to the obligations of Lender hereunder and under the other Loan Documents are imposed solely and exclusively for the benefit of Lender and its participants, if any, and assigns and no other Person (other than Servicer) shall have standing to require satisfaction of such conditions in accordance with their terms or be entitled to assume that Lender will advance proceeds of the Loan or agree or consent to any matter in the absence of strict compliance with any or all thereof, and no other Person shall, under any circumstances, be deemed to be the beneficiary of such conditions, any or all of which may be freely waived in whole or in part by Lender at any time if in its sole discretion it deems it advisable to do so, it being further understood that Lender and its assigns or participants, if any, shall have no obligation to see to it that the Improvements or any other work required or contemplated hereby or by the other Loan Documents are properly and/or timely completed.

         Section 7.4 Payment of Expenses.

                  7.4.1. Borrower will, at and in connection with the closing of the Loan and at all times thereafter, pay all reasonable and actual costs and fees incurred by Lender in connection with the preparation, negotiation, consummation, execution, administration, repayment, collection and enforcement of the Loan, the Loan Documents and any approval, consent, amendment, modification or waiver related thereto. Without limiting the generality of the foregoing, Borrower will pay:

                           (a) Lender's  Counsel Fees and the reasonable fees of
                  Lender's Consultant in connection with the foregoing;

                           (b) all taxes and recording fees and expenses, including, without limitation, stamp and/or mortgage taxes and transfer taxes, if any;

                           (c) all fees and  out-of-pocket  expenses incurred by
                  Lender, including all expenses of Lender and its respective agents and representatives, in connection with any default hereunder, under the Note, or under any other Loan Document or the collection or enforcement thereof;

                           (d) subject to Section 5.17, all fees and expenses of
                  any environmental, engineering, appraisal, construction, insurance or other consultants retained by Lender in connection with the Loan or the administration, enforcement or collection thereof; and

                           (e) all brokers' fees and commissions relative to the
                  Loan, the Properties and any lease or purchase contract affecting same except to the extent any such claims are made solely as a result of any dealings between Lender and any broker, finder or similar person claiming to be entitled to a commission in connection with the Loan, and with whom Borrower has had no dealings in connection with the Loan.

                  7.4.2. All reasonable and actual costs and expenses incurred and payments made by Lender under this Agreement or any of the other Loan Documents from time to time, which are to be paid or reimbursed by Borrower as described herein or in any of the other Loan Documents shall, as and when advanced or incurred by Lender, constitute protective advances evidenced by the Note and secured by the Mortgage and the other Loan Documents to the same extent and with the same effect as if the terms and provisions of this Agreement were set forth therein, whether or not the principal balance of the Note plus such protective advances shall exceed the face amount of the Note. If Borrower shall fail to reimburse or pay to Lender the amount of such protective advances by the applicable due date therefor, interest at the Default Rate shall accrue on such protective advances from the date such protective advances were made by Lender to and including the date that such protective advances are reimbursed or paid to Lender in full together with all such accrued interest thereon.

         Section 7.5 Indemnification.

                           7.5.1. In addition to any other indemnifications provided herein or in the other Loan Documents, Borrower shall protect, defend, indemnify and save harmless the Indemnified Parties from and against all liabilities, obligations, claims, demands, damages, penalties, causes of action, losses, fines, costs, expenses (including, without limitation, reasonable attorneys' fees and disbursements) and Environmental Costs, imposed upon or incurred by or asserted against any Indemnified Party (other than by reason of such Indemnified Party's gross negligence or willful misconduct, provided such gross negligence or willful misconduct is determined to have occurred by a final and unappealable decision of a court of competent jurisdiction) by reason of (a) any funds deposited with Lender, (b) receipt and application of any Receipts or an Indemnified Party's payment or non-payment of costs and expenses of operating the Properties following an Event of Default which continues beyond any applicable grace or cure period; (c) any accident, injury to or death of Persons or loss of or damage to property occurring on or about the Properties or any part thereof or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways; (d) any design, construction, alteration, operation, maintenance, use, nonuse or condition of the Properties or any part thereof or on adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways; (e) any failure on the part of Borrower to perform or comply with any of the terms of this Agreement or any other Loan Document; (f) performance of any labor or services or the furnishing of any materials or other property in respect of the Properties or any part thereof; (g) any failure of the Properties to comply with any Requirements; (h) the presence in, at or under the Properties of any Hazardous Substance, or any release or discharge on or from the Properties of any Hazardous Substance; (i) any representation or warranty made in the Note, the Mortgage, this Agreement or any of the other Loan Documents being false or misleading in any material respect as of the date such representation or warranty was made; (j) except to the extent any such claims are made solely as a result of any dealings between Lender and any broker, finder or similar person claiming to be entitled to a commission in connection with the Loan, and with whom Borrower has had no dealings with in connection with the Loan, any claim by brokers, finders or similar Persons claiming to be entitled to a commission in connection with any Lease or other action involving the Properties or any part thereof; or (k) the claims of any lessee of any portion of the Properties or any person acting through or out of any lessee or otherwise arising out of or as a consequence of any Lease. Any amounts payable to any Indemnified Party by reason of the application of this Section 7.5 shall become immediately due and payable and shall bear interest at the Default Rate from the date any Indemnified Party advances any funds to pay any such loss or damage until paid. The obligations and liabilities of Borrower under this Section 7.5 shall survive any termination, satisfaction, or assignment of this Agreement and the exercise by Lender of any of its rights or remedies hereunder, including, but not limited to, the acquisition of the Properties by foreclosure or a conveyance in lieu of foreclosure.

                           7.5.2 In case any  claim,  action  or  proceeding  (a
                  "Claim") is brought against any Indemnified Parties in respect of which indemnification may be sought by such Indemnified Parties pursuant to Section 7.5.1, such Indemnified Parties shall give notice thereof to Borrower, provided, however, that the failure of such Indemnified Parties to so notify Borrower shall not limit or affect such Indemnified Parties' rights to be indemnified pursuant to Section 7.5.1, except to the extent such failure shall materially and adversely prejudice Borrower's defense of such Claim. Upon receipt of such notice of Claim, Borrower shall, at its sole cost and expense, diligently defend any such Claim with counsel reasonably satisfactory to such Indemnified Parties (it being understood that counsel selected by Borrower's insurance carrier shall be deemed to be acceptable to such Indemnified Parties provided such insurer is an acceptable insurer under this Agreement and the other Loan Documents or otherwise was accepted by Lender as an insurer), which counsel may, without limiting the rights of Indemnified Parties pursuant to the next succeeding sentence of this Section 7.5.2, also represent Borrower in such Claim. In the alternative, Indemnified Parties may elect to conduct their own defense through counsel of their own choosing, and at the expense of Borrower, if (A) such Indemnified Parties reasonably determine that the conduct of its defense by Borrower presents a conflict or potential conflict between Borrower and Lender that would make separate representation advisable or otherwise could be prejudicial to its interests, (B) Borrower refuses to defend or (C) Borrower (or, if applicable, its insurance carrier) shall have failed, in Lender's reasonable judgment, to diligently defend the Claim. Except as provided in the preceding sentence, Borrower shall not be responsible for the fees of counsel for any Indemnified Parties incurred in connection with the indemnification contained in Section 7.5.1. Borrower may settle any Claim against Indemnified Parties without such Indemnified Parties' consent, provided (i) such settlement is without any liability, cost or expense whatsoever to such Indemnified Parties, (ii) the settlement does not include or require any admission of liability or culpability by such Indemnified Parties under any Requirement, whether criminal or civil in nature, and (iii) Borrower obtains an effective written release of liability for such Indemnified Parties from the party to the Claim with whom such settlement is being made, which release must be reasonably acceptable to such

                  Indemnified Parties, and a dismissal with prejudice with respect to all claims made by the party with whom such settlement is being made, with respect to any pending legal action against such Indemnified Parties in connection with such Claim. If Indemnified Parties are conducting their own defense as provided above, Borrower shall be responsible for any good faith settlement of such Claim entered into by such Indemnified Parties upon Borrower's consent. Nothing contained herein shall be construed as requiring any Indemnified Parties to expend funds or incur costs to defend any Claim in connection with the matters for which such Indemnified Parties are entitled to indemnification pursuant to Section 7.5.1.

         Section 7.6 Notices. Any notice, report, demand or other instrument authorized or required to be given or furnished ("Notices") shall be in writing and shall be given as follows: (a) by hand delivery; (b) by deposit in the United States mail as first class certified mail, return receipt requested, postage paid; (c) by overnight nationwide commercial courier service; or (d) by telecopy transmission (other than for notices of default) with a confirmation copy to be delivered by duplicate notice in accordance with any of clauses
(a)-(c) above, in each case, to the party intended to receive the same at the following address(es):

            Lender: Credit Suisse First Boston Mortgage Capital LLC

            Principal Transactions Group
            11 Madison Avenue
            New York, New York 10010
            Attention:  Edmund Taylor
            Re:  Golf Communities/Richard Luftig
            Telecopier: (212) 325-8162
            with copies to: Credit Suisse First Boston Mortgage Capital LLC

            Legal & Compliance Department
            11 Madison Avenue
            New York, New York 10010
            Attention:  Colleen Graham, Esq.
            Re:  Golf Communities/Richard Luftig
            and:    Credit Suisse First Boston Mortgage Capital LLC

            Principal Transactions Group
            11 Madison Avenue
            New York, New York 10010
            Attention:  Richard Luftig
            Re:  Golf Communities
            and:    the Servicer
            or any successor Servicer of the Loan.

            Borrower:       c/o Golf Communities of America
            255 South Orange Avenue
            Firstate Tower, Suite 1515
            Orlando, Florida 32801
            Attention:  Warren J. Stanchina
            Telecopier:     (407) 245-7585
            with a copy to:         Haynes and Boone, L.L.P.

            901 Main Street, Suite 3100
            Dallas, Texas 75202-3780
            Attention:  J. Kirk Standly
            Telecopier:     (214) 651-5940

         Any party may change the address to which any such Notice is to be delivered, by furnishing ten (10) days written notice of such change to the other parties in accordance with the provisions of this Section 7.6. Notices shall be deemed to have been given on the date they are actually received; provided that the inability to deliver Notices because of a changed address of which no Notice was given, or rejection or refusal to accept any Notice offered for delivery shall be deemed to be receipt of the Notice as of the date of such inability to deliver or rejection or refusal to accept delivery. Notice for either party may be given by its respective counsel. Additionally, notice from Lender may also be given by the Servicer.

         Section 7.7 No Oral Modification. Borrower acknowledges that this Agreement, the Mortgage, the Note, and the other Loan Documents and all instruments referred to in any of them can be extended, modified or amended only in writing executed by Lender and Borrower and that none of the rights or benefits of Lender can be waived permanently except in a written document executed by Lender. Borrower further acknowledges Borrower's understanding that no officer or administrator of Lender has the power or the authority from Lender to make an oral extension or modification or amendment of any such instrument or agreement on behalf of Lender.

         Section 7.8 Assignment by Lender.

                  7.8.1 Assignment. Lender may assign (and thereafter, at any time and from time to time, repurchase) all or a portion of its rights and obligations under this Agreement and the other Loan Documents to one or more Persons ("Assignees"; the term "Assignee" or "Assignees" shall, unless otherwise expressly indicated, include Lender) and, upon such assignment to any such Assignee, be released from its rights and obligations as Lender in respect of such portion of the Loan, this Agreement and the other Loan Documents, except that Lender shall not be released from the obligation to make Subsequent Advances hereunder, nor shall such obligation be reduced or diminished, prior to the Outside Funding Date.

                  7.8.2 Participations. Lender and each of the other Assignees may sell participations in the Loan to one or more Persons (collectively, the "Participants"). Notwithstanding such sale, (i) the selling party's obligations to Borrower under this Agreement and the other Loan Documents shall remain unchanged by reason thereof and (ii) the selling party shall remain solely responsible to Borrower for the performance of such obligations. In order to assist Lender in any sales of interests in the Loan, Borrower agrees for itself and agrees to cause the SPE Entity, each Guarantor and the Manager to reasonably cooperate with Lender in connection with any efforts by Lender to obtain one or more Assignees or Participants, to provide additional information and to execute and deliver such further documents, instruments or agreements, in each case, as Lender or any Assignee or Participant may reasonably require.

                  7.8.3 Assignment and Acceptance. From and after the effective date of any assignment to an Assignee (i) the Assignee shall be a party hereto and to each of the other Loan Documents to the extent of the applicable percentage or percentages assigned to such Assignee and, except as otherwise specified herein, shall succeed to the rights and obligations of Lender hereunder in respect of such applicable percentage or percentages, and (ii) Lender shall relinquish its rights and be released from its obligations hereunder and under the Loan Documents accruing after the date of such assignment to the extent of such applicable percentage or percentages. The liabilities of Lender and each of the other Assignees shall be separate and not joint and several. Neither Lender nor any Assignee shall be responsible for the obligations of any other Assignee. Notwithstanding the foregoing, Lender shall not be released from the obligation to make Subsequent Advances hereunder, nor shall such obligation be reduced or diminished, prior to the Outside Funding Date.

                  7.8.4 Other Business. Lender, each Assignee and each Participant and their respective Affiliates may accept deposits from, lend money to, act as trustee under indentures of, and generally engage in any kind of business with, Borrower, any Affiliate of Borrower, any of Borrower's subsidiaries and any Person who may do business with or own interests in or securities of Borrower or any such Affiliate or subsidiary, without any duty to account therefor to each other.

                  7.8.5 Privity of Contract. This Agreement is being entered into by Lender individually and as agent for all present and future Assignees, and privity of contract is hereby created among Lender, all present and future Assignees and Borrower.

                  7.8.6 Availability of Records. Borrower acknowledges and agrees that Lender may provide to any Assignees or prospective Assignees, and that Lender and each of the Assignees may provide to any Participants or prospective Participants, originals or copies of this Agreement, all other Loan Documents and all other documents, instruments, certificates, opinions, insurance policies, letters of credit, reports, requisitions and other materials and information (collectively, "Borrower Information") of every nature or description, and may communicate all oral information, at any time submitted by or on behalf of Borrower, the SPE Entity, the Manager, any Guarantor or any Affiliate of Borrower, the SPE Entity, any Guarantor or the Manager.

         Section 7.9 Severability. In the event that any of the covenants, agreements, terms or provisions contained in the Note, this Agreement, the Mortgage, or in any other Loan Document shall be invalid, illegal or unenforceable in any respect, the validity of the remaining covenants, agreements, terms or provisions contained herein or in the Note, the Mortgage, or in any other Loan Document shall be in no way affected or prejudiced thereby.

         Section 7.10 No Assignment by Borrower. Except as expressly permitted herein, Borrower shall not assign or transfer any of its rights hereunder without the prior written consent of Lender. Any assignment made without Lender's prior written consent shall be void.

         Section 7.11 Governing Law. THIS AGREEMENT WAS NEGOTIATED IN THE STATE OF NEW YORK, AND MADE BY LENDER AND ACCEPTED BY BORROWER IN THE STATE OF NEW YORK, AND THE PROCEEDS OF THE LOAN DELIVERED PURSUANT HERETO WERE DISBURSED FROM THE STATE OF NEW YORK, WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTION EMBODIED HEREBY, AND IN ALL RESPECTS, INCLUDING MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA, EXCEPT THAT AT ALL TIMES THE PROVISIONS FOR THE CREATION, PERFECTION, AND ENFORCEMENT OF THE LIENS AND SECURITY INTERESTS
CREATED PURSUANT HERETO AND PURSUANT TO THE OTHER LOAN DOCUMENTS SHALL BE GOVERNED BY AND CONSTRUED ACCORDING TO THE LAW OF THE STATE IN WHICH THE APPLICABLE INDIVIDUAL PROPERTY IS LOCATED, IT BEING UNDERSTOOD THAT, TO THE FULLEST EXTENT PERMITTED BY THE LAW OF SUCH STATE, THE LAW OF THE STATE OF NEW YORK SHALL GOVERN THE CONSTRUCTION, VALIDITY AND ENFORCEABILITY OF ALL LOAN DOCUMENTS AND ALL OF THE OBLIGATIONS ARISING HEREUNDER OR THEREUNDER. TO THE FULLEST EXTENT PERMITTED BY LAW, BORROWER HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS AGREEMENT AND THE NOTE, AND THIS AGREEMENT AND THE NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK PURSUANT TO * 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

         Section 7.12 Successors and/or Assigns. Subject to the restrictions on transfer and assignment contained in this Agreement and the other Loan Documents, whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and/or assigns of such party, and this Agreement shall inure to the benefit of and shall be binding on the parties hereto, the successors and/or assigns of such party.

         Section 7.13 Entire Contract. This Agreement and the other Loan Documents, including all annexes, schedules and exhibits hereto and all other documents furnished to Lender in connection with this Agreement, constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and thereof and shall supersede and take the place of any other instruments purporting to be an agreement of the parties hereto relating to the transactions contemplated hereby, including, without limitation, any letter of intent or loan commitment letter.

         Section 7.14 Joint and Several Liability. If Borrower consists of more than one Person, the obligations and liabilities of each such Person hereunder and under the other Loan Documents shall be joint and several, subject to the limitations contained in Section 7.20 hereof.

         Section 7.15 Counterparts; Headings. This Agreement may be executed in counterparts, each of which shall constitute an original, and which, when taken together, shall constitute but one instrument. The captions and headings of the various sections of this Agreement are for purposes of reference only and are not to be construed as confining or limiting in any way the scope or intent of the provisions hereof. Whenever the context requires or permits, the singular shall include the plural, the plural shall include the singular, and the masculine, feminine and neuter shall be freely interchangeable.

         Section 7.16 Time of the Essence. Time is of the essence as to Borrower's obligations under this Agreement and the other Loan Documents.

         Section 7.17  Consents.

                  7.17.1.  Any  consent  or  approval  by Lender  in any  single instance shall not be deemed or construed to be Lender's consent or approval in any like matter arising at a subsequent date. Any consent or approval requested of and granted by Lender pursuant hereto or any of the other Loan Documents shall be narrowly construed to be applicable only to Borrower and the matter identified in such consent or approval and no third party shall claim any benefit by reason thereof. Wherever this Agreement, the Mortgage, the Cash Management Agreement or any other Loan Document refers to the consent or approval of Lender, or provides that any document or Person will be satisfactory or acceptable to Lender or words of similar import, (x) such consent or approval may be given or withheld by Lender, and such document or Person must be satisfactory or acceptable to Lender, in its sole and absolute discretion, unless otherwise expressly provided herein or therein and (y) such consent or approval shall not be effective unless given in writing. Wherever this Agreement, the Mortgage, the Cash Management Agreement or any other Loan Document refers to the provision of documents or other items being as Lender may require, provides for the selection by Lender of any Person to provide reports or other items hereunder or thereunder or selection by Lender of any means of determining any matter or otherwise refers to terms and conditions hereof being as Lender deems appropriate, any such requirement, selection or determination of appropriateness shall be made by Lender in its sole and absolute discretion, unless expressly provided otherwise herein or therein. The foregoing provisions are intended to be effective whether or not the applicable provision hereof or of any other Loan Document specifies that the applicable consent, approval or other matter is to be determined by Lender in its "sole and absolute discretion" or words of similar import.

                  7.17.2. Wherever in this Agreement, the Mortgage, the Cash Management Agreement or any other Loan Document, reference is made to any consent or approval not being "unreasonably withheld" or words of similar import, the same shall be deemed to include within its meaning (unless expressly provided otherwise) that if such consent or approval is to be granted, the same will occur within a commercially reasonable period of time. If Borrower believes that Lender has improperly failed to grant its consent or approval (or otherwise improperly failed to act as requested by Borrower as described in Section 7.17.1 (e.g., determined that a document is not acceptable to Lender) hereunder or under the Mortgage, the Cash Management Agreement or any other Loan Document (including, without limitation, by failing to respond within a commercially reasonable period of time) where such consent or approval is required to be given by (or such action which was not taken is in breach of) the terms of this Agreement or such other Loan Document, Borrower's sole remedy shall be to obtain declaratory relief in a final, non-appealable judgment determining such withholding to have been improper, whereupon such consent or approval shall be deemed given (or such other action described in Section 7.17.1 shall be deemed taken), and Borrower hereby waives all claims for damages or set-off resulting from any withholding of consent or approval (or failure to take any other action described in Section 7.17.1) by Lender.

         Section 7.18 No Partnership. Nothing contained in this Agreement, or the other Loan Documents shall be deemed to create an equity investment on the part of Lender, or a joint venture or partnership between Lender and Borrower, it being the intent of the parties hereto that only the relationship of lender and borrower shall exist with respect to the Properties. Borrower agrees that it shall report this transaction for income tax purposes, and file all related tax returns, in a manner consistent with the form of this transaction as a loan.

         SECTION 7.19 WAIVER OF JURY TRIAL. EACH OF BORROWER AND LENDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY AND ALL RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT, THE MORTGAGE, THE CASH MANAGEMENT AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), OR ACTIONS OF BORROWER, ANY OTHER SIGNIFICANT PARTY, THE GUARANTORS OR LENDER RELATING TO THE LOAN, AND THE LENDING RELATIONSHIP WHICH IS THE SUBJECT OF THIS AGREEMENT. THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER MAKING THE LOAN AND ENTERING INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

         Section 7.20 Limited Recourse. Notwithstanding anything to the contrary contained in this Agreement or in any of the other Loan Documents, except as provided otherwise in this Section, neither Borrower nor any direct or indirect member, shareholder, partner, principal, any Affiliate of Borrower, any SPE Entity or any Significant Party, employee, officer, director, agent or representative or Affiliate of any of them (each, a "Related Party") shall have any personal liability for (a) the payment of any sum of money which is or may be payable hereunder or under the Note, or any other Loan Document, including, but not limited to, the repayment of the Indebtedness, or (b) the performance or discharge of any covenants, obligations or undertakings of Borrower hereunder or under any other Loan Document and no monetary or deficiency judgment shall be sought or enforced against Borrower or any Related Party with respect thereto; provided, however, that a judgment may be sought against Borrower to enforce the rights of Lender in, to, or against the Properties, including the Receipts, and all other collateral granted as security under any Loan Document and Lender shall have full recourse to and the right to proceed against the Properties and such other collateral. Notwithstanding the foregoing, nothing contained herein shall (i) impair the validity of the Indebtedness or in any way affect or impair the Lien of the Mortgage, or the right of Lender to enforce any and all rights and remedies under and by virtue of the Note, this Agreement, or any other Loan Document (limited, however, as expressly provided otherwise above), including, without limitation, naming Borrower as a party defendant in any foreclosure action, or (ii) limit Lender from pursuing or seeking to enforce the rights of Lender against any third parties, including any guarantor, indemnitor or surety under any guaranty or indemnity delivered in connection with this Agreement, the Note, or otherwise in connection with the Loan. Additionally, the provisions of this Section 7.20 shall not relieve Borrower from any personal liability for, and each Individual Borrower (as well as the Guarantors, to the extent provided in the Guaranty) shall be fully and personally liable for, any liabilities, costs, losses (including, without limitation, any reduction in value of the Property, or any other collateral securing the Loan, or the loss of any such collateral or Lender's security interest therein), damages, expenses (including, without limitation, reasonable attorneys' fees and disbursements, and court costs, if any), or claims suffered or incurred by Lender (or any Indemnified Party) by reason of or in connection with the following:

                  (a) fraud or misrepresentation by such Individual Borrower, any Related Party or any Guarantor in connection with the Loan;

                  (b) the gross negligence or willful misconduct of such Individual Borrower;

                  (c)  physical  waste  of  the  Individual   Property  of  such
         Individual Borrower;

                  (d) the breach of any representation, warranty, covenant or indemnification provision in the Environmental Indemnification Agreement or in this Agreement concerning Environmental Laws or Hazardous Substances with respect to the Individual Property of such Individual Borrower;

                  (e) the removal or disposal of any portion of the Individual Property of such Individual Borrower in violation of the Loan Documents or after an Event of Default;

                  (f) the misapplication or conversion by such Individual Borrower of (i) any insurance proceeds paid by reason of any loss, damage or destruction to the Property, (ii) any awards or other amounts received in connection with the condemnation of all or a portion of the Property, (iii) any Receipts or (iv) any monies held in or paid out from any account (including any reserve or escrow) maintained under this Agreement, the Cash Management Agreement or any of the other Loan Documents;

                  (g) failure of such Individual Borrower to pay charges for labor or materials or taxes or other charges that can create liens on any portion of the Property to the extent funds are available from the operation of the Individual Property of such Individual Borrower;

                  (h) failure of such Individual Borrower to deliver to Lender any security deposits collected with respect to the Individual Property of such Individual Borrower upon a foreclosure of the Property or action in lieu thereof, except to the extent any such security deposits were applied in accordance with the terms and conditions of any of the Leases prior to the occurrence of the Event of Default that gave rise to such foreclosure or action in lieu thereof;

                  (i) any damage or destruction of the Individual Property of such Individual Borrower or any part thereof due to fire or other casualty to the extent not covered by insurance required hereby but only to the extent the same would have been covered by insurance if such Individual Borrower had obtained and maintained the insurance coverage required under this Agreement, and

                  (j) the cost of enforcement of any of Lender's rights or remedies hereunder or under any Guaranty or any of the other Loan Documents or costs incurred in any bankruptcy or similar proceeding which may be brought by or against Borrower.

         Notwithstanding  anything to the contrary in any of the Loan  Documents
(i) Lender shall not be deemed to have waived any right which Lender may have under Section 506(a), 506(b), 1111(b) or any other provisions of the U.S. Bankruptcy Code to file a claim for the full amount of the Indebtedness secured by the Mortgage or to require that all collateral shall continue to secure all of the Indebtedness owing to Lender in accordance with the Loan Documents, and
(ii) the Indebtedness shall become fully recourse to Borrower in the event that:
(A) the first full monthly payment of principal and interest under the Note is not paid when due; (B) any Individual Borrower violates the provisions of
Article 9 of this Agreement or fails to maintain its status as a single purpose entity in accordance with the provisions of this Agreement; (C) any violation of Sections 5.2 or 5.3 of this Agreement or failure to obtain the prior written consent of Lender to any subordinate financing or other voluntary lien encumbering all or any portion of the Property as required by this Agreement;
(D) any violation of Sections 5.1 or 5.7 of this Agreement or failure to obtain the prior written consent of Lender to any assignment, transfer, or conveyance of all or any portion of the Property or any interest therein as required by this Agreement; (E) all or any material portion of the Property shall be forfeited by reason of criminal activity by any Individual Borrower or a Related Party; (F) a receiver, liquidator or trustee of Borrower or a Guarantor shall be appointed or if any Individual Borrower or a Guarantor shall be adjudicated a bankrupt or insolvent, or if any petition for federal bankruptcy, reorganization or arrangement pursuant to federal bankruptcy law, or any similar federal or state law, shall be filed by, consented to, or acquiesced in by, any Individual Borrower or a Guarantor or if any proceeding for the dissolution or liquidation of any Individual Borrower or the Guarantor shall be instituted by any Individual Borrower or Guarantor or any Related Party or (G) following an Event of Default, any Individual Borrower, Guarantor or any Related Party delays, hinders or interferes in any material respect with Lender's pursuit of any of its rights or remedies under the Note, this Loan Agreement, the Mortgage or any of the Loan Documents.

         Section 7.21 Limitation on Liability. In no event shall Lender be liable to Borrower for consequential damages, whatever the nature of a breach by Lender of its obligations under this Agreement or any of the other Loan Documents and Borrower for itself and all Related Parties hereby waives all claims for consequential damages.

         Section 7.22 Jurisdiction, Venue, Service of Process. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK, NEW YORK COUNTY OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK IN WHICH THE PROPERTIES IS LOCATED. BORROWER HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS. BORROWER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO BORROWER AT ITS ADDRESS FOR NOTICES PURSUANT TO SECTION 7.6 HEREOF. BORROWER HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT, THE MORTGAGE, OR ANY OTHER LOAN DOCUMENT BROUGHT IN THE COURTS REFERRED TO ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. NOTHING CONTAINED HEREIN SHALL AFFECT THE RIGHT OF LENDER TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST BORROWER IN ANY OTHER JURISDICTION.

         Section 7.23 Appointment of Agent for Service of Process. Each Individual Borrower hereby designates the Secretary of State of the State in which such Individual Borrower was organized as its agent to accept service of process in any action or proceeding arising under or in connection with this Agreement, the Mortgage, and the other Loan Documents.

         Section 7.24 Rule of Construction. This Agreement and the other Loan Documents shall not be construed more strictly against one party than against the other, merely by virtue of the fact that it may have been prepared by counsel for one of the parties, it being recognized that both Lender and Borrower have contributed substantially and materially to the preparation of this Agreement and the other Loan Documents.

         Section 7.25 Further Assurances.

                   7.25.1  Borrower  will,  at its sole  cost and  expense,  do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered all such further acts, conveyances, notes, mortgages, assignments, security agreements, financing statements and assurances as Lender shall from time to time require or deem advisable
         (v) to carry into effect the purposes of this Agreement and the other Loan Documents, (w) for the better assuring, conveying, mortgaging, assigning and confirming unto Lender of all property and rights mortgaged, granted, bargained, alienated, confirmed, pledged, hypothecated, conveyed or assigned by this Agreement, or any of the other Loan Documents or property intended now or hereafter to be, or which Borrower may be or may hereafter become bound to convey or assign to Lender, (x) for facilitating the placement of a Loan Interest in a Loan Pool as described in Section 7.26 below, (y) for the perfection of any such lien or security interest granted herein or in the other Loan Documents and (z) for the better assuring and confirming of all of Lender's rights, powers and remedies hereunder. Borrower, on demand, will execute and deliver and hereby authorizes Lender to execute in the name of Borrower or without the signature of Borrower to the extent Lender may lawfully do so, one or more financing statements, chattel mortgages or other instruments, to evidence more effectively the security interest of Lender in the Properties and the other collateral under the Loan Documents.

                   7.25.2 Borrower forthwith upon the execution and delivery of this Agreement and thereafter, from time to time, will cause the Mortgage and any security instrument creating a Lien or security interest or evidencing the Lien of the Mortgage and the other applicable Loan Documents upon the Properties or other property and each instrument of further assurance to be filed, registered or recorded in such manner and in such places as may be required by any present or future Legal Requirement in order to publish notice of and fully to protect the Lien or security interest of, and the priority of, the Mortgage and the other Loan Documents upon, and the interest of Lender in, the Properties or other applicable property. Borrower will pay all filing, registration or recording fees, and all expenses incident to the foregoing and all taxes, duties, assessments and charges of any Governmental Authority arising out of or in connection with the execution and delivery of the Mortgage, any other security instrument, any instrument of further assurance or any other Loan Document. Upon Lender's request, Borrower shall, from time to time, furnish Lender with evidence reasonably satisfactory to Lender that such property is free of Liens and security interests (except as permitted hereunder), including searches of applicable public records.

                   7.25.3 Upon any failure by Borrower to do so, Lender may make, execute, record, file, re-record or refile any and all such mortgages, instruments, certificates and documents for and in the name of Borrower, and Borrower hereby irrevocably appoints (which appointment is coupled with an interest and with full power of substitution) Lender the agent and attorney-in-fact of Borrower to do so; and Borrower shall reimburse Lender, on demand, for all costs and expenses (including reasonable attorneys' fees) incurred by Lender in connection therewith. Upon foreclosure, the appointment of a receiver or any other relevant action, Borrower will, at Borrower's sole cost and expense, cooperate fully and completely to effect the assignment or transfer of any Permit, agreement or any other right necessary or useful to the operation of the Properties and shall deliver to Lender all books and records relating to the Properties.

         Section 7.26 Placement of Loan.

                   7.26.1 Borrower acknowledges that Lender, any Assignee or any Participant (each of Lender, such Assignee or Participant is called a "Placement Party") may elect to place the Loan, or its participation interest, as the case may be (whichever of the Loan or such participation is to be so placed is called the "Loan Interest") in a pool of loans, participation interests and/or notes secured by or dependent on the cash flow of mortgage loans, which will constitute security for a rated securities offering (such pool is called a "Loan Pool"; such rated securities being the "Securities" and such offering being a "Securitization").

                  7.26.2 At the request of Lender, Borrower will use commercially reasonable efforts to satisfy the market standards to which Lender customarily adheres or which may be required in the marketplace or by the Rating Agencies in order to enable a Placement Party to place a Loan Interest in a Loan Pool, including, without limitation, to:

                           (a) structure and maintain its organizational, operational and financial affairs and those of its Affiliates (collectively, the "Entities") as special-purpose bankruptcy-remote entities to enable its counsel to render a reasoned opinion customarily given in securitization transactions that upon a petition for bankruptcy under the bankruptcy code, none of the Entities as a debtor in possession nor its bankruptcy trustee or creditors could cause a court to order the substantive consolidation of the assets and liabilities of any such entities with those of the Borrower or the SPE Entity, which counsel shall be reasonably satisfactory to, and which opinions or memoranda shall be satisfactory to, Lender and the Rating Agencies;

                           (b) provide such financial and other information with
                  respect to the Properties, the Manager and the Entities as may be reasonably requested by Lender or the Rating Agencies or annual rating reviews for the Properties prepared by a firm of certified public accountants reasonably acceptable to Lender and the Rating Agencies (Lender acknowledges that the Approved Accountant is an accounting firm acceptable to Lender);

                           (c) prepare and deliver such agreements and instruments relating to the Note, the Loan Interest, the Property and the Entities, including (A) agreements to indemnify the Rating Agencies, Lender and any servicer or trustee (except to the extent that any requested indemnification for any loss, claim, damage, cost, expense or liability results solely from the negligent or willful, or with respect to Lender, grossly negligent or willful, acts or omissions by such indemnified party in performing the duties, functions and activities undertaken by it in connection with the placement of the Loan Interest in a Loan Pool, including, without limitation, any failure by such indemnified party or parties to comply with all applicable securities laws and regulations) and (B) amendments of any of the Loan Documents that are necessary to effect the placement of the Loan Interest in a Loan Pool, as may be reasonably requested by, and in form and scope reasonably satisfactory to, Lender and the Rating Agencies; provided, however, that such amendments shall not without the consent of the Borrower affect the terms and conditions of the Note, or any other material business term of, or material obligation of the Borrower under, the Loan Documents;

                           (d) cause to be performed such site inspections, appraisals, market studies, environmental reviews and reports (Phase I assessments and, where appropriate, Phase II), Engineer's Reports and other due diligence investigations of the Properties customarily and reasonably requested by Lender or the Rating Agencies in connection with the placement of the Loan Interest in a Loan Pool and the rating of any securities issues in connection therewith;

                           (e)  provide   business  plans,   budgets  and  title
                  insurance (including surveys) relating to the Properties as may be reasonably requested by Lender or the Rating Agencies;

                           (f) cause counsel to render opinions as to "true sale" and bankruptcy remoteness and other matters customary in securitization transactions with respect to the Property, the Entities, the Loan Interest and the Loan Documents, which counsel shall be reasonably satisfactory to, and which opinion shall be satisfactory to, Lender and the Rating Agencies; provided, that Borrower shall not be responsible for providing a "true sale" opinion that relates solely to the sale by Lender of the Loan or a Loan Interest into a Loan Pool; and

                           (g) make the representations and warranties contained
                  in the Loan Documents as of the date of the closing of the transfer of the Loan Interest to the extent such representations and warranties may be truthfully made and make such other representations with respect to the Property, the Entities, the Loan Interest and the Loan Documents as are customarily provided in securitization transactions and as may be reasonably requested by Lender or the Rating Agencies in connection with such closing to the extent such representations and warranties may be truthfully made.

                  7.26.3 At Lender's request, Borrower shall cooperate with Lender's preparation of a private placement memorandum or registration statement and amendments and supplements thereto (the "Disclosure Document") to privately place or publicly distribute the Note or the Loan Interest or securities issued in connection therewith in a manner that satisfies the requirements of the Securities Act of 1933, as amended (the "Securities Act"), the Securities and Exchange Act of

         1934, as amended (the "Exchange Act") and applicable state Requirements. At the time of Lender's preparation of such Disclosure Document, Borrower shall execute and deliver to Lender and any underwriter or placement agent an instrument (a "Securitization Indemnification") (in form and substance reasonably satisfactory to Lender)

                  (i) certifying as to the veracity in all material respects of all written information that it supplied and was incorporated in such Disclosure Document and

                  (ii) indemnifying and holding each of them and any Person who controls any of them within the meaning of Section 15 of the Securities Act or Section 70 of the Exchange Act (each, an "Securitization Indemnified Party") harmless against all costs, expenses and damages incurred by any Securitization Indemnified Party as a result of any untrue statement of a material fact made or supplied by Borrower as contained in such Disclosure Document or the failure by Borrower (after receipt of a draft of the Disclosure Statement) to specify for inclusion in the Disclosure Document any material fact regarding Borrower (or any member or partner thereof), the Property or the Loan necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, but only to the extent that such statement of material fact is made in reliance upon and in conformity with written information Borrower furnished for use therein or the omission of such a material fact is based upon Borrower's failure to specify such material fact or upon Borrower's furnishing inaccurate information that shows that such material fact is not material. If Lender (or a placement agent or underwriter acting on behalf of Lender) shall deliver a draft of the Disclosure Document to Borrower for its review, Borrower shall provide Lender (or the placement agent or underwriter acting on behalf of Lender) with its comments, if any, on such Disclosure Document as soon as practicable, but in all events within fifteen (15) days after receipt thereof, in the case of the first draft of such Disclosure Document, and within five (5) Business Days after receipt of any subsequent draft of such Disclosure Document. If in connection with such review, Borrower advises Lender of the existence of a fact regarding Borrower (or any member or partner thereof), the Properties or the Loan and advises Lender that it deems such fact material, Lender shall include such fact in the Disclosure Document or shall waive the rights of the Indemnified Parties with respect to such fact. Upon receipt of the Securitization Indemnification, Lender shall execute and deliver to Borrower an instrument (in form and substance reasonably satisfactory to Borrower) indemnifying and holding Borrower harmless against all costs, expenses and damages incurred by it as a result of the preparation or distribution of, and any untrue statement of a material fact contained in, such Disclosure Document or the failure to include therein any material fact in order to make the statements made therein, in light of the circumstances under which they were made, not misleading; provided, however, that such indemnification shall not apply if any such costs, expenses or damages arise out of or are based upon an untrue statement of a material fact or an omission to state a material fact in such Disclosure Document made in reliance upon and in conformity with written information furnished by Borrower expressly for use therein or (after receipt of a draft of the Disclosure Statement) the omission of a material fact concerning Borrower (or any member or partner thereof), the Properties, the Loan (other than the express terms of the Loan Documents) necessary to make the statements in the Disclosure Statement not misleading. Borrower shall notify Lender if, in Borrower's opinion, it is necessary to amend or supplement such Disclosure Document at any time in order that such Disclosure Document does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. Lender shall prepare as soon as may be reasonably practicable an amendment or supplement to such Disclosure Document correcting such statement or omission. At the request of Lender, in connection with any sale of the Note or any Loan Interest, Borrower shall confirm, as of the date of such sale, that such Disclosure Document, as it may be so amended or supplemented, does not contain any untrue statement of a material fact concerning Borrower, the Properties or the Loan or omit to state a material fact concerning Borrower, the Properties or the Loan necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  7.26.4 It is expressly understood hereunder that in connection with the placement of any Loan Interest in a Loan Pool, Lender intends to transfer the Loan Interest to a trustee which shall hold such Loan Interest for the benefit of the holders of the interests in the Loan Pool. In connection therewith, Borrower shall execute and deliver or cause to be executed and delivered, all such additional instruments, and do, or cause to be done, all such additional acts as (i) may be reasonably necessary or proper to carry out such transfer, including, without limitation, the delivery of such instruments and documents, including assignments of mortgage (and similar documents), assignments of Loan Documents, re-certifications of surveys with respect to the Properties, and the delivery of such Lender's title insurance endorsements in favor of the trustee as may be reasonably required to confirm and/or evidence the transfer to the trustee of the title insurance issued to Lender in respect of the Properties or, the Mortgage, including payment of all fees, title insurance premiums and other insurance premiums in connection therewith or (ii) Lender may reasonably request.

                  7.26.5 Lender shall be permitted to share any information provided by Borrower pursuant to this Section 7.26 in connection with the placement of a Loan Interest in a Loan Pool with the investment banking firms, Rating Agencies, accounting firms, law firms and other third-party advisory firms involved with any transfer of the Loan, the Loan Documents or the applicable Securitization. It is understood that the information provided by Borrower to Lender may ultimately be incorporated into the offering documents for the Securitization and thus various investors may also see some or all of the information.

                  7.26.6 Borrower acknowledges that any transfer of the Loan or the placement of the Loan Interest in a Loan Pool may occur at any time during the term of this Agreement and the provisions of this Section
         7.26 shall be applicable throughout the term of the Loan.

         Section 7.27 Servicer. At the option of Lender, the Loan may be serviced by a Servicer selected by Lender and Lender may delegate all or any portion of its responsibilities under this Loan Agreement and the other Loan Documents to the Servicer pursuant to a servicing agreement between Lender and Servicer. Borrower shall pay (a) any set-up fees or other initial costs relating to or arising under such servicing agreement, (b) a monthly servicing fee due to the Servicer in an amount not to exceed 0.2% per annum of the outstanding principal balance of the Loan and (c) the fees of the Servicer in accordance with the customary fees then charged by the Servicer for services requested by Borrower, as such fees are established from time to time. Any action taken by such Servicer or other agent on behalf of Lender hereunder or under any other Loan Document shall have the same force and effect as if taken by Lender.

ARTICLE VIII.  SPECIAL PROVISIONS

         Section 8.1 Deposits for Tax and Insurance Premiums. In order to assure the payment of Taxes and premiums with respect to all insurance coverage required pursuant to Paragraph 7 of the Mortgage (collectively, "Insurance Premiums") as and when the same shall become due and payable, the following provisions shall apply:

                  8.1.1 On the date hereof, Borrower shall deposit with Lender the sum set forth on Exhibit K hereto as the Tax and Insurance Deposit to be held in an account maintained at a bank designated by Lender and pledged to Lender as additional collateral for the Loan, all as more particularly described in the Cash Management Agreement, and referred to therein as the "Tax and Insurance Impound Fund Account" (the "Tax and Insurance Escrow Account"). Thereafter, on each Payment Date, Borrower shall pay to Lender, in immediately available funds for deposit into the Tax and Insurance Escrow Account an amount equal to one-twelfth (1/12) of the Taxes and Insurance Premiums to become due during the period commencing on the first day of the first month following such Payment Date and ending twelve (12) months following such first day. In all cases there must be paid hereunder to be deposited and held in the Tax and Insurance Escrow Account, an amount sufficient to pay such Taxes and Insurance Premiums, one month prior to the date when they are due and payable. The amounts of such deposits with respect to Taxes and Insurance Premiums (herein collectively called "Tax and Insurance Deposits") shall be based upon Lender's good faith estimate as to the amount of Taxes and Insurance Premiums. Borrower shall promptly, upon the demand of Lender, make additional Tax and Insurance Deposits as Lender may from time to time reasonably require due to

                           (i) failure of Borrower to make Tax and Insurance Deposits in previous months,

                           (ii) underestimation of the amounts of Taxes and/or Insurance Premiums,

                           (iii) the  particular  due dates and amounts of Taxes
                  and/or Insurance Premiums, or (iv) application of the Tax and Insurance Deposits pursuant to this Agreement. All Tax and
                  Insurance Deposits shall be held by Lender in the Tax and Insurance Escrow Account and invested and applied as provided in the Cash Management Agreement.

                  8.1.2 Provided no Event of Default has then occurred and is continuing, Lender will, out of the funds in the Tax and Insurance Escrow Account (provided such funds are sufficient for such purpose), upon the presentation to Lender by Borrower of the bills therefor, pay the Taxes and Insurance Premiums or will, upon the presentation of official receipted bills therefor, reimburse Borrower for such payments made by Borrower. If the total of all funds in the Tax and Insurance Escrow Account shall not be sufficient to pay all of the Taxes and Insurance Premiums when the same shall become due, then Borrower shall pay to Lender on demand the amount necessary to make up the deficiency. Lender shall be entitled, without request of Borrower, but, prior to an Event of Default upon two (2) Business Days notice to Borrower, to apply any funds in the Tax and Insurance Escrow Account to the payment of any Taxes (other than any Taxes which Borrower has notified Lender that it is contesting and such contest is then permitted under the Mortgage) and Insurance Premiums which have become due and have not yet been paid. Borrower and Lender acknowledge and agree that Borrower shall not be in default under the Mortgage for failure to pay Taxes or Insurance Premiums, if such failure arises by reason of Lender's failure to comply with its agreement contained in this Section 8.1.2.

                  8.1.3 Upon the occurrence and during the continuance of an Event of Default, Lender may, at its option, without being required to do so, apply any Tax and Insurance Deposits on hand to pay Taxes, Insurance Premiums or to pay principal, interest and other amounts payable to Lender hereunder or under the other Loan Documents, all in such order and manner as Lender, in its sole discretion, may elect. When the principal and interest under the Note and all prepayment premiums, if any, in connection therewith and all other Obligations have been fully and properly paid, any remaining Tax and Insurance Deposits shall be returned to Borrower.

                  8.1.4 Lender shall be absolutely entitled to rely on any statements of any Governmental Authority with respect to Taxes and any statement of Borrower's insurance carrier or its agent with respect to Insurance Premiums.

                  8.1.5 Borrower and Lender  acknowledge that Borrower shall not be in default hereunder in its obligation to make the Tax and Insurance Deposit on any Payment Date, to the extent funds are available to make such deposit from monies deposited in the Cash Collateral Account during the applicable Collection Period after applying such funds to any item with a higher priority than such application to the Tax and Insurance Escrow Account in accordance with the terms of the Cash Management Agreement. Any transfer of funds from the Cash Collateral Account to the Tax and Insurance Escrow Account shall satisfy Borrower's obligation hereunder to make the corresponding Tax and Insurance Deposit, to the extent of the funds so transferred.

                  8.1.6 No provision of this Agreement, the Mortgage or any other Loan Document shall be construed as creating in any party other than Borrower and Lender (and the Servicer), any rights in and to the Tax and Insurance Deposits or any rights to have the Tax and Insurance Deposits applied to payment of Taxes and Insurance Premiums. Lender shall have no obligation or duty to any third party to collect Tax and Insurance Deposits.

         Section 8.2 Replacement Reserve Fund.

                  8.2.1 For purposes hereof, the term "Replacement Revenue Contribution" shall mean the lesser of (i) the sum set forth on Exhibit K hereto as the Replacement Reserve Contribution per month and (ii) the amount, if any, by which the balance in the Replacement Reverse Account (as hereinafter defined) shall be less than the sum set forth on Exhibit K hereto as the Replacement Reserve Cap.

                  8.2.2 Borrower shall pay to Lender on each Payment Date an amount equal to the Replacement Reserve Contribution for deposit into an account maintained at a bank designated by Lender and pledged to Lender as additional collateral for the Loan, all as more particularly described in the Cash Management Agreement, and referred to therein as the "Replacement Escrow Fund Subaccount" (the "Replacement Reserve Account").

                  8.2.3 Provided that no Event of Default shall exist  hereunder and be continuing, Lender shall disburse funds from the Replacement Reserve Account to Borrower to pay the costs of Replacements (as hereinafter defined) which, in the reasonable, good faith opinion of Lender, are necessary or desirable for the Properties. Such disbursements shall be made within ten (10) Business Days after receipt of (i) a request by Borrower describing the costs for which such disbursement  is  requested  and  the  amount  sought,  (ii)  invoices, receipts and/or other evidence reasonably satisfactory to Lender evidencing that such costs are payable and that the work to which such costs relate has been completed, (iii) lien waivers or other evidence reasonably satisfactory to Lender that all materialmen, laborers, subcontractors or other parties who could claim any statutory or common law lien against the Property in connection with such Replacement and who are being paid from such disbursement have been (or will, upon such disbursement, be) fully paid for all labor or materials furnished to date and have waived any such lien, (iv) for disbursement requests relating to a Replacement which shall cost in excess of $75,000 for any Individual Property, the certification of an architect or other third party reasonably acceptable to Lender verifying that the portion of the Replacement for which disbursement is sought has been completed in accordance with plans approved by Lender, if any, and the cost thereof and (v) for final disbursement requests relating to a Replacement which shall cost in excess of $75,000 for any Individual Property, a new certificate of occupancy for the portion of the Improvements affected by such Replacement, if such new certificate of occupancy is required, or a certification by Borrower that no new certificate of occupancy is required. Lender may retain ten percent (10%) of the amount of any disbursements requested hereunder and shall disburse such retained amounts to Borrower in accordance herewith upon completion of the Replacement to which such retainage relates. Lender shall not be obligated to make disbursements from the Replacement Reserve Account more frequently than once in any thirty (30) day period. In addition, Lender shall not be obligated to disburse any funds from the Replacement Reserve Account for a Replacement if, in the reasonable, good faith opinion of Lender, the balance in the Replacement Reserve Account shall be insufficient to pay for such Replacement.

                  8.2.4 If an Event of Default has occurred and is continuing hereunder, Lender may apply all amounts on deposit in the Replacement Reserve Account to the Indebtedness in such order, priority and proportions as Lender in its discretion shall deem proper.

                  8.2.5 For purposes hereof, "Replacement" shall mean repairs, replacements and improvements to the Properties in the ordinary course of operating such Properties which would, for federal income tax purposes, be included in the cost of such Properties, excluding the Required Work.

                  8.2.6 Nothing contained in this paragraph shall limit the obligation of Borrower to perform any work or otherwise to repair and maintain the Properties in accordance with the Mortgage or any other Loan Document or shall be deemed approval by Lender of any work otherwise requiring the approval of Lender under the Mortgage or any other Loan Document. The Replacement Reserve Account shall not constitute a trust fund and may not be commingled with other monies held by Lender. Upon assignment of the Note and the Mortgage by Lender in their entirety, Lender's security interest in, and all other right, title and interest of Lender in and to, the funds in the Replacement Reserve Account shall be transferred and assigned to the assignee and Lender shall have no further obligation with respect thereto.

         Section 8.3  Interest Reserve.

                  8.3.1 On the date hereof, Borrower shall deposit with Lender the sum set forth on Exhibit K hereto as the Interest Reserve to be held in an account maintained at a bank designated by Lender and pledged to Lender as additional collateral for the Loan (the "Interest Reserve Account"). The Interest Reserve Account shall be an interest-bearing account and all interest earned thereon shall become part of the Interest Reserve Account for the benefit of Borrower.

                  8.3.2 Provided that no Event of Default shall then exist and be continuing, if, on any Payment Date, the amount then on deposit in the Monthly Debt Service Subaccount (as defined in the Cash Management Agreement), minus the amount, if any, due under Section 8.7.3 hereof, shall be less than the amount of interest then due under the Note, Lender shall disburse the amount of such deficiency from the Interest Reserve Account to pay such interest. Any such amounts so disbursed shall be deemed paid by Borrower and Borrower shall not be deemed to have failed to pay such interest for the purposes of Section 6.1.1 by reason thereof.

                  8.3.3 If an Event of Default has occurred and is continuing hereunder, Lender may apply all amounts on deposit in the Interest Reserve Account to the Indebtedness in such order, priority and proportions as Lender in its discretion shall deem proper.

                  8.3.4 Nothing contained in this paragraph shall limit the obligation of Borrower to pay interest or other amounts due under the Note or any other Loan Document. The Interest Reserve Account shall not constitute a trust fund and may not be commingled with other monies held by Lender. Upon assignment of the Note and Mortgage by Lender in their entirety, Lender's security interest in, and all other right, title and interest of Lender in and to, the funds in the Interest Reserve Account shall be transferred and assigned to the assignee and Lender shall have no further obligation with respect thereto.

         Section 8.4  Approved Budget.

                  8.4.1 The term "Approved Budget" shall mean, upon approval by Lender, which approval shall not be unreasonably withheld, conditioned or delayed, Borrower's proposed operating budget for the Properties, which sets forth the estimated Operating Expenses to be incurred in connection with the Properties for each month of the applicable calendar year.

                  8.4.2  Borrower  shall  deliver to Lender not later than sixty
         (60) days prior to the commencement of each calendar year a proposed operating budget in form satisfactory to Lender setting forth in reasonable detail budgeted monthly operating income and monthly operating capital and other expenses for the Properties. Lender shall have the right to approve such budget, which approval shall not be unreasonably withheld, conditioned or delayed.

                  8.4.3 If Lender shall object to the proposed budget submitted by Borrower, Lender shall advise Borrower of such objections within fifteen (15) days after receipt thereof (and deliver to Borrower a reasonably detailed description of such objections) and Borrower shall within ten (10) days after receipt of notice of any such objections revise such budget and resubmit the same to Lender. Lender shall advise Borrower of any objections to such revised budget within ten (10) days after receipt thereof (and deliver to Borrower a reasonably detailed description of such objections) and Borrower shall revise the same in accordance with the process described in this subparagraph until the Lender approves a budget, provided, however, that if Lender shall not advise Borrower of objections to a proposed budget within the time period set forth in this paragraph, then such proposed budget shall be deemed approved by Lender.

                  8.4.4 Borrower shall operate the Properties in accordance with the Approved Budget and shall not enter into any contracts or other agreements nor expend any funds not provided for therein, other than expenditures required to be made by reason of the occurrence of an emergency (i.e., an unexpected event which threatens imminent harm to persons or property at the Properties) and with respect to which it would be impracticable, under the circumstances, to obtain Lender's prior consent thereto. Notwithstanding the foregoing, Borrower shall notify Lender as promptly as practicable with respect to any such emergency expenditures made.

                  8.4.5 In the event that there shall not be an Approved Budget with respect to a calendar year prior to the commencement thereof, then the most recent Approved Budget (subject to any increases required by reason of increases in non-discretionary expenses such as real estate taxes and utility costs) shall continue to be the Approved Budget.

         Section 8.5  Working Capital Reserve.

                  8.5.1 On the date hereof, Borrower shall deposit with Lender the sum set forth on Exhibit K hereto as the Working Capital Reserve to be held in an account maintained at a bank designated by Lender and pledged to Lender as additional collateral for the Loan (the "Working Capital Reserve Account"). The Working Capital Reserve Account shall be an interest-bearing account and all interest earned thereon shall become part of the Working Capital Reserve Account for the benefit of Borrower.

                  8.5.2 Provided that no Event of Default shall then exist and be continuing, if, on any Payment Date, (a) the amount then on deposit in the Tax and Insurance Impound Account (as defined in the Cash Management Agreement) shall be less than the amount required to be deposited in the Tax and Insurance Escrow Account on such Payment Date in accordance with Section 8.1 hereof, (b) the amount then on deposit in the Replacement Escrow Fund Subaccount (as defined in the Cash Management Agreement) shall be less than the amount required to be deposited in the Replacement Reserve Account on such Payment Date in accordance with Section 8.2 hereof, or (c) the amount then on deposit in the Operating Expense Subaccount (as defined in the Cash Management Agreement) shall be less than the Budgeted Expenses (as defined in the Cash Management Agreement) for the month in which such Payment Date shall occur, Lender shall disburse the amount of any such deficiency from the Working Capital Reserve Account and deposit such amount on the Payment Date to the account or accounts in which such deficiency shall exist in the order set forth above.

                  8.5.3 In addition, provided that no Event of Default shall exist hereunder and be continuing, Lender shall disburse funds from the Working Capital Reserve Account to Borrower to pay the costs of Operating Expenses incurred by Borrower in any period in excess of the Budgeted Expenses for such period. Such disbursements shall be made within ten (10) Business Days after receipt of (i) a request by Borrower describing the Operating Expenses for which such disbursement is requested and the amount sought, (ii) the Financial Statements required hereunder for such period and (iii) invoices, receipts and/or other evidence reasonably satisfactory to Lender evidencing that such Operating Expenses are payable. Lender shall not be obligated to make disbursements from the Working Capital Reserve Account under this
         Section 8.5.3 more  frequently  than once in any calendar  month thirty
         (30) day period.

                  8.5.4 If an Event of Default has occurred and is continuing hereunder, Lender may apply all amounts on deposit in the Working Capital Reserve Account to the Indebtedness in such order, priority and proportions as Lender in its discretion shall deem proper.

                  8.5.5 Nothing contained in this paragraph shall limit the obligation of Borrower to pay interest or other amounts due under the Note or any other Loan Document. The Working Capital Reserve Account shall not constitute a trust fund and may not be commingled with other monies held by Lender. Upon assignment of the Note and Mortgage by Lender in their entirety, Lender's security interest in, and all other right, title and interest of Lender in and to, the funds in the Working Capital Reserve Account shall be transferred and assigned to the assignee and Lender shall have no further obligation with respect thereto.

         Section 8.6  Right of First Refusal to Provide Permanent Financing.

                  8.6.1 Offer. In the event that any Individual Borrower obtains a bona fide commitment from a third party to provide Permanent Financing to be secured by all or any portion of an Individual Property, or such third party provides a term sheet to such Individual Borrower containing all of the material terms of such Permanent

         Financing, or such Individual Borrower otherwise desires to close any such Permanent Financing (any of the foregoing being hereinafter referred to as the "Offer"), then, such Individual Borrower shall deliver to Lender written notice of Individual Borrower's intent to close such Permanent Financing, together with a copy of the commitment, term sheet or any other documents and instruments setting forth the material terms of such Permanent Financing or, if delivery of any such documents is prohibited by the terms thereof, such other documentation as Lender shall deem sufficient evidence of such Offer.

                  8.6.2 Notice from Lender. Lender shall have ten (10) days from the date of receipt of all of the information required to be delivered to Lender under Section 8.6.1 above (the "Offer Period"), to notify such Individual Borrower in writing of Lender's interest in providing the Permanent Financing on the same material terms and conditions as are set forth in the Offer and which are no less favorable to such Individual Borrower than those contained in the Offer. If Lender gives notice to such Individual Borrower during the Offer Period that Lender does not desire to provide the Permanent Financing, or if Lender fails to respond within the Offer Period, such Individual Borrower shall have one hundred and twenty (120) days from the date of receipt by such Individual Borrower of such notice from Lender or the expiration of the Offer Period if Lender fails to respond, as the case may be (the "Closing Period"), to close the Permanent Financing on the same material terms as contained in the Offer.

                  8.6.3 Closing. If Lender notifies such Individual Borrower in writing during the Offer Period that Lender is interested in providing the Permanent Financing, Lender and such Individual Borrower shall have thirty (30) days (or such longer period of time as is necessary under the circumstances if Individual Borrower is acting in good faith) from the date of such Individual Borrower's receipt of such written notice from Lender to agree upon the terms and conditions of and close such transaction and the documentation thereof, which shall be in all material respects the same as the terms and conditions of the Offer, to the extent the same are specified in the Offer, except that any loan documents to be executed in connection with such Permanent Financing shall be substantially identical in all material respects to the Loan Documents, except to the extent inconsistent with the terms of the Offer.

                  8.6.4 Failure to Close. If such Individual Borrower fails to close the Permanent Financing with the third party lender prior to the expiration of the Closing Period, such Individual Borrower shall be required to make a new offer to Lender in accordance with the provisions of this Section 8.6 before such Borrower accepts any Permanent Financing from any other party.

                  8.6.5 Compliance with Offer. Any Permanent Financing must be consummated substantially in accordance with the terms and provisions of the documents provided to Lender evidencing the Offer, or terms and provisions which are more favorable to such Individual Borrower than such terms and provisions provided to Lender, and in compliance with the requirements of this Section 8.6. In the event that the terms are modified by such third party prior to such closing to be less favorable to such Individual Borrower, Individual Borrower shall re-submit such revised terms to Lender for consideration under Section 8.6.1.

         Section 8.7  Release Provisions.

                  8.7.1 Certain Definitions. For the purposes hereof:

                           (a) The term "Bona Fide  Contract"  shall mean,  with
                  respect to a Release Parcel or Lot, an agreement between an Individual Borrower and a Person other than an Affiliate of Borrower for the sale of such Release Parcel or Lot to such Person on an "all cash" basis in a bona-fide arms length transaction.

                           (b) The term "Gross Sales  Proceeds" shall mean, with
                  respect to the sale of a Release Parcel or Lot, the aggregate amount payable to or for the benefit of the seller thereof under the Bona Fide Contract for the sale of such Release Parcel or Lot, including the purchase price set forth in such Bona Fide Contract and all other amounts paid to discharge obligations of Seller or otherwise for the account or benefit of, or at the direction of, seller and not credited to such purchase price.

                           (c) The term "Minimum Release Price" shall mean, with
                  respect to a Release Parcel or Lot, 200% of the amount set forth on Exhibit A hereto as the Allocated Loan Amount for such Release Parcel or Lot (which amount, with respect to Lots, shall be the amount set forth in column 10a of Exhibit
                  A).

                           (d) The term "Net Sales  Proceeds"  shall mean,  with
                  respect to a Release Parcel or Lot, the Gross Sales Proceeds from the sale of such n Release Parcel or Lot less all customary and reasonable selling expenses actually incurred by Borrower in good faith in connection with the sale of such Release Parcel or Lot, including, without limitation, reasonable attorney's fees and disbursements, usual and customary brokerage commissions payable to brokers unaffiliated with Borrower and, if customarily paid by sellers in the State in which such Release Parcel or Lot is located, transfer taxes or documentary stamp taxes, title insurance premiums and survey costs.

                           (e) The term "Release Date" shall mean,  with respect
                  to a Release Parcel or Lot to be released from the lien of the Mortgage, the date of the closing of the sale of such Release Parcel or Lot pursuant to a Bona Fide Contract.

                           (f)  The  term  "Release   Parcel"  shall  mean  each
                  Individual   Property  and  the  portion  of  each  Individual
                  Property consisting solely of a golf course.

                           (g) The term "Release Price" shall mean, with respect
                  to a Release Parcel or Lot, the greater of (i) the Minimum Release Price for such Release Parcel or Lot and (ii) eighty percent (80%) of the Net Sales Proceeds from the sale of such Release Parcel or Lot.

                           (h) The term  "Release  Proceeds"  shall  mean,  with
                  respect to a Release Parcel or Lot, the greater of (i) the Minimum Release Price for such Release Parcel or Lot and (ii) 100% of the Net Sales Proceeds from the sale of such Release Parcel or Lot.

                  8.7.2 Releases. Notwithstanding anything to the contrary contained in the Loan Documents, Borrower may from time to time request and Lender shall release a Release Parcel or Lot from the lien of the Mortgage thereon upon satisfaction of the following conditions:

                           (a) Lender shall have received, not less than fifteen
                  (15) days prior to the Release Date with respect to a Release Parcel and ten (10) days prior to the Release Date with respect to a Lot, notice of the proposed release (a "Release Notice") identifying the Release Parcel or Lot proposed to be released and the proposed Release Date, together with (i) a copy of the Bona Fide Contract for the sale of such Release Parcel or Lot, (ii) a calculation of the Release Proceeds and Release Price for such Release Parcel or Lot, (iii) an accurate legal description of such Release Parcel or Lot, and
                  (iv) any and all documents and instruments to be executed by Lender in order to effect the release.

                           (b) Such release shall occur  simultaneously with the
                  sale of the Release Parcel or Lot pursuant to a Bona Fide Contract;

                           (c) Borrower  shall obtain the approval or consent of
                  all Persons having the legal right to approve or consent to the sale or release of such Release Parcel or Lot, including the approval or consent of any Persons having an interest in the Individual Property that would be affected thereby to the extent such approval is required pursuant to the terms of the documents evidencing such interest;

                           (d) The Release  Parcel or Lot and the balance of the
                  Individual Property affected thereby shall, after giving effect to such release, each conform to and be in compliance with all Legal Requirements and constitute separately assessed tax lots;

                           (e) Lender shall have received such additional documentation and information as shall be reasonably requested by Lender in connection with such release not more than three
                  (3) Business Days after such request; and

                           (f) No Event of  Default,  and no  event  that,  with
                  notice and/or the passage of time would become an Event of Default, shall have occurred and be continuing under the Loan Documents on the date Lender shall receive the Release Notice or on the Release Date;

                           (g) On the  Release  Date an amount  equal to (i) the
                  Release Proceeds for such Release Parcel or Lot and (ii) all costs and expenses (including, but not limited to, recording charges, taxes and fees and reasonable attorneys' fees and disbursements) in connection with the such release shall be deposited by wire transfer into the Cash Collateral Account;

                           (h) If the Release Parcel is a portion of an Individual Property, Lender shall receive promptly after the Release Date an endorsement to the Title Insurance Policy insuring the Mortgage (A) extending the effective date of the policy or policies to the Release Date and (B) confirming no change in the priority of the Mortgage on the balance of the Property or in the amount of the insurance or the coverage under the policy or policies (including coverage provided by any "zoning" endorsement and "separate tax lot" endorsement, if applicable); and

                           (i) Lender shall receive on the Release Date a certificate of Borrower, dated the Release Date, confirming that (A) all of the conditions to the release of the Release Parcel or Lot under this Paragraph have been satisfied and (B) the Bona Fide Contract for the sale of such Release Parcel or Lot has not been modified or amended and there are no agreements, oral or written, relating thereto.

         8.7.3   Application of Release Price; Credits.

                           (a) Upon the release of a Release  Parcel or Lot from
                  the lien of the Mortgage, the Release Proceeds shallbe deposited in the Cash Collateral Account and an amount equal to the Release Price for such Release Parcel or Lot shall, at the option of Lender, either (i) be allocated to the Monthly Debt Service Subaccount and disbursed to Lender on the Payment Date next following such release in accordance with the Cash Management Agreement and, upon receipt of such Release Price, Lender shall apply such amount to the reduction of the outstanding principal balance of the Loan without any prepayment premium or charge or (ii) be applied to the satisfaction of Borrowers's obligation under Section 8.12.

                           (b) If  insurance  proceeds  or  condemnation  awards
                  shall be paid with respect to any Release Parcel or Lot and shall not be made available by Lender to Borrower, Lender shall release such Release Parcel or Lot from the lien of the Mortgage thereon in accordance herewith except that Lender shall credit to the Release Price the amount of such insurance proceeds or condemnation award applied by Lender to the outstanding principal amount of the Loan.

                  8.7.4 Special Conditions for Initial Release of Lots. Prior to the initial release of a Lot from any Mortgage, Lender shall have received and approved the following, all of which shall be in form and substance satisfactory to Lender in its sole and absolute discretion:

                           (a) a copy of a subdivision  map or plat with respect
                  to the Individual Property (the "Subdivision Map") which shall show such Lot (and, if such Lot is a condominium unit, the Declaration of Condominium), together with evidence that

                                    (i) such  Subdivision  Map has been approved
                           by all applicable Governmental Authorities and is otherwise in compliance with all applicable Legal Requirements;

                                    (ii) each of the Lots has been  assigned  or
                           shall, upon filing of such Subdivision Map or conveyance of such Lots, in accordance with local law or practice, be assigned a separate tax lot or similar designation by the appropriate Governmental Authority and no further action (other than filing of such Subdivision Map in the Office of the Clerk of the County in which the Individual Property is located, if such Subdivision Map has not been previously filed therein) is required in order to create the Lots as independent parcels of real property which are separately assessed for real estate tax purposes and which may be freely conveyed by the owner thereof without the approval of any Governmental Authority and

                                    (iii)  each  of the  Lots  may be  used  for
                           single family residential use in accordance with the Plans under the applicable zoning law, if any, without any variance or other special approval;

                           (b) a copy of the declaration of covenants, restrictions, easements, charges and liens with respect to the regulation and governance of the Individual Property as a homeowner's association or condominium association, as the case may be, (the "Declaration"), if any, together with evidence that such declaration has been properly filed in the Recording Office applicable to the Individual Property so as to be binding upon the Individual Property and each of the Lots;

                           (c) evidence that the roads, sidewalks and other common areas and amenities identified in the Subdivision Map or the Declaration, as applicable, shall have been constructed to completion and that either the roads have been dedicated to the public and accepted by the appropriate Governmental Authority or the owners of the Lots shall have easements over such roads for ingress and egress to and from a public road;

                           (d) copies of all  materials  filed or required to be
                  filed with Governmental Authorities in order to sell the Lots to the public (the "Offering Materials"), if any, together with evidence that such materials have been accepted as approved to the extent required by Legal Requirements and that no further action is required to be taken by any Governmental Authority in order to sell Lots; and

                           (f) with respect to a condominium unit, unconditional
                  Bona Fide Contracts with respect to not less than ten percent (10%) (or such greater amount as may be required by law) of such Lots providing for the sale of each Lot on commercially reasonable terms and conditions, together with evidence that the purchaser under each such Bona Fide Contract has deposited, on account thereof, and Borrower is holding in escrow with respect thereto, not less than 10% of the sales price thereunder, which amounts shall be applied by Borrower to the purchase price upon the closing of such sale.

                  8.7.5 Lender shall have no obligation  whatsoever to grant any release which does not satisfy all of the terms and conditions precedent thereto set forth in this Section 8.7; provided, however, that Lender hereby reserves the right to release any Lot or Individual Property without notice to, or the consent, approval or agreement of other parties in interest, including, but not limited to junior liens or, if any, and such releases shall not impair in any manner the validity or the  priority of the  Mortgage  on any  property  remaining subject thereto, nor release Borrower from the obligations and liabilities set forth therein or in any other Loan Document (but this provision shall not constitute consent by Lender to the placing of any such junior liens or other interests or a waiver of the provisions hereof). Upon the filing of a Subdivision Map for a portion of an Individual Property not previously covered thereby, the provisions of
         Section 8.7.4 shall apply to the initial release of a Lot from such portion of such Individual Property.

         Section 8.8 Subdivision Provisions. Borrower hereby represents, warrant and covenants as follows:

                  8.8.1 Borrower will prepare and submit to Lender and all applicable Governmental Authorities the Subdivision Map, Declaration and Offering Materials, as applicable, and diligently pursue the approval and filing thereof to the extent required and will use commercially reasonable efforts to market and sell each of the Lots. The Subdivision Map, Declaration, Offering Materials and all documentation in connection therewith, including, without limitation, the by-laws and rules and regulations of the homeowner's association, if any, the management agreement, the form of contract of sale and deeds, and all other documents used by Borrower in connection with the subdivision of the Property, the sale of Lots and the operation, regulation, management and administration thereof shall be submitted to Lender for review and approval prior to the submission or resubmission thereof to any Governmental Authority or third parties and no changes or modifications thereto shall be made without Lender's prior approval, which shall not be unreasonably withheld, conditioned or delayed. Borrower shall not sell Lots unless and until the Subdivision Map, Declaration and Offering Materials, as applicable, shall have been approved by Lender and applicable Governmental Authorities.

                  8.8.2 Borrower shall sell Lots in a manner which is in compliance with all Legal Requirements including, without limitation, the Interstate Land Sales Act, to the extent applicable, and Borrower will not accept money or other sums, consideration or compensation in connection with the sale of a Lot, other than what is expressly set forth in the Bona Fide Contract as consideration for the purchase.

                  8.8.3 Borrower shall perform or cause to be performed all obligations of the developers or sponsors under the Declaration or Offering Materials, as applicable, and do or cause to be done all things necessary to operate and maintain the Property in compliance with all Legal Requirements, and will comply with the regulations of any relevant Governmental Authority, including securities regulations, which may apply to the sale of Lots and will furnish such evidence of compliance therewith as Lender may reasonably request.

                  8.8.4 Borrower shall (and hereby does) collaterally assign to Lender all of Borrower's right, title and interest in the Offering Materials so that Lender or any subsequent owner of the Mortgaged Property who acquires title thereto pursuant to a foreclosure hereunder or by taking a deed in lieu thereof may complete the filings required in order to sell the Lots to the public. Borrower covenants and agrees to execute and deliver to Lender or such subsequent owner such documents, and deliver to Lender or such subsequent owner such financial information concerning the Mortgaged Property, as Lender or such subsequent owner may reasonably request in order to complete such filings. In addition, promptly after a contract of sale is entered into for the sale of a Lot, such contract and the right to receive any deposit made thereunder, to the extent not prohibited by applicable law, shall be collaterally assigned to Lender as security for the Indebtedness. At Lender's request, each collateral assignment referred to above shall be further evidenced by an instrument of assignment, executed and delivered by Borrower, in form and substance reasonably satisfactory to Lender, which collateral assignment shall be released upon the termination of the contract of sale on account of which such deposit was made in accordance with its terms and return of such deposit to the purchaser thereunder.

                  8.8.5 The rights granted hereunder to Lender to review, approve and comment upon the Subdivision Map, Declaration and Offering Materials are not intended to, nor shall they be deemed to, constitute Lender as a sponsor or developer for the purposes hereof but is intended merely to afford Lender the ability (i) to insure correct disclosure of Lender's involvement with the Mortgaged Property, and
         (ii) to protect and preserve the security intended to be granted to Lender under this Mortgage and the Loan Documents, and Lender shall have no liability for the performance of any obligations of Borrower or any such sponsor or developer thereunder. Any approval by Lender of any such documents shall be evidence solely of Lender's determination that such document properly discloses such involvement and that the terms thereof, if implemented, would not have an adverse effect on such security, and not evidence of Lender's (A) determination that such document is in compliance with any laws, rules or regulations or (B) approval of the terms of such documents.

                  8.8.6 Upon the filing of the Subdivision Map, all references herein to the Individual Property shall be deemed to refer to such Individual Property excepting therefrom those Lots which may have been released from the lien of this Mortgage in accordance with the provisions hereof.

         Section 8.9  Cash Management.

                  8.9.1 Borrower shall deposit or cause to be deposited into the Clearing Account (as defined in the Cash Management Agreement) all
         Receipts within one Business Day after receipt thereof. 8.9.2 Commencing on the first day of each Collection Period, all amounts deposited in the Cash Collateral Account shall be allocated in the order and priority set forth in Section 3(a) of the Cash Management Agreement.

         Section 8.10 Right of First  Refusal to Purchase  Property.

                  8.10.1 Offer. In the event that (a) any Individual Borrower obtains a bona fide offer from a third party to purchase a (i) the Individual Property owned by such Individual Borrower, (ii) any portion of such Individual Property that includes the golf course, if any, located thereon or (iii) or any portion of such Individual Property which is used or intended to be used for commercial purposes or (b) any offer by such Individual Borrower to sell such Individual Property or part thereof shall be accepted by any third party (any of the foregoing being hereinafter referred to as an "Offer"), then, such Individual Borrower shall deliver to Lender written notice of Individual Borrower's intent to close such sale, together with a copy of the offer, contract or other documents and instruments setting forth the material terms of such sale.

                  8.10.2 Notice from Lender. Lender shall have ten (10) days from the date of receipt of all of the information required to be delivered to Lender under Section 8.10.1 above (the "Offer Period"), to notify such Individual Borrower in writing of Lender's interest in purchasing such Individual Property or part thereof on the same material terms and conditions as are set forth in the Offer. If Lender gives notice to such Individual Borrower during the Offer Period that Lender does not desire to purchase such Individual Property or part thereof, or if Lender fails to respond within the Offer Period, such Individual Borrower shall have one hundred and twenty (120) days from the date of receipt by such Individual Borrower of such notice from Lender or the expiration of the Offer Period if Lender fails to respond, as the case may be (the "Closing Period"), to close such sale on the same material terms as contained in the Offer.

                  8.10.3 Closing. If Lender notifies such Individual Borrower in writing during the Offer Period that Lender is interested in purchasing such Individual Property or part thereof, Lender and such Individual Borrower shall have thirty (30) days (or such longer period of time as is necessary under the circumstances if Individual Borrower is acting in good faith) from the date of such Individual Borrower's receipt of such written notice from Lender to agree upon the terms and conditions of and close such transaction and the documentation thereof, which shall be in all material respects the same as the terms and conditions of the Offer, to the extent the same are specified in the Offer.

                  8.10.4 Failure to Close. If such Individual Borrower fails to close a sale subject to this provision with the third party purchaser prior to the expiration of the Closing Period, such Individual Borrower shall be required to make a new offer to Lender in accordance with the provisions of this Section 8.10 before such Individual Borrower accepts any other Offer from any other party.

                  8.10.5 Compliance with Offer. Any sale must be consummated substantially in accordance with the terms and provisions of the documents provided to Lender evidencing the Offer, or terms and provisions which are more favorable to such Individual Borrower than such terms and provisions provided to Lender, and in compliance with the requirements of this Section 8.10. In the event that the terms are modified by such third party prior to such closing to be less favorable to such Individual Borrower, Individual Borrower shall re-submit such revised terms to Lender for consideration under Section 8.10.1. Section
         8.11 Sale of Red Hawk Property. RH Holdings, Inc. shall, on or before March 31, 1999, sell and convey title to the Individual Property known as Red Hawk International and more particularly described in Exhibit I annexed hereto for an amount not less than the sum of the Allocated Loan Amount for such Individual Property plus the amount of any other indebtedness secured by such Individual Property (the "Minimum Red Hawk Price"), which amount shall be payable entirely in cash and may be used to pay, among other things, such other indebtedness. Such sale shall be subject to the provisions of Sections 8.7 and 8.10 hereof, except that if such sale shall be consummated prior to March 31, 1999 and no Event of Default shall then exist, the Minimum Release Price and the Release Price for such Individual Property shall be an amount equal to the Allocated Loan Amount therefor plus the amount by which the Net Sales Proceeds shall exceed the Minimum Red Hawk Price.

         Section 8.12 Reserve Reimbursements. On or before January 1, 2000 (or such earlier date as shall be set forth on Exhibit K annexed hereto), Borrower shall pay to Lender for deposit in the accounts set forth on Exhibit K hereto the amounts, if any, indicated on Exhibit K for such deposit. Failure to make such deposits on or before January 1, 2000 shall be an Event of Default hereunder.

         Section 8.13 Starwood Settlement. On or before November 15, 1998, Golf Ventures, Inc. Borrower shall pay to Starwood Capital Group, LLC ("Starwood") the balance of the settlement amount due Starwood under the settlement agreement between Starwood and Borrower. In the event Borrower does not make the payment due Starwood on or before November 15, 1998 then (a) Borrower's failure shall be an Event of Default hereunder, (b) Lender may make the payment on Borrower's behalf from any escrow reserve account.

         Section 8.14 Northshore Transfers. Within thirty (30) days after the request by Lender, Northshore Development, Ltd. shall convey the Individual Property owned by it to Northshore Golf Partners, Ltd. and Northshore Development, Ltd. shall be released from any further liability under the Loan Documents.

ARTICLE IX.  SINGLE PURPOSE ENTITY/SEPARATENESS

         Section 9.1 Representations, Warranties and Covenants. Each Individual Borrower represents, warrants and covenants as of the date hereof and until such time as the Loan and all other amounts payable under any of the Loan Documents are paid in full, that:

                  (a) neither such Individual Borrower nor its applicable SPE Entity will dissolve or liquidate (or suffer any liquidation or dissolution) or amend the terms of their respective Organizational Documents;

                  (b) neither such Individual Borrower nor its applicable SPE Entity are contemplating either the filing of a petition by such Individual Borrower or SPE Entity under any state or federal bankruptcy or insolvency laws or the liquidation of all or a major portion of such Individual Borrower's or SPE Entity's assets or property, and such Individual Borrower has no knowledge of any Person contemplating the filing of any such petition against it;

                  (c) neither such Individual Borrower nor its applicable SPE Entity will enter into any transaction of merger or consolidation, or acquire by purchase or otherwise all or substantially all the business or assets of, or any stock or other evidence of beneficial ownership of, any entity;

                  (d) except with respect to a Person which is a SPE Entity, in the ordinary course of such Person acting as such SPE Entity, neither such Individual Borrower nor SPE Entity has, and neither such Person will, guarantee or otherwise hold out its credit as being available to satisfy obligations of any other Person other than in connection with the Loan;

                  (e) such Individual Borrower was organized for the sole purpose of owning, managing and operating its Individual Property and activities ancillary thereto and its applicable SPE Entity was organized for the sole purpose of acting as the SPE Entity of such Individual Borrower;

                  (f) such  Individual  Borrower  has not and will not engage in any business unrelated to the ownership, management and operation of the Properties and activities ancillary thereto and will conduct and operate its business as presently conducted and operated. Its applicable SPE Entity has not and will not engage in any business unrelated to acting as SPE Entity of such Individual Borrower;

                  (g) neither such Individual Borrower nor its applicable SPE Entity will enter into any contract or agreement with any member, partner, principal or Affiliate of Individual Borrower or SPE Entity, except upon terms and conditions that are intrinsically fair and substantially similar to those that would be available on an arms-length basis with unrelated third parties;

                  (h) in addition to any limitations with respect thereto contained in Section 5.3 hereof, such Individual Borrower and SPE Entity have not incurred and will not incur any indebtedness or material liabilities, secured or unsecured, direct or contingent (including guaranteeing any obligation), other than (i) the Loan and the other obligations of such Individual Borrower to Lender contained in the Loan Documents and (ii) trade payables or accrued expenses incurred in the ordinary course of business of operating the Properties not in excess of sixty (60) days past due; no indebtedness or liabilities (other than debt described in clause (i) above) may be secured (senior, subordinate or pari passu) by the Properties or any interest therein or in Borrower;

                  (i) such Individual Borrower and SPE Entity have not made and will not make any loans or advances to any third party (including any Affiliate of such Individual Borrower) and will not pledge its assets for the benefits of any third party (including any Affiliate of such Individual Borrower) other than in connection with the Loan;

                  (j) each of such Individual Borrower and SPE Entity is and will be solvent and able to pay its debts and liabilities (including employment and overhead expenses) from its own assets as the same shall become due;

                  (k) each of such Individual Borrower and SPE Entity will maintain its own separate books and records and bank accounts in each case which are separate and apart from those of any other Person;

                  (l) each of such Individual Borrower and SPE Entity will be, and at all times will hold itself out to the public as, a legal entity separate and distinct from any other entity (including any Affiliate thereof) and shall maintain and utilize separate stationery, invoices and checks, shall otherwise conduct its business and own its assets in its own name (or in the name of the Individual Property owned by such Individual Borrower) and shall correct any known misunderstanding regarding its separate identity;

                  (m) each of such Individual Borrower and SPE Entity (i) has and will maintain separate financial statements and shall not be included in any consolidated financial statements unless such statements shall note that such Individual Borrower is included in such financial statements solely for the purposes of complying with GAAP, and (ii) will file its own tax returns, except that consolidated tax returns may be filed with respect to each SPE Entity and Golf Ventures, Inc. if such filing is required under the Internal Revenue Code and shall not be waived by the Internal Revenue Service;

                  (n) each of such Individual Borrower and SPE Entity will maintain adequate capital for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations;

                  (o) neither such Individual Borrower nor SPE Entity will seek the dissolution or winding up, in whole or in part, of Individual Borrower or the SPE Entity;

                  (p) neither such Individual Borrower nor SPE Entity will commingle its funds and other assets with those of any Affiliate or other Person;

                  (q) each of such Individual Borrower and SPE Entity has and will maintain its assets in such a manner that it is not costly or difficult to segregate, ascertain or identify its individual assets from those of any Affiliate or any other Person;

                  (r) each of such Individual Borrower and SPE Entity has and will maintain a reasonable number of employees (which may be zero) in light of its contemplated business operations and will not do any act which would make it impossible to carry on the ordinary business of Individual Borrower;

                  (s) neither such Individual Borrower nor SPE Entity will file or consent to the filing of a petition for bankruptcy, reorganization, assignment for the benefit of creditors or similar proceeding under any federal or state bankruptcy, insolvency, reorganization or other similar law with respect to such Individual Borrower or the SPE Entity, if such Individual Borrower shall be a limited liability company, without the unanimous consent of its members (and to the extent its SPE Entity is a corporation, the Independent Director of such corporation), if such Individual Borrower shall be a partnership, the unanimous consent of its limited partners and SPE Entities (and, to the extent any SPE Entity is a corporation, the consent of the Independent Director of such SPE Entity), or if such Individual Borrower or SPE Entity shall be a corporation, the unanimous consent of its directors, including its Independent Director, and the consent of a majority of its shareholders, as the case may be;

                  (t) the sole assets of such Individual Borrower are, and for the term of the Loan shall be (i) the fee or leasehold interest in the Properties, (ii) such assets as are otherwise acquired in connection with the use, operation, maintenance, repair or management of the Properties and (iii) cash and accounts receivable;

                  (u) each of such Individual Borrower and SPE Entity has and will observe all partnership formalities, limited liability company formalities or corporate formalities, as applicable;

                  (v) such Individual Borrower and SPE Entity have not and will not acquire the obligations or securities of any of their partners, members or shareholders, as applicable;

                  (w) such Individual Borrower and SPE Entity shall each allocate fairly and reasonably any overhead for any office space which such entity shares with any other entity; SPE Entity will at all times comply, with each of the representations, warranties, and covenants contained in this Article IX;

                  (x) such Individual Borrower will have, at all times, an Independent Director (if a corporation), or, if a limited liability company or limited partnership, all SPE Entities or all SPE Entities, as applicable, will have at all times an Independent Director, except if such SPE Entity is itself a limited partnership or a limited liability company, then only the SPE Entity of such entity, as applicable, is required to have at all times an Independent Director;

                  (y) In connection with any Securitization or similar transaction to be undertaken by Lender (or any assignee or participant) with respect to the Loan, if Lender (or any such assignee or participant) shall request that the Independent Director of the SPE Entity be replaced, such Individual Borrower will cause such replacement with an Independent Director acceptable to Lender and the Rating Agencies within ten (10) days following such request; and

                  (z) no Individual Borrower or SPE Entity shall declare any dividend or otherwise distribute any funds to the holders of any interests in such Individual Borrower or SPE Entity.

         Section 9.2 Notice of Indemnification. BORROWER ACKNOWLEDGES THAT THIS AGREEMENT PROVIDES FOR INDEMNIFICATION OF LENDER BY BORROWER PURSUANT TO SECTIONS 7.5 AND THAT SUCH INDEMNIFICATION IS WITHOUT LIMIT AND WITHOUT REGARD TO THE CAUSE OR CAUSES THEREOF, INCLUDING PREEXISTING CONDITIONS, STRICT LIABILITY, OR LENDER'S OWN NEGLIGENCE (WHETHER SOLE, JOINT, CONCURRENT OR PASSIVE) EXCEPT AS PROVIDED IN THOSE SECTIONS.

         Section 9.3 No Oral Agreements. THIS LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDER-STANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OR PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.


                         [NO FURTHER TEXT ON THIS PAGE]

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

LENDER:
CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC, a Delaware limited liability company

By:______________________________________
Name:
Title:

BORROWER:

CUTTER SOUND DEVELOPMENT, LTD.,
a Florida limited partnership

        By:     U.S. Golf (Cutter Sound), Inc., its General Partner
                By:  /s/ Warren Stanchina
                Name:   Warren Stanchina
                Title:  President

MONTVERDE PROPERTY, LTD.,
a Florida limited partnership

        By:     U.S. Golf (Montverde), Inc., its General Partner
                By:  /s/ Warren Stanchina
                Name:   Warren Stanchina
                Title:  President

NORTHSHORE GOLF PARTNERS, LTD.,
a Texas limited partnership

        By:     Northshore U.S. Golf, Inc., its General Partner
                By:  /s/ Warren Stanchina
                Name:   Warren Stanchina
                Title:  President

NORTHSHORE DEVELOPMENT, LTD.,
a Texas limited partnership

        By:     Northshore U.S. Golf, Inc., its General Partner
                By:  /s/ Warren Stanchina
                Name:   Warren Stanchina
                Title:  President

U.S. GOLF PELICAN STRAND, INC., a Florida corporation
By:  /s/ Warren Stanchina
Name:   Warren Stanchina
Title:  President

U.S. GOLF PINEHURST PLANTATION, LTD.,
a Florida limited partnership

        By:     U.S. Golf (Plantation), Inc., its General Partner
                By:  /s/ Warren Stanchina
                Name:   Warren Stanchina
                Title:  President

FSD GOLF CLUB, LTD.,
a Florida limited partnership

        By:     U.S. Golf (FSD), Inc., its General Partner
                By:  /s/ Warren Stanchina
                Name:   Warren Stanchina
                Title:  President

RH HOLDINGS, INC., a Utah corporation
By:  /s/ Warren Stanchina
Name:   Warren Stanchina
Title:  President

WEDGEFIELD LIMITED PARTNERSHIP,
a Michigan limited partnership

        By:     U.S. Golf (Wedgefield), Inc., its General Partner
                By:  /s/ Warren Stanchina
                Name:   Warren Stanchina
                Title:  President